   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 11, 1998



                                                      REGISTRATION NO. 333-66695

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933     /X/

                            ------------------------


                         PRE-EFFECTIVE AMENDMENT NO. 1    /X/
                         POST-EFFECTIVE AMENDMENT NO.     / /



                            ------------------------

               MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
               (Exact Name of Registrant as Specified in Charter)

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                    (Address of Principal Executive Offices)

                                  212-392-2550
                        (Registrant's Telephone Number)

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (Name and Address of Agent for Service)

                            ------------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                  GORDON ALTMAN BUTOWSKY WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                   The Exhibit Index is located on page [  ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   FORM N-14

               MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
                             CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933

PART A OF FORM N-14 ITEM NO.                   PROXY STATEMENT AND PROSPECTUS HEADING
-----------------------------  ----------------------------------------------------------------------
  1(a)   ....................  Cross Reference Sheet

   (b)   ....................  Front Cover Page

   (c)   ....................                                    *

  2(a)   ....................                                    *

   (b)   ....................  Table of Contents

  3(a)   ....................  Fee Table

   (b)   ....................  Synopsis

   (c)   ....................  Principal Risk Factors

  4(a)   ....................  The Reorganization

   (b)   ....................  The Reorganization -- Capitalization Table (Unaudited)

  5(a)   ....................  Registrant's Prospectus

   (b)   ....................                                    *

   (c)   ....................                                    *

   (d)   ....................                                    *

   (e)   ....................  Available Information

   (f)   ....................  Available Information

  6(a)   ....................  Prospectus of Dean Witter Global Short-Term Income Fund Inc.

   (b)   ....................  Available Information

   (c)   ....................                                    *

   (d)   ....................                                    *

  7(a)   ....................  Introduction -- Proxies

   (b)   ....................                                    *

   (c)   ....................  Introduction; The Reorganization -- Appraisal Rights

  8(a)   ....................  The Reorganization

   (b)   ....................                                    *

   9     ....................                                    *


PART B OF FORM N-14 ITEM NO.                STATEMENT OF ADDITIONAL INFORMATION HEADING
-----------------------------  ----------------------------------------------------------------------

 10(a)   ....................  Cover Page

   (b)   ....................                                    *

  11     ....................  Table of Contents

 12(a)   ....................  Additional Information about Morgan Stanley Dean Witter World Wide
                                 Income Trust

   (b)   ....................                                    *

   (c)   ....................                                    *

PART B OF FORM N-14 ITEM NO.                STATEMENT OF ADDITIONAL INFORMATION HEADING
-----------------------------  ----------------------------------------------------------------------
 13(a)   ....................  Additional Information about Morgan Stanley Dean Witter Global
                                 Short-Term Income Fund Inc.

   (b)   ....................                                    *

   (c)   ....................                                    *

  14     ....................  Registrant's Annual Report for the fiscal year ended October 31, 1998;
                                 Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.'s
                                 Annual Report for the fiscal year ended October 31, 1998; and Pro
                                 Forma financial statements for Registrant for the period ended on
                                 October 31, 1998.

PART C OF FORM N-14 ITEM NO.                         OTHER INFORMATION HEADING
-----------------------------  ----------------------------------------------------------------------
  15     ....................  Indemnification

  16     ....................  Exhibits

  17     ....................  Undertakings

------------------------

*   Not Applicable or negative answer

         MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 24, 1999

TO THE SHAREHOLDERS OF MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND
INC.:

    Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") to be held at Conference Room A, 44th Floor, Two World Trade Center, New York, New York 10048, at 9:00 A.M., New York time, on February 24, 1999, and any adjournments thereof (the "Meeting"), for the following purposes:

    1. To consider and vote upon an Agreement and Plan of Reorganization, dated October 28, 1998 (the "Reorganization Agreement"), between Global Short-Term and Morgan Stanley Dean Witter World Wide Income Trust ("World Wide"), pursuant to which substantially all of the assets of Global Short-Term would be combined with those of World Wide and shareholders of Global Short-Term would become shareholders of World Wide receiving Class A shares of World Wide with a value equal to the value of their holdings in Global Short-Term (the "Reorganization"); and

    2.  To act upon such other matters as may properly come before the Meeting.

    The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as EXHIBIT A thereto. Shareholders of record at the close of business on November 30, 1998 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of Global Short-Term recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                          By Order of the Board of Directors,

                                          Barry Fink,
                                          SECRETARY

December   , 1998

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

               MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
                            TWO WORLD TRADE CENTER,
                            NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                          ACQUISITION OF THE ASSETS OF
         MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.

                        BY AND IN EXCHANGE FOR SHARES OF
               MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

    This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") in connection with an Agreement and Plan of Reorganization, dated October 28, 1998 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Global Short-Term will be combined with those of Morgan Stanley Dean Witter World Wide Income Trust ("World Wide") in exchange for shares of World Wide (the "Reorganization"). As a result of this transaction, shareholders of Global Short-Term will become shareholders of World Wide and will receive Class A shares of World Wide with a value equal to the value of their holdings in Global Short-Term. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Global Short-Term and World Wide, attached hereto as EXHIBIT A. The address of Global Short-Term is that of World Wide set forth above. This Proxy Statement also constitutes a Prospectus of
World Wide, which is dated December   , 1998, filed by World Wide with the
Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

    World Wide is an open-end non-diversified management investment company whose primary investment objective is to provide a high level of current income. As a secondary objective, the fund seeks appreciation in the value of its assets. World Wide seeks to achieve its objectives by investing primarily in fixed-income securities issued by foreign or U.S. companies, or issued or guaranteed by foreign governments, government agencies or government subdivisions, supranational organizations (or any subdivision thereof), or the U.S. Government, its agencies or instrumentalities.

    This Proxy Statement and Prospectus sets forth concisely information about World Wide that shareholders of Global Short-Term should know before voting on the Reorganization Agreement. A copy of the Prospectus for World Wide dated February 6, 1998, is attached as EXHIBIT B and incorporated herein by reference. Also enclosed and incorporated herein by reference is World Wide's Annual Report for the fiscal year ended October 31, 1998. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement
and Prospectus (the "Additional Statement"), dated December   , 1998, has been
filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Global Short-Term's Prospectus, dated February 10, 1998, and Annual Report for its fiscal year ended October 31, 1998. Such documents are available without charge by calling (212) 392-2550 or (800) 526-3143 (TOLL FREE).

INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT AND PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        THIS PROXY STATEMENT AND PROSPECTUS IS DATED DECEMBER   , 1998.

                               TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS

                                                                            PAGE
                                                                            ----
INTRODUCTION..............................................................     1
  General.................................................................     1
  Record Date; Share Information..........................................     1
  Proxies.................................................................     2
  Expenses of Solicitation................................................     2
  Vote Required...........................................................     3
SYNOPSIS..................................................................     3
  The Reorganization......................................................     3
  Fee Table...............................................................     4
  Tax Consequences of the Reorganization..................................     6
  Comparison of Global Short-Term and World Wide..........................     6
PRINCIPAL RISK FACTORS....................................................     9
THE REORGANIZATION........................................................    10
  The Proposal............................................................    10
  The Board's Consideration...............................................    10
  The Reorganization Agreement............................................    11
  Tax Aspects of the Reorganization.......................................    12
  Description of Shares...................................................    14
  Capitalization Table (unaudited)........................................    14
  Appraisal Rights........................................................    14
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS............    14
  Investment Objectives and Policies......................................    14
  Investment Restrictions.................................................    15
ADDITIONAL INFORMATION ABOUT GLOBAL SHORT-TERM AND WORLD WIDE.............    16
  General.................................................................    16
  Financial Information...................................................    16
  Management..............................................................    16
  Description of Securities and Shareholder Inquiries.....................    16
  Dividends, Distributions and Taxes......................................    16
  Purchases, Repurchases and Redemptions..................................    16
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE...............................    16
FINANCIAL STATEMENTS AND EXPERTS..........................................    17
LEGAL MATTERS.............................................................    17
AVAILABLE INFORMATION.....................................................    17
OTHER BUSINESS............................................................    17
EXHIBIT A -- Agreement and Plan of Reorganization, dated October 28, 1998,
  by and between Global Short-Term and World Wide.........................   A-1
EXHIBIT B -- Prospectus of World Wide, dated February 6, 1998.............   B-1

         MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 24, 1999

                                  INTRODUCTION

GENERAL

    This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), an open-end non-diversified management investment company, in connection with the solicitation by the Board of Directors of Global Short-Term (the "Board") of proxies to be used at the Special Meeting of Shareholders of Global Short-Term to be held at Conference Room A, 44th Floor, Two World Trade Center, New York, New York 10048 at 9:00 A.M., New York time, on February 24, 1999, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about December
  , 1998.

    At the Meeting, Global Short-Term shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated October 28, 1998 (the "Reorganization Agreement"), between Global Short-Term and Morgan Stanley Dean Witter World Wide Income Trust ("World Wide") pursuant to which substantially all of the assets of Global Short-Term will be combined with those of World Wide in exchange for shares of World Wide. As a result of this transaction, Shareholders will become shareholders of World Wide and will receive shares of World Wide equal to the value of their holdings in Global Short-Term on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder of Global Short-Term will receive Class A shares of World Wide. The Class A shares to be issued by World Wide pursuant to the Reorganization (the "World Wide Shares") will be issued at net asset value without an initial sales charge. Further information relating to World Wide is set forth herein and in World Wide's current Prospectus, dated February 6, 1998 ("World Wide's Prospectus"), attached as EXHIBIT B to this Proxy Statement and Prospectus and incorporated herein by reference.

    The information concerning Global Short-Term contained herein has been supplied by Global Short-Term and the information concerning World Wide contained herein has been supplied by World Wide.

RECORD DATE; SHARE INFORMATION


    The Board has fixed the close of business on November 30, 1998 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 5,036,935.252 shares of Global Short-Term issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.



    To the knowledge of the Board, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding shares of Global Short-Term. As of the Record Date, the directors and officers of Global Short-Term, as a group, owned less than 1% of the outstanding shares of Global Short-Term.

    The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of World Wide as of the Record Date: Class A -- Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Trustee for the benefit of Alban Charitable Remainder Unitrust, P.O. Box 503, Jersey City NJ 07311 (53,759.820 shares) (40.364%); MSDW Trust, Trustee for Crowne Investment Inc. 401 K Plan, P.O. Box 957, Jersey City, NJ 07303-0957 (29,372.108 shares);
Dean Witter Reynolds, Custodian for Peter J. Seeley IRA rollover, dated 9/15/94, 194 Hemlock Lane, Kinnelon, NJ 07405-2430 (8,664.366 shares); MSDW Trust, Trustee for Rainbow Technology Corp., Retirement Plan, P.O. Box 957, Jersey City, NJ 07303-0957; Mitteldorf Family Trust U/A 10/31/91, Harriet Mittledorf, Trustee, 33 Beverly Avenue, Lansdowne, PA 19050-2705 (8,278.146 shares). Class C -- Dean Witter Reynolds, Custodian for David S. Brodnan, IRA Rollover dated 7/2/97, 3950 R.F.D., Long Grove, IL 60047 (10,244.004 shares) (31.321%); Nancy
J. Rawleigh and Steven D. Rawleigh, Joint Tenants, 12001 NE 14th Avenue, Apt. 708, Hallandale, FL 33009-2768 (2,876.870 shares); Dean Witter Reynolds, Custodian for Joyce F. Gerspach, IRA STD/Rollover, dated 4/21/98, 4736 W. Armitage Avenue, Chicago, IL 60639-3304 (2,768.718 shares); Jerome R. Leither and Judith L. Leither, Joint Tenants, 6091 Mirada Court, Highland, CA 92346-2012 (2,199.738 shares). Class D -- MSDW Trust, Agent for American Baptist Homes Foundation of the West Inc., Trustee for the benefit of Perkins, P.O. Box 503, Jersey City, NJ 07311 (9,922.732 shares). As of the Record Date, the trustees and officers of World Wide, as a group, owned less than 1% of the outstanding shares of World Wide.


PROXIES

    The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by:
(i) delivering written notice of revocation to the Secretary of Global Short-Term at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

    In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Global Short-Term present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION


    All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Global Short-Term, which expenses are not expected to exceed $150,000. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Global Short-Term, and officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") and MSDW Trust, personally or by mail, telephone, telegraph or otherwise, without special compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.


    MSDW Trust, an affiliate of MSDW Advisors, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Global Short-Term has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card.

VOTE REQUIRED

    Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (I.E., more than 50%) of the outstanding shares of Global Short-Term represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Global Short-Term will continue in existence and the Board will consider alternative actions.

                                    SYNOPSIS

    THE FOLLOWING IS A SYNOPSIS OF CERTAIN INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT AND PROSPECTUS. THIS SYNOPSIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT AND PROSPECTUS AND THE REORGANIZATION AGREEMENT. SHAREHOLDERS SHOULD CAREFULLY REVIEW THIS PROXY STATEMENT AND PROSPECTUS AND THE REORGANIZATION AGREEMENT IN THEIR ENTIRETY AND, IN PARTICULAR, WORLD WIDE'S PROSPECTUS, WHICH IS ATTACHED TO THIS PROXY STATEMENT AND INCORPORATED HEREIN BY REFERENCE.

THE REORGANIZATION

    The Reorganization Agreement provides for the transfer of substantially all the assets of Global Short-Term, subject to stated liabilities, to World Wide in exchange for the World Wide Shares. The aggregate net asset value of the World Wide Shares issued in the exchange will equal the aggregate value of the net assets of Global Short-Term received by World Wide. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Global Short-Term will distribute the World Wide Shares received by Global Short-Term to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Global Short-Term and Global Short-Term will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional World Wide Shares equal in value to such Shareholder's pro rata interest in the net assets of Global Short-Term transferred to World Wide. Pursuant to the Reorganization, each Shareholder will receive Class A shares of World Wide and will receive such shares in certificate form. Shareholders holding their shares in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of World Wide; however, such Shareholders will not be able to redeem, transfer or exchange the World Wide Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

    FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF GLOBAL SHORT-TERM ("INDEPENDENT DIRECTORS"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF GLOBAL SHORT-TERM AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

    Global Short-Term and World Wide each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The following table illustrates expenses and fees that shares of Global Short-Term incurred during the fund's fiscal year ended October 31, 1998. As discussed above, pursuant to the Reorganization, Shareholders will receive Class A shares of World Wide. Accordingly, with respect to World Wide, the table sets forth expenses and fees of the fund's Class A shares for the fund's October 31, 1998 fiscal year end. The table also sets forth pro forma fees for the surviving combined fund (Class A shares of World Wide) reflecting what the fee schedule would have been on October 31, 1998, if the Reorganization had been consummated twelve (12) months prior to that date. The fees and expenses for both funds that are set forth in the table below are set forth in the funds' respective Annual Reports for their fiscal year ended October 31, 1998, which Reports are accompanied herewith and are incorporated herein by reference. Such expenses are not set forth in the funds' current Prospectuses, which Prospectuses relate to the funds' fiscal year ended October 31, 1997.

SHAREHOLDER TRANSACTION EXPENSES

                                                                    PRO FORMA
                                            GLOBAL     WORLD WIDE   COMBINED
                                          SHORT-TERM   (CLASS A)    (CLASS A)
                                          ----------   ----------   ---------
Maximum Sales Charge Imposed on
  Purchases (as a percentage of offering
  price)................................     none         4.25%(1)    4.25%(1)

Maximum Contingent Deferred Sales
  Charges (as a percentage of the lesser
  of original purchase or redemption
  proceeds).............................     3.00(2)      none(3)     none(3)

ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS


                                                                                                           PRO FORMA
                                                                                   GLOBAL     WORLD WIDE   COMBINED
                                                                                 SHORT-TERM   (CLASS A)    (CLASS A)
                                                                                 ----------   ----------   ---------
Management Fees................................................................     0.55%        0.75%       0.75%

12b-1 Fees(4)..................................................................     0.75%        0.23%       0.23%

Other Expenses.................................................................     0.54%        0.47%       0.41%

Total Fund Operating Expenses..................................................     1.84%        1.45%       1.39%


------------------------

(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus). In addition, Shareholders will not pay any sales charge relating to the World Wide Shares received pursuant to the Reorganization.

(2) The CDSC is scaled down to 1.00% during the third year, reaching zero thereafter.

(3) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares" in each fund's Prospectus).


(4) The 12b-1 fee is accrued daily and payable monthly. With respect to World Wide, the entire 12b-1 fee payable by Class A and, with respect to Global Short-Term, a portion of the 12b-1 fee payable by it equal to 0.25% of its average daily net assets, are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below and "Purchase of Fund Shares -- Plan of Distribution" in each fund's Prospectus).


    The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the funds will bear directly or indirectly. See "Synopsis -- Investment Management and Distribution Plan Fees, Other Significant Fees."

HYPOTHETICAL EXPENSES

    To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assuming that an investor makes a $1,000 investment in either Global Short-Term or World Wide or the new combined fund (World Wide), that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above; if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:


                                                                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                 -----------  -----------  -----------  -----------
Global Short-Term..............................................   $      49    $      68    $     100    $     216
World Wide (Class A)...........................................   $      57    $      86    $     118    $     209
Pro Forma Combined (Class A)...................................   $      56    $      85    $     115    $     202


If such investment was not redeemed, the investor would incur the following expenses:


                                                                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                 -----------  -----------  -----------  -----------
Global Short-Term..............................................   $      19    $      58    $     100    $     216
World Wide (Class A)...........................................   $      57    $      86    $     118    $     209
Pro Forma Combined (Class A)...................................   $      56    $      85    $     115    $     202


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. LONG-TERM SHAREHOLDERS OF GLOBAL SHORT-TERM AND WORLD WIDE MAY PAY MORE IN SALES CHARGES INCLUDING DISTRIBUTION FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.

TAX CONSEQUENCES OF THE REORGANIZATION

    As a condition to the Reorganization, Global Short-Term will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by Global Short-Term or the shareholders of Global Short-Term for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF GLOBAL SHORT-TERM AND WORLD WIDE

    INVESTMENT OBJECTIVES AND POLICIES. Global Short-Term and World Wide have similar investment objectives and policies. The investment objective of Global Short-Term is to achieve as high a level of current income as is consistent with prudent investment risk. Similarly, the primary investment objective of World Wide is to provide a high level of current income and, as a secondary objective, the fund seeks appreciation in the value of its assets. Both funds seek to achieve their respective objectives by investing primarily in fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, issued or guaranteed by foreign governments or supra-national organizations, or issued by foreign or U.S. companies. Global Short-Term invests primarily in fixed income securities with remaining maturities of not more than three years and with the two highest credit ratings issued by Standard & Poor's Corporation ("S&P") (AAA or AA) and/or by Moody's Investors Services, Inc. ("Moody's") (Aaa or Aa) or if unrated, the securities are determined to be of comparable quality. World Wide, however, invests in securities within the four highest rating categories issued by S&P (AAA, AA, A or BBB) and/or Moody's (Aaa, Aa, A or Baa) or if unrated, the securities are determined to be of comparable quality. In addition, World Wide does not have a stated policy as to the remaining maturities of its fixed income investments.

    Both funds' assets are comprised of investments in the securities of issuers located in at least three different countries (including the U.S.). Additionally, Global Short-Term will invest at least 25% of its total assets in U.S. securities; whereas, World Wide does not have a policy of concentrating more than 25% of its total assets in any one country.

    Global Short-Term has a fundamental policy of investing, under normal circumstances, at least 25% its total assets in debt instruments issued by U.S. and foreign companies engaged in the banking industry (the "Bank Concentration Policy"); whereas, World Wide does not have any such policy.

    The principal differences between both funds' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

    Other than Global Short-Term's Bank Concentration Policy, the investment policies of both Global Short-Term and World Wide are not fundamental and may be changed by their respective Boards of Directors/ Trustees.

    INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Global Short-Term obtains management services from MSDW Advisors. As compensation for such services, Global Short-Term pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.55% to the first $500 million of the fund's average net assets and 0.50% to the fund's average net assets exceeding $500 million. World Wide also obtains investment management services from MSDW Advisors. As compensation for such services, World Wide pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.75% to the fund's average net assets not exceeding $250 million; 0.60% to the portion of the daily net assets exceeding $250 million, but not exceeding $500 million; 0.50% to the portion of the daily net assets exceeding $500 million, but not exceeding $750 million; 0.40% to the portion of the daily net assets exceeding $750 million, but not exceeding $1 billion; and 0.30% to the portion of the daily net assets exceeding $1 billion.

    Both Global Short-Term and World Wide have adopted distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of World Wide's Class A shares, the fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A shares of the fund. Reimbursement for these expenses is made in monthly payments by the fund to the Distributor which will in no event exceed amounts equal to payments at the annual rate of 0.25% of the average daily net assets of the Class A shares. In the case of Global Short-Term, the fund's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.75% of the lesser of: (i) the fund's average daily aggregate net sales or (ii) the fund's average daily net assets. The fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of Global Short-Term's shares. For information relating to the 12b-1 fees applicable to each of the other classes of World Wide's shares and further information on the fund's Class A shares, see the section entitled "Purchase of Fund Shares" in World Wide's Prospectus attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. See "Purchases, Exchanges and Redemptions" below.

    OTHER SIGNIFICANT FEES. Both Global Short-Term and World Wide pay additional fees in connection with their operations, including legal, auditing, transfer agent, directors/trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

    PURCHASES, EXCHANGES AND REDEMPTIONS. World Wide's Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in the fund's Prospectus).

    Global Short-Term's shares are offered at net asset value with no initial sales charge, but are subject to the CDSC schedule set forth below.

YEAR SINCE                                        GLOBAL SHORT-TERM SHARES
PURCHASE PAYMENT MADE                                   CDSC SCHEDULE
------------------------------------------------  -------------------------
First...........................................               3.0%
Second..........................................               2.0%
Third...........................................               1.0%
Fourth and thereafter...........................               none

    Shareholders receiving the World Wide Shares pursuant to the Reorganization will not be subject to any CDSC or front-end sales charge upon receipt of such shares. In addition, Shareholders will not be subject to a CDSC upon redemption of the World Wide Shares or upon redemption of shares of any other fund for which the World Wide Shares are exchanged. The CDSC charge is paid to the Distributor. Shares of World Wide and Global Short-Term are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to World Wide's Class A shares and any of the fund's other classes, see the section entitled "Purchase of Fund Shares" in World Wide's Prospectus.

    Class A shares of World Wide may be exchanged for Class A shares of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class ("Morgan Stanley Dean Witter Multi-Class Funds"), without the imposition of an exchange fee. Class A shares of World Wide may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust without the imposition of an exchange fee. Shares of Global Short-Term may be exchanged for Class B shares of any Morgan Stanley Dean Witter Multi-Class Fund. Additionally, shares of both funds may be exchanged for shares of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust and Morgan Stanley Dean Witter Short-Term Bond Fund and the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing eight funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee.

    With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. As noted above, no CDSC will be imposed on the World Wide Shares acquired in connection with the Reorganization. During the period of time a World Wide and Global Short-Term shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Global Short-Term and World Wide provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to World Wide, see the section entitled "Shareholder Services" in World Wide's Prospectus.

    Shareholders of Global Short-Term and World Wide may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Global Short-Term and World Wide offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, with respect to World Wide, within thirty-five days, and with respect to Global Short-Term, within thirty days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Global Short-Term and World Wide may redeem involuntarily, at net asset value, most accounts valued at less than $100.

    DIVIDENDS. World Wide declares dividends separately for each of its classes and declares and pays monthly dividends from the anticipated net investment income of the fund. Global Short-Term declares dividends on each day the New York Stock Exchange is open for business and pays them monthly. Both funds distribute net short-term and long-term capital gains, if any, at least annually. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the fund (and of the same class, with respect to World Wide) at net asset value unless the shareholder elects to receive cash.

    FORM OF ORGANIZATION. Global Short-Term is organized under the laws of Maryland; whereas, World Wide is organized under the laws of the Commonwealth of Massachusetts. Both types of organization allow the Board of Directors/Trustees to take certain action without obtaining shareholder approval. In addition, routine annual shareholder meetings are not required for either structure. Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the fund. In the opinion of Massachusetts counsel to World Wide, however, the risk to fund shareholders of personal liability is remote. For additional information about World Wide's form of organization, see the section entitled "Additional Information" in World Wide's Prospectus.

    Effective June 22, 1998, World Wide's name was changed from Dean Witter World Wide Income Trust to Morgan Stanley Dean Witter World Wide Income Trust. On that date, Global Short-Term's name was changed from Dean Witter Global Short-Term Income Fund Inc. to Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.

                             PRINCIPAL RISK FACTORS

    The net asset values of World Wide and Global Short-Term will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted. The funds' respective yields will also vary based on the yield of each fund's portfolio securities. Both funds invest a primary portion of their portfolio securities in fixed income securities which are subject to credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest and/or principal payments as they become due. Interest rate risk refers to fluctuations in the net asset value of a portfolio of fixed income securities resulting from changes in interest rates. World Wide may invest 65% of its total assets in securities rated BBB by S&P or Baa by Moody's (or if unrated, the securities are determined to be of comparable quality); whereas, Global Short-Term invests in higher rated securities (I.E., securities which have the two highest ratings issued by S&P (AAA or AA) and/or Moody's (Aaa or Aa)) (or if unrated, the securities are determined to be of comparable quality). Securities with ratings as low as BBB by S&P or Baa by Moody's may be considered to have a greater degree of credit risk than securities with higher ratings. Such securities are also considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of securities with higher ratings.

    Global Short-Term has a policy of investing in fixed income securities which have a remaining maturity (at the time of purchase) of not more than three years. World Wide does not have any stated policy on the maturities of its portfolio securities and, accordingly, may invest significantly in longer-term fixed income securities which may be subject to greater credit risk and price fluctuations than similar shorter-term securities.

    Both funds are subject to certain special risks relating to investments in foreign securities including, fluctuations in currency exchange rates (i.e., if a substantial portion of the funds' assets are denominated in foreign currencies which decrease in value with respect to the U.S. dollar, the value of the investor's shares and the distributions made thereon will decrease in value), foreign securities exchange controls and foreign tax rates. The foreign securities and markets in which the funds invest pose greater risks than those customarily associated with domestic securities and their markets. Both funds also are subject to the special risks relating to forward foreign currency contracts and options and futures contracts.

    Additionally, Global Short-Term is subject to the risks associated with its Bank Concentration Policy, such as adverse changes in economic and regulatory developments affecting the banking industry. By contrast, World Wide does not concentrate its investments in a particular industry. Global Short-Term invests in mortgage-and asset-backed securities which are subject to special risks including prepayments or refinancings of the assets underlying such securities, which may have an impact on the dividends paid and the net asset value of the fund's shares. World Wide does not invest in such securities.

    Both funds may enter into repurchase agreements and reverse repurchase agreements, and may purchase securities on a when-issued and delayed delivery basis, all of which involve certain special risks.

    The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Investment Objective and Policies -- Risk Considerations" in the Prospectus of Global Short-Term and "Investment Objectives and Policies -- Risk Considerations" in World Wide's Prospectus attached hereto and incorporated herein by reference.

                               THE REORGANIZATION

THE PROPOSAL

    The Board of Directors of Global Short-Term, including the Independent Directors, having reviewed the financial position of Global Short-Term and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Global Short-Term and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Global Short-Term.

THE BOARD'S CONSIDERATION

    At a meeting held on October 28, 1998, the Board, including all of the Independent Directors, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Global Short-Term and

Class A of World Wide. The Board also considered other factors, including, but not limited to: the compatibility of the investment objectives, policies, restrictions and portfolios of Global Short-Term and World Wide; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Global Short-Term and World Wide in connection with the Reorganization.

    In recommending the Reorganization to Shareholders, the Board of Global Short-Term considered that the Reorganization would have the following benefits to Shareholders:

    1. Once the Reorganization is consummated, the expenses which would be borne by Class A shares of the "combined fund" should be lower on a percentage basis than the actual expenses per share of Global Short-Term. The Board noted that notwithstanding Global Short-Term's lower management fees, Global Short-Term's total expense ratio was higher for its fiscal year ended October 31, 1997 than the expense ratio for Class A shares of World Wide for the same period. This is primarily due to the significantly lower Rule 12b-1 fees incurred by Class A shares of World Wide (0.25% of average daily net assets) compared to the 12b-1 fees paid by Global Short-Term (0.75% of average daily net assets). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (E.G., auditing and legal) can be spread over a larger number of shares. The Board further noted that the combined fund is expected to have a lower expense ratio than the current ratio of World Wide.

    2. Shareholders would have a continued participation in a portfolio of fixed income securities of issuers throughout the world through investment in World Wide.

    3. The Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and no gain or loss will be recognized by Global Short-Term or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

    4. The Board also took into consideration that absent the Reorganization, World Wide will continue to compete for investor funds with Global Short-Term. The Reorganization should allow for more concentrated selling efforts to the benefit of both Global Short-Term and World Wide shareholders and avoid the inefficiencies associated with the operation and distribution of two similar funds.

    The Board of Trustees of World Wide, including a majority of Independent Trustees, has determined that the Reorganization is in the best interests of World Wide and its shareholders and that the interests of existing shareholders of World Wide will not be diluted as a result thereof. The transaction will enable World Wide to acquire investment securities which are consistent with World Wide's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Furthermore, the addition of assets to World Wide's portfolio may result in some of the economies of scale described above.

THE REORGANIZATION AGREEMENT

    The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

    The Reorganization Agreement provides that (i) Global Short-Term will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Global Short-Term as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to World Wide on the Closing Date in exchange for the assumption by World Wide of stated liabilities of Global Short-Term, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Global Short-Term prepared by the Treasurer of Global Short-Term as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of World Wide Shares; (ii) such World Wide Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Global Short-Term would be dissolved; and (iv) the outstanding shares of Global Short-Term would be canceled.


    The number of World Wide Shares to be delivered to Global Short-Term will be determined by dividing the aggregate net asset value of shares of Global Short-Term acquired by World Wide by the net asset value per share of Class A shares of World Wide; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Global Short-Term and World Wide may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, shares of Global Short-Term had an aggregate net asset value (not including any Cash Reserve of Global Short-Term) of $100,000. If the net asset value per Class A share of World Wide were $10 per share at the close of business on the Valuation Date, the number of World Wide Shares to be issued would be 10,000 ($100,000 divided by $10). These 10,000 Class A shares of World Wide would be distributed to the former shareholders of Global Short-Term. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.


    On the Closing Date or as soon as practicable thereafter, Global Short-Term will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the World Wide Shares it receives. Each Shareholder will receive Class A of shares of World Wide. World Wide will cause its transfer agent to credit and confirm an appropriate number of World Wide Shares to each Shareholder. Certificates for World Wide Shares will be issued upon written request of a Shareholder but only for whole shares, with fractional shares credited to the name of the Shareholder on the books of World Wide. Shareholders who wish to receive certificates representing their World Wide Shares must, after receipt of their confirmations, make a written request to World Wide's transfer agent, MSDW Trust, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of World Wide; however, such Shareholders will not be able to redeem, transfer or exchange the World Wide Shares received until the old certificates have been surrendered.


    The Closing Date will be the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Global Short-Term or World Wide. The Reorganization Agreement may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting which would detrimentally affect the value of the shares of World Wide to be distributed. All expenses of this solicitation, including the cost of preparing and mailing the Proxy Statement and Prospectus, will be borne by Global Short-Term which expenses are not expected to exceed $150,000.


    The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Global Short-Term and World Wide. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the

Reorganization Agreement by the other party or if, by July 30, 1999, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

    Under the Reorganization Agreement, within one year after the Closing Date, Global Short-Term shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former shareholders of Global Short-Term that received World Wide Shares. Global Short-Term shall be dissolved and deregistered as an investment company promptly following the distribution of shares of World Wide to Shareholders of record of Global Short-Term.

    The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Global Short-Term (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in World Wide Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Global Short-Term recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

    Shareholders will continue to be able to redeem their shares of Global Short-Term at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the Closing Date. Redemption requests received by Global Short-Term thereafter will be treated as requests for redemption of shares of World Wide.

TAX ASPECTS OF THE REORGANIZATION

    At least one but not more than 20 business days prior to the Valuation Date, Global Short-Term will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Global Short-Term's investment company taxable income for all periods since the inception of Global Short-Term through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Global Short-Term's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

    The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Global Short-Term and World Wide have represented that, to their best knowledge, there is no plan or intention by Shareholders to redeem, sell, exchange or otherwise dispose of a number of World Wide Shares received in the transaction that would reduce Shareholders' ownership of World Wide Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Global Short-Term shares as of the same date. Global Short-Term and World Wide have each further represented that, as of the Closing Date, Global Short-Term and World Wide will qualify as regulated investment companies.

    As a condition to the Reorganization, Global Short-Term and World Wide will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by Global Short-Term and World Wide:

    1. The transfer of substantially all of Global Short-Term's assets in exchange for the World Wide Shares and the assumption by World Wide of certain stated liabilities of Global Short-Term followed by the distribution by Global Short-Term of the World Wide Shares to Shareholders in exchange for their Global Short-Term shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Global Short-Term and World Wide will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

    2. No gain or loss will be recognized by World Wide upon the receipt of the assets of Global Short-Term solely in exchange for the World Wide Shares and the assumption by World Wide of the stated liabilities of Global Short-Term;

    3. No gain or loss will be recognized by Global Short-Term upon the transfer of the assets of Global Short-Term to World Wide in exchange for the World Wide Shares and the assumption by World Wide of the stated liabilities or upon the distribution of World Wide Shares to Shareholders in exchange for their Global Short-Term shares;

    4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Global Short-Term for the World Wide;

    5. The aggregate tax basis for the World Wide Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Global Short-Term held by each such Shareholder immediately prior to the Reorganization;

    6. The holding period of the World Wide Shares to be received by each Shareholder will include the period during which the shares in Global Short-Term surrendered in exchange therefor were held (provided such shares in Global Short-Term were held as capital assets on the date of the Reorganization);

    7. The tax basis of the assets of Global Short-Term acquired by World Wide will be the same as the tax basis of such assets to Global Short-Term immediately prior to the Reorganization; and

    8. The holding period of the assets of Global Short-Term in the hands of World Wide will include the period during which those assets were held by Global Short-Term.

    SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES

    World Wide Shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by World Wide and transferable without restrictions and will have no preemptive rights. For greater details regarding shares of World Wide, see "Purchase of Fund Shares" in the fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)


    The following table sets forth the capitalization of World Wide and Global Short-Term as of October 31, 1998 and on a pro forma combined basis as if the Reorganization had occurred on that date:



                                                                                             SHARES      NET ASSET VALUE
                                                                             NET ASSETS    OUTSTANDING      PER SHARE
                                                                           --------------  -----------  -----------------
Global Short-Term........................................................  $   46,206,195   5,158,582       $    8.96
World Wide
  Class A................................................................  $    1,227,088     134,755       $    9.11
  Class B................................................................  $   81,610,993   8,949,878       $    9.12
  Class C................................................................  $      234,143      25,697       $    9.11
  Class D................................................................  $    1,005,959     110,347       $    9.12
Total World Wide (Class A-D).............................................  $   84,078,183      --              --

Combined Fund (pro forma)
  Class A................................................................  $   47,433,283   5,206,785       $    9.11
  Class B................................................................  $   81,610,993   8,949,878       $    9.12
  Class C................................................................  $      234,143      25,697       $    9.11
  Class D................................................................  $    1,005,959     110,347       $    9.12
Total Combined Fund (pro forma) (Class A-D)..............................  $  130,284,378      --              --


APPRAISAL RIGHTS

    Shareholders will have no appraisal rights in connection with the Reorganization.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

    Global Short-Term and World Wide have similar investment objectives and policies. The investment objective of Global Short-Term is to achieve as high a level of current income as is consistent with prudent investment risk. Similarly, the investment objective of World Wide is to provide a high level of current income and, as a secondary objective, the fund will seek appreciation in the value of its assets. Both funds seek to achieve their respective objectives by investing primarily in fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by foreign governments, or issued by foreign or U.S. companies. Global Short-Term invests primarily in fixed income securities with remaining maturities of not more than three years and with the two highest credit ratings issued by S&P (AAA or AA) and/or Moody's (Aaa or Aa) or if unrated, the securities are determined to be of comparable quality. World Wide, however, invests in securities within the four highest categories issued by S&P (AAA, AA, A or BBB) and/or Moody's (Aaa, Aa, A or Baa) or if unrated, the securities are determined to be of comparable quality. In addition, World Wide does not have a stated policy as to the remaining maturities of its fixed income investments.

    Both funds' assets are comprised of investments in the securities of issuers located in at least three different countries (including the U.S.). Additionally, Global Short-Term will invest at least 25% of its total assets in U.S. securities; whereas, World Wide does not have policy of concentrating more than 25% of its total assets in any country.

    Global Short-Term has a policy of investing, under normal market conditions, in securities denominated in at least three different currencies, including the U.S. dollar and, the fund will not invest more than 25% of its total assets in securities denominated in a single currency (with the exception of the U.S. dollar). World Wide has no such policies limiting investments in securities denominated in particular currencies.

    In addition, Global Short-Term has the Bank Concentration Policy (which is fundamental); whereas, World Wide does not have a policy of concentrating its investments in any industry.

    Additionally, Global Short-Term may invest in bonds or notes backed by pools of mortgages, or credit card, automobile or other types of receivables. World Wide does not invest in such securities.

    World Wide may invest in securities convertible into common stock; whereas, Global Short-Term may not invest in such securities.

    Except as noted above, the investment policies of both Global Short-Term and World Wide are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Investment Objective and Policies" in Global Short-Term's Prospectus and see "Investment Objectives and Policies" in World Wide's Prospectus and "Investment Practices and Policies" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

    The investment restrictions adopted by Global Short-Term and World Wide as fundamental policies are similar and are summarized under the caption "Investment Restrictions" in their respective Prospectuses and Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) both funds are prohibited from investing 25% or more of the value of their total assets in securities of issuers in any one industry, except that Global Short-Term concentrates in the banking industry; (b) both funds are prohibited from borrowing money except that each may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% of its total assets, however, Global Short-Term has an additional fundamental limitation prohibiting it from purchasing portfolio securities while any borrowings, including reverse repurchase agreements, of the fund are outstanding; (c) World Wide has a fundamental restriction that it may not make short sales of securities; Global Short-Term has no such limitation; (d) World Wide has a fundamental restriction that it may not invest in securities of any issuer if, to the knowledge of the fund, any officer or trustee of the fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers; Global Short-Term has no such limitation; and (e) Global Short-Term may not invest more than 5% of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York or American Stock Exchange; World Wide has no such limitation.

    In addition, notwithstanding any other investment policy or restriction, World Wide may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the fund. Global Short-Term does not have this investment flexibility.

         ADDITIONAL INFORMATION ABOUT GLOBAL SHORT-TERM AND WORLD WIDE

GENERAL

    For a discussion of the organization and operation of World Wide and Global Short-Term, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.

FINANCIAL INFORMATION

    For certain financial information about World Wide and Global Short-Term, see "Financial Highlights" and "Performance Information" in their respective Prospectuses.

MANAGEMENT

    For information about the respective Board of Trustees/Directors, investment manager and the Distributor of World Wide and Global Short-Term, see "The Fund and its Management" and "Investment Objective and Policies" in, and on the back cover of, their respective Prospectuses.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

    For a description of the nature and most significant attributes of shares of Global Short-Term and World Wide, and information regarding shareholder inquiries, see "Additional Information" in their respective Prospectuses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

    For a discussion of World Wide's and Global Short-Term's policies with respect to dividends, distributions and taxes, see "Dividends, Distributions and Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

    For a discussion of how World Wide's and Global Short-Term's shares may be purchased, repurchased and redeemed, see "Purchase of Fund Shares," "Shareholder Services" and "Redemptions and Repurchases" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

    For a discussion of World Wide's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended October 31, 1998 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Global Short-Term, see its Annual Report for its fiscal year ended October 31, 1998 previously sent to Shareholders.

                        FINANCIAL STATEMENTS AND EXPERTS

    The financial statements of World Wide and Global Short-Term for their fiscal year ended October 31, 1998 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14, of which this Proxy Statement and Prospectus forms a part, have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing.

                                 LEGAL MATTERS

    Certain legal matters concerning the issuance of shares of World Wide will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens as to matters of Massachusetts law.

                             AVAILABLE INFORMATION

    Additional information about Global Short-Term and World Wide is available, as applicable, in the following documents which are incorporated herein by reference: (i) World Wide's Prospectus dated February 6, 1998, accompanying this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 11 to World Wide's Registration Statement on Form N-1A (File Nos. 33-26375; 811-5744); (ii) World Wide's Annual Report for its fiscal year ended October 31, 1998, accompanying this Proxy Statement and Prospectus; (iii) Global Short-Term's Prospectus dated February 10, 1998, which Prospectus forms a part of Post-Effective Amendment No. 8 to Global Short-Term's Registration Statement on Form N-1A (File Nos. 33-36217; 811-6148); and (iv) Global Short-Term's Annual Report for the fiscal year ended October 31, 1998. The foregoing documents may be obtained without charge by calling (212) 293-2550 or (800) 526-3143.

    Global Short-Term and World Wide are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Global Short-Term and World Wide which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

    Management of Global Short-Term knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                          By Order of the Board of Directors,

                                          Barry Fink,
                                          SECRETARY


December   , 1998

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 28th day of October 1998, by and between MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST, a Massachusetts business trust ("World Wide") and MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC., a Maryland corporation ("Global Short-Term").

    This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to World Wide of substantially all of the assets of Global Short-Term in exchange for the assumption by World Wide of all stated liabilities of Global Short-Term and the issuance by World Wide of Class A shares of beneficial interest (the "World Wide Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Global Short-Term in liquidation of Global Short-Term as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND LIQUIDATION OF GLOBAL SHORT-TERM

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Global Short-Term agrees to assign, deliver and otherwise transfer the Global Short-Term Assets (as defined in paragraph 1.2) to World Wide and World Wide agrees in exchange therefor to assume all of Global Short-Term's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Global Short-Term the number of World Wide Shares, including fractional World Wide Shares, determined by dividing the value of the Global Short-Term Assets, net of such stated liabilities, computed as of the Valuation Date (as defined in paragraph 2.1) in the manner set forth in paragraph 2.1, by the net asset value of a World Wide Share, computed at the time and date and in the manner set forth in paragraph
2.2. Such transactions shall take place at the closing provided for in paragraph
3.1 (the "Closing").

    1.2 (a) The "Global Short-Term Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Global Short-Term, and any deferred or prepaid expenses shown as an asset on Global Short-Term's books on the Valuation Date.

        (b) On or prior to the Valuation Date, Global Short-Term will provide World Wide with a list of all of Global Short-Term's assets to be assigned, delivered and otherwise transferred to World Wide and of the stated liabilities to be assumed by World Wide pursuant to this Agreement. Global Short-Term reserves the right to sell any of the securities on such list but will not, without the prior approval of World Wide, acquire any additional securities other than securities of the type in which World Wide is permitted to invest and in amounts agreed to in writing by World Wide. World Wide will, within a reasonable time prior to the Valuation Date, furnish Global Short-Term with a statement of World Wide's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to World Wide's investment objective, policies and restrictions. In the event that Global Short-Term holds any investments that World Wide is not permitted to hold, Global Short-Term will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Global Short-Term and World Wide, when aggregated, would contain investments exceeding certain percentage limitations imposed upon World Wide with respect to such investments, Global Short-Term, if requested by World Wide will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

    1.3 (a) Global Short-Term will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. World Wide will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Global Short-Term prepared by the Treasurer of Global Short-Term as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

        (b) On the Valuation Date, Global Short-Term may establish a cash reserve, which shall not exceed 5% of Global Short-Term's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Global Short-Term and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of liquidation.

    1.4 In order for Global Short-Term to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its liquidation, Global Short-Term will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

    1.5 On the Closing Date or as soon as practicable thereafter, Global Short-Term will distribute World Wide Shares received by Global Short-Term pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Global Short-Term Shareholders"). Such distribution will be accomplished by an instruction, signed by the Secretary of Global Short-Term, to transfer World Wide Shares then credited to Global Short-Term's account on the books of World Wide to open accounts on the books of World Wide in the names of the Global Short-Term Shareholders and representing the respective pro rata number of World Wide Shares due such Global Short-Term Shareholders. All issued and outstanding shares of Global Short-Term simultaneously will be canceled on Global Short-Term's books; however, share certificates representing interests in Global Short-Term will represent a number of World Wide Shares after the Closing Date as determined in accordance with paragraph 2.3. World Wide will issue certificates representing World Wide Shares in connection with such exchange only upon the written request of a Global Short-Term Shareholder.

    1.6 Ownership of World Wide Shares will be shown on the books of World Wide's transfer agent. World Wide Shares will be issued in the manner described in World Wide's current Prospectus and Statement of Additional Information.

    1.7 Any transfer taxes payable upon issuance of World Wide Shares in a name other than the registered holder of World Wide Shares on Global Short-Term's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom World Wide Shares are to be issued and transferred.

    1.8 Any reporting responsibility of Global Short-Term is and shall remain the responsibility of Global Short-Term up to and including the date on which Global Short-Term is dissolved and deregistered pursuant to paragraph 1.9.

    1.9 Within one year after the Closing Date, Global Short-Term shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Global Short-Term as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). Global Short-Term shall be liquidated and dissolved as a Maryland corporation and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph
1.5 and the reorganization.

    1.10 Copies of all books and records maintained on behalf of Global Short-Term in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of World Wide or their designee and World Wide or its designee shall comply with applicable record retention requirements to which Global Short-Term is subject under the 1940 Act.

2. VALUATION

    2.1 The value of the Global Short-Term Assets shall be the value of such assets computed as of 4:00 p.m. New York City time on the third day that the New York Stock Exchange is open for business following the receipt of the requisite approval by shareholders of Global Short-Term of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in World Wide's then current Prospectus and Statement of Additional Information.

    2.2 The net asset value of a World Wide Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in World Wide's then current Prospectus and Statement of Additional Information.

    2.3 The number of World Wide Shares (including fractional shares, if any) to be issued hereunder shall be determined by dividing the value of the Global Short-Term Assets, net of the liabilities of Global Short-Term assumed by World Wide pursuant to paragraph 1.1, determined in accordance with paragraph 2.1, by the net asset value of a World Wide Share determined in accordance with paragraph 2.2.

    2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("Services") in accordance with its regular practice in pricing World Wide. World Wide shall cause Services to deliver a copy of its valuation report at the Closing.

3. CLOSING AND CLOSING DATE

    3.1 The Closing shall take place on the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

    3.2 Portfolio securities held by Global Short-Term and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Chase Manhattan Bank (the "Custodian"), as custodian for World Wide, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Global Short-Term to the Custodian for the account of World Wide on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Chase Manhattan Bank, Custodian for Morgan Stanley Dean Witter World Wide Income Trust".

    3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both World Wide and Global Short-Term, accurate appraisal of the value of the net assets of World Wide or the Global Short-Term Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

    3.4 If requested, Global Short-Term shall deliver to World Wide or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Global Short-Term Shareholders and the number and percentage ownership of outstanding Global Short-Term shares owned by each such Global Short-Term Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Global Short-Term Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. World Wide shall issue and deliver to such Secretary a confirmation evidencing delivery of World Wide Shares to be credited on the Closing Date to Global Short-Term or provide evidence satisfactory to Global Short-Term that such World Wide Shares have been credited to Global Short-Term's account on the books of World Wide. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. COVENANTS OF WORLD WIDE AND GLOBAL SHORT-TERM

    4.1 Except as otherwise expressly provided herein with respect to Global Short-Term, World Wide and Global Short-Term each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

    4.2 World Wide will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to World Wide Shares ("Registration Statement"). Global Short-Term will provide World Wide with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Global Short-Term will further provide World Wide with such other information and documents relating to Global Short-Term as are reasonably necessary for the preparation of the Registration Statement.

    4.3 Global Short-Term will call a meeting of the Global Short-Term shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Global Short-Term will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that World Wide will furnish Global Short-Term with World Wide's currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to World Wide as is reasonably necessary for the preparation of the Proxy Materials.

    4.4 Global Short-Term will assist World Wide in obtaining such information as World Wide reasonably requests concerning the beneficial ownership of Global Short-Term shares.

    4.5 Subject to the provisions of this Agreement, World Wide and Global Short-Term will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    4.6 Global Short-Term shall furnish or cause to be furnished to World Wide within 30 days after the Closing Date a statement of Global Short-Term's assets and liabilities as of the Closing Date, which statement shall be certified by the Treasurer of Global Short-Term and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Global Short-Term shall furnish World Wide, in such form as is reasonably satisfactory to World Wide, a statement certified by the Treasurer of Global Short-Term's earnings and profits for federal income tax purposes that will be carried over to World Wide pursuant to Section 381 of the Code.

    4.7 As soon after the Closing Date as is reasonably practicable, Global Short-Term (a) shall prepare and file all federal and other tax returns and reports on behalf of Global Short-Term required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

    4.8 World Wide agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

    5.1  World Wide represents and warrants to Global Short-Term as follows:

        (a) World Wide is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

        (b) World Wide is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

        (c) All of the issued and outstanding shares of World Wide have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of World Wide are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and World Wide is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

        (d) The current Prospectus and Statement of Additional Information of World Wide conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (e) World Wide is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of World Wide's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which World Wide is a party or by which it is bound;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against World Wide or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and World Wide knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

        (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights as of October 31, 1998, and for the year then ended, of World Wide certified by PricewaterhouseCoopers LLP (copies of which will be furnished to Global Short-Term), will fairly present, in all materials respects, World Wide's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there would be no known liabilities of World Wide (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

        (h) All issued and outstanding World Wide Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in World Wide's current Prospectus incorporated by reference in the Registration Statement. World Wide does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

        (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of World Wide, and this Agreement constitutes a valid and binding obligation of World Wide enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with World Wide's performance of this Agreement;

        (j) World Wide Shares to be issued and delivered to Global Short-Term, for the account of the Global Short-Term Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued World Wide Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in World Wide's current Prospectus incorporated by reference in the Registration Statement;

        (k) All material Federal and other tax returns and reports of World Wide required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of World Wide's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

        (l) For each taxable year since its inception, World Wide has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of World Wide to continue to meet the requirements of Subchapter M of the Code;

        (m) Since October 31, 1997, there has been no change by World Wide in accounting methods, principles, or practices, including those required by generally accepted accounting principles and no such change is contemplated by World Wide;

        (n) The information furnished or to be furnished by World Wide for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

        (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to World Wide) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

    5.2  Global Short-Term represents and warrants to World Wide as follows:

        (a) Global Short-Term is a validly existing Maryland corporation with full power to carry on its business as presently conducted;

        (b) Global Short-Term is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

        (c) All of the issued and outstanding shares of common stock of Global Short-Term have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Global Short-Term are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Global Short-Term is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

        (d) The current Prospectus and Statement of Additional Information of Global Short-Term conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (e) Global Short-Term is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Articles of Incorporation or By-Laws of Global Short-Term or of any agreement, indenture, instrument, contract, lease or other undertaking to which Global Short-Term is a party or by which it is bound;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Global Short-Term or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Global Short-Term knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

        (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Global Short-Term as of October 31, 1998, and for the year then ended, certified by PricewaterhouseCoopers LLP (copies of which will be furnished to World Wide) will fairly present, in all material respects, Global Short-Term's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there would be no known liabilities of Global Short-Term (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

        (h) Global Short-Term has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

        (i) All issued and outstanding shares of Global Short-Term are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. Global Short-Term does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to World Wide pursuant to paragraph 3.4;

        (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Global Short-Term, and subject to the approval of Global Short-Term's shareholders, this Agreement constitutes a valid and binding obligation of Global Short-Term, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the performance of this Agreement by Global Short-Term;

        (k) All material federal and other tax returns and reports of Global Short-Term required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Global Short-Term's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

        (l) For each taxable year since its inception, Global Short-Term has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Global Short-Term to continue to meet the requirements of Subchapter M of the Code;

        (m) At the Closing Date, Global Short-Term will have good and valid title to the Global Short-Term Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Global Short-Term which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, World Wide will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

        (n) On the effective date of the Registration Statement, at the time of the meeting of Global Short-Term's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective World Wide's Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Global Short-Term for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

        (o) Global Short-Term will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

        (p) Global Short-Term has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

        (q) Global Short-Term is not acquiring World Wide Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL SHORT-TERM

    The obligations of Global Short-Term to consummate the transactions provided for herein shall be subject, at its election, to the performance by World Wide of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    6.1 All representations and warranties of World Wide contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    6.2 World Wide shall have delivered to Global Short-Term a certificate of its President and Treasurer, in a form reasonably satisfactory to Global Short-Term and dated as of the Closing Date, to the effect that the representations and warranties of World Wide made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Short-Term shall reasonably request;

    6.3 Global Short-Term shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to World Wide, dated as of the Closing Date, to the effect that:

        (a) World Wide is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) World Wide is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by World Wide and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Global Short-Term, is a valid and binding obligation of World Wide enforceable against World Wide in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) World Wide Shares to be issued to Global Short-Term Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and nonassessable (except as set forth under the caption "Additional Information" in World Wide's Prospectus), and no shareholder of World Wide has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate World Wide's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by World Wide of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees from those described in World Wide's Prospectus and Statement of Additional Information dated February 6, 1998.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF WORLD WIDE

    The obligations of World Wide to complete the transactions provided for herein shall be subject, at its election, to the performance by Global Short-Term of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1 All representations and warranties of Global Short-Term contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    7.2 Global Short-Term shall have delivered to World Wide at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to World Wide and dated as of the Closing Date, to the effect that the representations and warranties of Global Short-Term made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as World Wide shall reasonably request;

    7.3 Global Short-Term shall have delivered to World Wide a statement of the Global Short-Term Assets and its liabilities, together with a list of Global Short-Term's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Global Short-Term;

    7.4 Global Short-Term shall have delivered to World Wide within three business days after the Closing a letter from PricewaterhouseCoopers LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the federal and state income tax returns of Global Short-Term for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income tax liabilities of Global Short-Term for the periods covered thereby, (b) for the period from October 31, 1998 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all federal, state and local tax liabilities for the period from October 31, 1998 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Global Short-Term would not qualify as a regulated investment company for federal income tax purposes for any such year or period;

    7.5 World Wide shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Global Short-Term, dated as of the Closing Date to the effect that:

        (a) Global Short-Term is a validly existing Maryland corporation and has the power to own all of its properties and assets and to carry on its business as presently conducted (Maryland counsel may be relied upon in delivering such opinion); (b) Global Short-Term is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Global Short-Term and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by World Wide, is a valid and binding obligation of Global Short-Term enforceable against Global Short-Term in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Articles of Incorporation or By-Laws of Global Short-Term; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Global Short-Term of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    7.6 On the Closing Date, the Global Short-Term Assets shall include no assets that World Wide, by reason of limitations of the World Wide's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF WORLD WIDE AND GLOBAL
  SHORT-TERM

    The obligations of Global Short-Term and World Wide hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Global Short-Term in accordance with the provisions of the Articles of Incorporation of Global Short-Term, and certified copies of the resolutions evidencing such approval shall have been delivered to World Wide;

    8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by World Wide or Global Short-Term to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of World Wide or Global Short-Term;

    8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    8.5 Global Short-Term shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Global Short-Term Shareholders all of Global Short-Term's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

    8.6 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to World Wide and Global Short-Term, which opinion may be relied upon by the shareholders of Global Short-Term, substantially to the effect that, for federal income tax purposes:

        (a) The transfer of substantially all of Global Short-Term's assets in exchange for World Wide Shares and the assumption by World Wide of certain stated liabilities of Global Short-Term followed by the distribution by Global Short-Term of World Wide Shares to the Global Short-Term Shareholders in exchange for their Global Short-Term shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Global Short-Term and World Wide will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

        (b) No gain or loss will be recognized by World Wide upon the receipt of the assets of Global Short-Term solely in exchange for World Wide Shares and the assumption by World Wide of the stated liabilities of Global Short-Term;

        (c) No gain or loss will be recognized by Global Short-Term upon the transfer of the assets of Global Short-Term to World Wide in exchange for World Wide Shares and the assumption by World Wide of the stated liabilities or upon the distribution of World Wide Shares to the Global Short-Term Shareholders in exchange for their Global Short-Term shares;

        (d) No gain or loss will be recognized by the Global Short-Term Shareholders upon the exchange of the Global Short-Term shares for World Wide Shares;

        (e) The aggregate tax basis for World Wide Shares received by each Global Short-Term Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Global Short-Term Shares held by each such Global Short-Term Shareholder immediately prior to the Reorganization;

        (f) The holding period of World Wide Shares to be received by each Global Short-Term Shareholder will include the period during which the Global Short-Term shares surrendered in exchange therefor were held (provided such Global Short-Term Shares were held as capital assets on the date of the Reorganization);

        (g) The tax basis of the assets of Global Short-Term acquired by World Wide will be the same as the tax basis of such assets to Global Short-Term immediately prior to the Reorganization; and

        (h) The holding period of the assets of Global Short-Term in the hands of World Wide will include the period during which those assets were held by Global Short-Term.

    Notwithstanding anything herein to the contrary, neither World Wide nor Global Short-Term may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

    9.1 (a) World Wide shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Global Short-Term shall bear its expenses in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

        (b) In the event the transactions contemplated herein are not consummated by reason of Global Short-Term being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Global Short-Term's obligations specified in this Agreement), Global Short-Term's only obligation hereunder shall be to reimburse World Wide for all reasonable out-of-pocket fees and expenses incurred by World Wide in connection with those transactions.

        (c) In the event the transactions contemplated herein are not consummated by reason of World Wide being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to World Wide's obligations specified in this Agreement), World Wide's only obligation hereunder shall be to reimburse Global Short-Term for all reasonable out-of-pocket fees and expenses incurred by Global Short-Term in connection with those transactions.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1 This Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Global Short-Term hereunder shall not survive the complete liquidation of Global Short-Term in accordance with Section 1.9.

11. TERMINATION

    11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

        (a) by the mutual written consent of Global Short-Term and World Wide;

        (b) by either World Wide or Global Short-Term by notice to the other, without liability to the terminating party on account of such termination (providing the termination party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before June 30, 1999; or

        (c) by either World Wide or Global Short-Term in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Global Short-Term shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

    11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of World Wide or Global Short-Term or the directors/trustees or officers of World Wide or Global Short-Term, to any other party or its directors/trustees or officers.

        (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of World Wide or Global Short-Term or the directors/trustees or officers of World Wide or Global Short-Term, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13. MISCELLANEOUS

    13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    13.5 The obligations and liabilities of World Wide hereunder are solely those of World Wide. It is expressly agreed that no shareholder, nominee, director, officer, agent, or employee of World Wide shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of World

Wide and signed by authorized officers of World Wide acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    13.6 The obligations and liabilities of Global Short-Term hereunder are solely those of Global Short-Term. lt is expressly agreed that no shareholder, nominee, director, officer, agent, or employee of Global Short-Term shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of Global Short-Term and signed by authorized officers of Global Short-Term acting as such, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    In Witness Whereof, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

                                MORGAN STANLEY DEAN WITTER
                                WORLD WIDE INCOME TRUST

                                By:       /s/ CHARLES A. FIUMEFREDDO
                                     -------------------------------------
                                     Name:  Charles A. Fiumefreddo
                                     Title: Chairman

                                MORGAN STANLEY DEAN WITTER
                                GLOBAL SHORT-TERM INCOME FUND INC.

                                By:             /s/ BARRY FINK
                                     -------------------------------------
                                     Name:  Barry Fink
                                     Title: Vice President

                                                                       Exhibit B

              PROSPECTUS
              FEBRUARY 6, 1998

              Dean Witter World Wide Income Trust (the "Fund") is an open-end, non-diversified management investment company, whose primary investment objective is to provide a high level of current income. As a secondary objective, the Fund will seek appreciation in the value of its assets. The Fund seeks to achieve its investment objectives by investing primarily in fixed-income securities issued or guaranteed by foreign governments, issued by foreign or U.S. companies, or issued or guaranteed by the U.S. Government, its agencies and instrumentalities. (See "Investment Objectives and Policies.")

               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated February 6, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/4
Financial Highlights/6
The Fund and Its Management/9
Investment Objectives and Policies/9
  Risk Considerations/12
Investment Restrictions/20
Purchase of Fund Shares/21
Shareholder Services/33
Redemptions and Repurchases/36
Dividends, Distributions and Taxes/37
Performance Information/38
Additional Information/39

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    World Wide Income Trust
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end,
Fund                non-diversified management investment company. The Fund invests primarily in fixed-income securities issued or guaranteed by foreign governments, issued by foreign or U.S. companies, or issued or guaranteed by the U.S.
                    Government, its agencies and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $0.01 par value (see page 39). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 21-32).
------------------------------------------------------------------------------------------------------------------------------------
Minimum             The minimum initial investment for each Class is $1,000 ($100 if the account is opened through EasyInvest-SM-).
Purchase            Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or
                    $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter
                    InterCapital Inc. serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 21).
------------------------------------------------------------------------------------------------------------------------------------
Investment          The primary investment objective of the Fund is to provide a high level of current income. As a secondary
Objectives          objective, the Fund will seek appreciation in the value of its assets (see page 9).
------------------------------------------------------------------------------------------------------------------------------------
Investment          Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and its wholly-owned
Manager             subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies and other portfolios with assets of approximately $102.9 billion at December 31, 1997 (see page 9).
------------------------------------------------------------------------------------------------------------------------------------
Management          The Investment Manager receives a monthly fee at the annual rate of 0.75% of the Fund's daily net assets, scaled
Fee                 down at various asset levels to 0.30% of the Fund's daily net assets on assets in excess of $1 billion (see page
                    9).
------------------------------------------------------------------------------------------------------------------------------------
Distributor and     Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan pursuant to Rule
Distribution Fee    12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the distribution fees paid by the
                    Class A, Class B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 21 and 30).
------------------------------------------------------------------------------------------------------------------------------------
Alternative         Four classes of shares are offered:
Purchase
Arrangements        - Class A shares are offered with a front-end sales charge, starting at 4.25% and reduced for larger purchases.
                    Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 21, 25 and 30).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC
                    (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 0.85% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to
                    July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 21, 27 and 30).
                    - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of
                    1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.85% of average daily net assets of the Class (see pages 21, 29 and 30).
                    - Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 21 and 30).
------------------------------------------------------------------------------------------------------------------------------------
Dividends and       Dividends from net investment income are declared and paid monthly. Capital gains, if any, are paid at least
Capital Gains       annually. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year
Distributions       for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC
                    (see pages 33 and 37).
------------------------------------------------------------------------------------------------------------------------------------
Redemption          Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or
                    Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than
                    $1,000 in the account (see page 36).
------------------------------------------------------------------------------------------------------------------------------------
Special             The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio
Risk                securities. The Fund is a non-diversified investment company and, as such, is not subject to the diversification
Considerations      requirements of the Investment Company Act of 1940, as amended (see page 10). In addition, it should be recognized that the foreign securities and markets in which the Fund will invest pose different and possibly greater risks than those customarily associated with domestic securities and their markets. Moreover, investors should consider other risks associated with a portfolio of international securities, including fluctuations in foreign currency exchange rates (i.e., if a substantial portion of the Fund's assets are denominated in foreign currencies which decrease in value with respect to the U.S. dollar, the value of the investor's shares and the distributions made on those shares will, likewise, decrease in value), foreign securities exchange controls and foreign tax rates, as well as investments in forward currency contracts, options and futures contracts (see pages 12-19).

--------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
         ELSEWHERE IN THE PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL
                                  INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended October 31, 1997.

                                                                                   CLASS A    CLASS B    CLASS C    CLASS D
                                                                                  ---------   -------   ---------   -------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...   4.25%(1)    None      None        None
Sales Charge Imposed on Dividend Reinvestments..................................   None        None      None        None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds).................................................   None(2)     5.00%(3)  1.00%(4)    None
Redemption Fees.................................................................   None        None      None        None
Exchange Fee....................................................................   None        None      None        None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Management Fees.................................................................   0.75%       0.75%     0.75%       0.75%
12b-1 Fees (5) (6)..............................................................   0.25%       0.85%     0.85%       None
Other Expenses..................................................................   0.42%       0.42%     0.42%       0.42%
Total Fund Operating Expenses (7)...............................................   1.42%       2.02%     2.02%       1.17%

------------
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.
(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES-- LEVEL LOAD ALTERNATIVE--CLASS C SHARES").
(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.20% OF THE AVERAGE DAILY NET ASSETS OF CLASS B AND 0.25% OF THE AVERAGE DAILY NET ASSETS OF CLASS C ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").
(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 0.85% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").
(7) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO JULY 28, 1997. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE ESTIMATES BASED UPON THE SUM OF 12b-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."

--------------------------------------------------------------------------------

EXAMPLES                                                                                      1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------------------  ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:
    Class A.................................................................................   $56       $86      $117       $205
    Class B.................................................................................   $71       $93      $129       $235
    Class C.................................................................................   $31       $63      $109       $235
    Class D.................................................................................   $12       $37      $ 64       $142

You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
    Class A.................................................................................   $56       $86      $117       $205
    Class B.................................................................................   $21       $63      $109       $235
    Class C.................................................................................   $21       $63      $109       $235
    Class D.................................................................................   $12       $37      $ 64       $142

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                FOR THE YEAR ENDED OCTOBER 31,
                                   -----------------------------------------------------------------------------------------
CLASS B SHARES                      1997**++       1996         1995         1994         1993         1992         1991
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..........................   $    9.33     $    9.08    $    8.55    $    9.39    $    9.11    $    9.11    $   10.38
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net investment income............        0.55          0.60         0.55         0.55         0.59         0.62         0.82
Net realized and unrealized gain
 (loss)..........................        0.07          0.48         0.48        (0.92)        0.27         0.01        (0.99)
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total from investment
 operations......................        0.62          1.08         1.03        (0.37)        0.86         0.63        (0.17)
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
Less dividends and distributions
 from:
   Net investment income.........       (0.92)        (0.83)       (0.50)       (0.22)       (0.58)       (0.63)       (0.86)
   Net realized gain.............          --            --           --           --           --           --        (0.24)
   Paid-in-capital...............          --            --           --        (0.25)          --           --           --
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total dividends and
 distributions...................       (0.92)        (0.83)       (0.50)       (0.47)       (0.58)       (0.63)       (1.10)
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, end of period...   $    9.03     $    9.33    $    9.08    $    8.55    $    9.39    $    9.11    $    9.11
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INVESTMENT RETURN+.........       7.05%        12.60%       12.45%      (3.99)%        9.72%        7.13%      (1.75)%

RATIOS TO AVERAGE NET ASSETS:
Expenses.........................       2.02%         1.96%        1.93%        1.91%        1.87%        1.87%        1.76%
Net investment income............       6.07%         6.39%        6.21%        5.87%        6.39%        6.78%        8.45%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.......................     $94,556      $114,022     $138,165     $179,563     $275,319     $324,185     $421,051
Portfolio turnover rate..........        345%          263%         254%         229%         229%         214%         245%

                                                 FOR THE PERIOD
                                                 MARCH 30, 1989*
                                                     THROUGH
CLASS B SHARES                        1990      OCTOBER 31, 1989
                                   -----------  -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..........................    $    9.55       $   10.00
                                   -----------         -------
Net investment income............         0.95            0.49
Net realized and unrealized gain
 (loss)..........................         0.78           (0.45)
                                   -----------         -------
Total from investment
 operations......................         1.73            0.04
                                   -----------         -------
Less dividends and distributions
 from:
   Net investment income.........        (0.90)          (0.49)
   Net realized gain.............           --              --
   Paid-in-capital...............           --              --
                                   -----------         -------
Total dividends and
 distributions...................        (0.90)          (0.49)
                                   -----------         -------
Net asset value, end of period...    $   10.38       $    9.55
                                   -----------         -------
                                   -----------         -------
TOTAL INVESTMENT RETURN+.........       19.22%           0.40%   (1)
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................        1.81%           1.90%   (2)
Net investment income............        9.76%           9.10%   (2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.......................     $462,709        $388,578
Portfolio turnover rate..........         109%            113%   (1)

---------------
 * COMMENCEMENT OF OPERATIONS.
** PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF
   THE FUND HELD PRIOR TO THAT DATE HAVE BEEN DESIGNATED AS CLASS B SHARES.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          OCTOBER 31,
CLASS A SHARES                                                               1997++
                                                                        ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  8.97
                                                                             ------
Net investment income.................................................         0.15
Net realized and unrealized gain......................................         0.05
                                                                             ------
Total from investment operations......................................         0.20
                                                                             ------
Less dividends from net investment income.............................        (0.15)
                                                                             ------
Net asset value, end of period........................................      $  9.02
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         2.27%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.46%(2)
Net investment income.................................................         6.69%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $682
Portfolio turnover rate...............................................          345%

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  8.97
                                                                             ------
Net investment income.................................................         0.14
Net realized and unrealized gain......................................         0.05
                                                                             ------
Total from investment operations......................................         0.19
                                                                             ------
Less dividends from net investment income.............................        (0.14)
                                                                             ------
Net asset value, end of period........................................      $  9.02
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         2.12%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.00%(2)
Net investment income.................................................         5.89%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $111
Portfolio turnover rate...............................................          345%

-------------
 * THE DATE SHARES WERE FIRST ISSUED.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          OCTOBER 31,
                                                                             1997++
                                                                        ----------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  8.97
                                                                             ------
Net investment income.................................................         0.16
Net realized and unrealized gain......................................         0.05
                                                                             ------
Total from investment operations......................................         0.21
                                                                             ------
Less dividends from net investment income.............................        (0.15)
                                                                             ------
Net asset value, end of period........................................      $  9.03
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         2.44%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.16%(2)
Net investment income.................................................         6.83%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $39
Portfolio turnover rate...............................................          345%

-------------
 * THE DATE SHARES WERE FIRST ISSUED.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
   PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter World Wide Income Trust (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on October 14, 1988.

    Dean Witter InterCapital Inc. ("InterCapital" or (the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies, 29 of which are listed on the New York Stock Exchange, with combined total assets of approximately $98.9 billion as of December 31, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at an annual rate of 0.75% of the daily net assets of the Fund up to $250 million, scaled down at various asset levels to 0.30% of the daily net assets of the Fund exceeding $1 billion. For the fiscal year ended October 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily net assets and the total expenses of Class B amounted to 2.02% of the average daily net assets of Class B. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

    The primary investment objective of the Fund is to provide a high level of current income. As a secondary objective, the Fund will seek appreciation in the value of its assets. The Fund will attempt to achieve its investment objectives by investing primarily in a portfolio of fixed-income securities issued by foreign and U.S. corporations or issued or guaranteed by foreign governments, government agencies or government subdivisions, supranational organizations (or any subdivision thereof) and the U.S. Government, its agencies and instrumentalities. There can be no assurance that the Fund will achieve its objectives. The investment objectives are fundamental policies of the Fund and, as such, may not be changed without the approval of the shareholders of the Fund.

    The Fund may invest in securities issued by government entities or corporations of any single nation and which are denominated in any single currency. The Investment Manager will, however, actively allocate the Fund's investments among various geographic regions, nations, currencies and corporations or governmental entities in its attempt to maximize the dividends paid on the Fund's shares and, if possible, the appreciation of their value. In addition, it is the Fund's policy that, during normal market conditions, its assets will be comprised of investments in the securities of issuers located in at least three separate nations (which may include the United States). The Investment Manager will consider such factors as the yield of individual securities, the anticipated appreciation of such securities, the state of the economies of the countries in which the investments are made, the levels of inflation existing in such countries, the liquidity and financial soundness of the markets in which such securities trade, the levels of inflation existing within the relevant country and the current and anticipated relationships of such countries' currencies to the U.S. dollar. The currency in which the Fund's securities will be principally denominated will be a function of these factors in that, at any given time, the Investment Manager may determine, after review of these factors, that the fixed-income securities in a given country are superior to the fixed-income securities in a different country, and, accordingly, increase the proportion of the Fund's assets denominated in the currency of the country with the superior investment climate.

    It is anticipated that the securities held by the Fund in its portfolio will be denominated, principally, in the following currencies: the United States dollar, Australian dollar, New Zealand dollar, German mark, Japanese yen, French franc, British pound, Canadian dollar, Mexican peso, Swiss franc, Dutch guilder, Belgian franc, Swedish kronor, Italian lira, Finnish markka and European Currency Unit (a weighted composite of the currencies of member states of the European Monetary System). Securities of issuers within a given country may be denominated in the currency of a different country.

    The U.S. Government securities in which the Fund may invest include U.S. Treasury bonds, notes and bills, which are direct obligations of the U.S. Government as well as in securities issued or guaranteed by agencies and instrumentalities of the U.S. Government. Some of the securities of such agencies and instrumentalities are backed by the full faith and credit of the U.S. (e.g., the Government National Mortgage Association), while others are not backed by the full faith and credit of the U.S. but are backed by the credit of the issuing agency or instrumentality (e.g., the Federal Home Loan Bank) or are backed by an existing line of credit with the U.S. Treasury from which its issuing agency or instrumentality may borrow (e.g., the Federal National Mortgage Association).

    The Fund may invest in fixed-income securities issued or guaranteed by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies.

    In seeking to achieve its objectives, the Fund will normally invest at least 65% of its assets in fixed-income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or fixed-income securities issued by U.S. corporations, foreign governments, foreign corporations or other entities which have been rated within the four highest categories as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB), or which are unrated by such rating agencies but which are deemed to be of comparable quality by the Investment Manager. The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. Fixed-income securities rated Baa by Moody's have certain speculative characteristics. A description of S&P and Moody's ratings is contained in the Statement of Additional Information.

    The types of fixed-income securities invested in by the Fund include straight debt obligations of varying maturities, such as bonds, notes, bills, debentures, equipment lease and trust certificates, conditional sales contracts, commercial paper, commercial bank obligations, obligations of savings institutions, bankers' acceptances, Eurodollar certificates of deposit and fixed and adjustable rate preferred stocks.

    The Fund may invest without limitation in notes and commercial paper, the principal amount of which is indexed to certain specific foreign currency exchange rates. Indexed notes and commercial paper typically provide that their principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies during the period the obligation is outstanding, depending on the terms of the specific security. In selecting the two currencies, the Investment Manager will consider the correlation and relative yields of various currencies. The Fund will purchase an indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will vary (i.e., increase or decrease) in response to the change (if any) in the exchange rates between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable the Fund to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. dollar value of investments denominated in foreign currencies, while providing an attractive money market rate of return. The Fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.

    Under normal conditions, a percentage of the short-term investments in the Fund's portfolio may be money market securities. Money market securities include short-term obligations issued or guaranteed by the U.S. Government or foreign governments or issued by such governments' respective agencies and instrumentalities, bank money market instruments including certificates of deposit, bankers' acceptances, time deposits and deposit notes and certain other short-term obligations such as short-term commercial paper. With respect to bank money instruments, the obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation.

    In addition, the Fund may invest in fixed-income securities which are convertible into common stock, such as convertible debentures and convertible preferred stock, and fixed-income securities to which are attached equity features such as shares of common stock, warrants for the purchase of common stock, participations based on revenues, sales or profits and other conversion and/or exchange rights.

    The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its assets are invested in cash or money market instruments. Under such circumstances, the money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government; U.S. bank obligations; Eurodollar certificates of deposit; obligations of American savings institutions; fully insured certificates of deposit; and commercial paper of U.S. issuers rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

RISK CONSIDERATIONS

    The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund's yield will also vary based on the yield of the Fund's portfolio securities.

    All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

    The Fund may also purchase fixed-income securities which are issued by U.S. issuers and which are denominated in U.S. dollars but which return principal to investors in amounts which are tied to the exchange rate between the U.S. dollar and a foreign currency. The payment of interest on such securities is generally made at a fixed U.S. dollar rate.

    NON-DIVERSIFIED STATUS. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940, as amended (the "Act"). As a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the Fund anticipates that it will qualify as a regulated investment company under the federal income tax laws and, if so qualified, will be subject to the applicable diversification requirements of the Internal Revenue Code, as amended (the "Code"). As a regulated investment company under the Code, the Fund may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.

    FOREIGN SECURITIES. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations may affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's yield on such assets and the net asset value of a share of the Fund as well as the amount of the Fund's distributions. For example, if a substantial portion of the Fund's assets are denominated in Japanese yen and the relative exchange rate of the yen falls with respect to the U.S. dollar (i.e., a yen is worth a smaller fraction of a dollar than it had been) then the Fund will be receiving a lesser amount of interest on its fixed-income securities denominated in yen (when converted into U.S. dollars) and when the Fund's assets are valued for purposes of determining the net asset value per share of the Fund, the net assets of the Fund reflected by the yen-denominated securities will have declined in U.S. dollar value and the net asset value of the Fund (always stated in U.S. dollars) may have also declined.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward contracts or futures contracts (see below). The Fund may incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.
                                  ------------

    To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Fund may engage in transactions in forward foreign currency contracts, options on securities and currencies, and futures contracts and options on futures contracts on securities, currencies and indexes. The Fund may also write options on securities and currencies to assist it in meeting its objective of providing a high level of current income. A discussion of these transactions follows and is supplemented by further disclosure in the Statement of Additional Information.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Fund's Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, it may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. The Investment Manager will select this method of hedging, called "cross-hedging," when it determines that the foreign currency in which the portfolio securities are denominated have insufficient liquidity or are trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Fund's Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, it may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    Lastly, the Fund is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions").

    In all of the above circumstances, if the currency in which the Fund's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager.

    The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. To the extent that the Fund enters into forward foreign currency contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign currency resulting from currency fluctuations, there is a risk that the Fund may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold if the Fund is unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company (see "Dividends, Distributions and Taxes").

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (write) call and put options on U.S. Treasury notes, bonds and bills, on various foreign currencies and on equity securities which are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With respect to OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities which are denominated in either U.S. dollars or foreign currencies, without limit, in order to aid it in achieving its investment objectives and to close out long call option positions. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security or amount of currency underlying the option (certain listed and OTC call options written by the Fund will be exercisable by the purchaser only on a specific date).

    COVERED PUT WRITING. As a writer of covered put options, the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). The Fund will write put options for three purposes: (1) to receive the premiums paid by purchasers; (2) when the Investment Manager wishes to purchase the security underlying the option (or a security denominated in the currency underlying the option) at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (3) to close out a long put option position. The aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Fund's net assets.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a written call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. Similarly, the Fund may purchase put options on currencies in which securities which it holds are denominated only to protect itself against a decline in value of such currency vis-a-vis the currency in which the exercise price is denominated. There are no other limits on the Fund's ability to purchase call and put options.

    FUTURES CONTRACTS. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody's Investment-Grade Corporate Bond Index ("index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts for the purpose of hedging the value of its fixed-income portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund will purchase or sell index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) against changes in their prices. The Fund will purchase or sell currency futures on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. In addition to the above, interest rate, index and currency futures will be bought or sold in order to close out a short or long position maintained by the Fund in a corresponding futures contract.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer.

    Exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

    Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The Fund, by entering into transactions in foreign futures and options markets, will also incur risks similar to those discussed above under the section entitled "Foreign Securities."

OTHER INVESTMENT POLICIES

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund.

    CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

    REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are considered borrowings by the Fund.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

    PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the Fund's total assets. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

    Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

    For additional risk disclosure, please refer to the discussion of specific investments under the "Investment Objectives and Policies" section of the Prospectus and the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objectives.

    The Fund is managed within InterCapital's Taxable Fixed-Income Group, which manages 23 funds and fund portfolios, with approximately $13.3 billion in assets at December 31, 1997. Rajesh K. Gupta, Senior Vice President of InterCapital, and Peter J. Seeley, Vice President of InterCapital (since April, 1996), each a member of InterCapital's Taxable Fixed-Income Group, are the primary portfolio managers of the Fund. Mr. Gupta and Mr. Seeley have been the Fund's primary portfolio managers since February, 1998 and December, 1994, respectively. Mr. Gupta has been managing portfolios consisting of fixed-income securities since June, 1987. Mr. Seeley has been a portfolio manager with InterCapital since July, 1994, prior to which time he was a portfolio manager with Nikko Capital Management (October, 1992-June, 1994). In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), Morgan Stanley & Co. Incorporated and other broker-dealer affiliates of InterCapital, and the views of others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.

    Personnel of the Investment Manager have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

    Securities purchased by the Fund are generally sold by dealers acting as principal for their own accounts. Orders for transactions in other portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR, Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of InterCapital. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR and Morgan Stanley & Co. Incorporated.

    The Fund may sell portfolio securities without regard to the length of time that they have been held, in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions, interest rate trends, or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 300% in any one year. The Fund will incur underwriting discount costs (on underwritten securities) and brokerage costs commensurate with its portfolio turnover rate. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's transactions.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry.

   2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   3. Purchase or sell commodities or commodities contracts except that the Fund may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

   4. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)

   5. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   6. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. Generally, OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, the Fund is permitted to treat the securities it uses as cover for written OTC options as liquid provided it follows a procedure whereby it will sell OTC options only to qualified dealers who agree that the Fund may repurchase such options at a maximum price to be calculated pursuant to a predetermined formula set forth in the option agreement. The formula may vary from agreement to agreement, but is generally based on a multiple of the premium received by the Fund for writing the option plus the amount, if any, of the options intrinsic value. An OTC option is considered an illiquid asset only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

    The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements-- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter World Wide Income Trust, directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to
(i) Systematic Payroll Deduction Plans (including Individual Retirement Plans),
(ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 0.85% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 0.85% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

-----------------------------------------------------------
                                              CONVERSION
  CLASS       SALES CHARGE     12B-1 FEE       FEATURE
-----------------------------------------------------------
    A      Maximum 4.25%         0.25%            No
           initial sales
           charge reduced for
           purchases of
           $25,000 and over;
           shares sold
           without an initial
           sales charge
           generally subject
           to a 1.0% CDSC
           during first year.
-----------------------------------------------------------
    B      Maximum 5.0% CDSC     0.85%     B shares convert
           during the first                to A shares
           year decreasing to              automatically
           0 after six years               after
                                           approximately
                                           ten years
-----------------------------------------------------------
    C      1.0% CDSC during      0.85%            No
           first year
-----------------------------------------------------------
    D             None            None            No

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--
CLASS A SHARES

    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
        AMOUNT OF            PUBLIC OFFERING    PERCENTAGE OF AMOUNT
   SINGLE TRANSACTION             PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           4.25%                 4.44%
$25,000 but less
     than $50,000........           4.00%                 4.17%
$50,000 but less
     than $100,000.......           3.50%                 3.63%
$100,000 but less
     than $250,000.......           2.75%                 2.83%
$250,000 but less
     than $1 million.....           1.75%                 1.78%
$1 million and over......              0                     0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under
Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more,

Class A shares also may be purchased at net asset value by the following:

    (1) trusts for which DWT (an affiliate of the Investment Manager) provides discretionary trustee services;

    (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the program's agreements, and restrictions on transferability of Fund shares);

    (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

    (4) Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

    (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

    (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--
CLASS B SHARES

    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

                                              CDSC AS A
         YEAR SINCE PURCHASE                PERCENTAGE OF
             PAYMENT MADE                  AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          5.0%
Second................................          4.0%
Third.................................          3.0%
Fourth................................          2.0%
Fifth.................................          2.0%
Sixth.................................          1.0%
Seventh and thereafter................          None

    In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

         YEAR SINCE PURCHASE            CDSC AS A PERCENTAGE
             PAYMENT MADE                OF AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          2.0%
Second................................          2.0%
Third.................................          1.0%
Fourth and thereafter.................          None

    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial
Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 0.85% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees mandatory redemption upon termination and such other circumstances as specified in the programs' agreements and restrictions on transferability of Fund shares);
(iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.20% and 0.25% of the average daily net assets of each of these Classes, respectively, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal year ended October 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $881,250, which amount is equal to 0.85% of the average daily net assets of Class B for the fiscal year. These payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares. For the fiscal period July 28 through October 31, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $169 and $165, respectively, which amounts on an annualized basis are equal to 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, for such period.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $8,370,199 at October 31, 1997, which was equal to 8.77% of the net assets of the Fund on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to account executives at the time of sale totalled $715 in the case of Class C at December 31, 1997, which amount was equal to 0.61% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued (if there were no sales that day, the security is valued at the latest bid price; in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases -- Involuntary Redemption").

    INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases.")

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and

Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

    ADDITIONAL INFORMATION REGARDING EXPENSES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fradulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional information required by the Transfer Agent.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to pay monthly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term and long-term capital gains to shareholders and remain qualified as a regulated investment company under Subchapter M of the Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

    Gains or losses on the Fund's transactions in certain listed options on securities and on futures and options on futures generally are treated as 60% long-term gain/loss and 40% short-term gain/loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.

    Shareholders will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997.

    To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

    The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax adviser.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Class of the Fund is computed by dividing the Class's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield for each Class.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, as well as over the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc. and Salomon Brothers Treasury Index, Salomon Brothers World Government Index, Salomon Brothers Corporate Index, Lehman Corporate/Government Bond Index and Donahue's Money Market Index).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objectives by investing all of its investable assets in a non-diversified, open-end management investment company having the same investment objectives and policies and substantially the same investment restrictions as those applicable to the Fund.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Dean Witter
World Wide Income Trust
Two World Trade Center
New York, New York 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
Rajesh K. Gupta
Vice President
Peter J. Seeley
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN

The Chase Manhattan Bank
One Chase Plaza
New York, New York 10005

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.

DEAN WITTER
WORLD WIDE
INCOME TRUST

                                [LOGO]
                                                  PROSPECTUS -- FEBRUARY 6, 1998

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME      TWO WORLD TRADE CENTER,
TRUST                                             NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998

DEAR SHAREHOLDER:

The twelve-month period ended October 31, 1998, was a historic year for the global bond markets. During the first half of this period, Asian economic problems portended slower world economic growth and created a global preference for U.S.-dollar-denominated assets. This preference permitted yields to decline and bond prices to rise in most high-grade bond markets and caused continued strengthening of the U.S. dollar. After a market consolidation through the spring, during which market participants increasingly came to doubt whether the Asian crisis would have any lasting effect, the crisis spread. Fears grew of an implosion in the Japanese economy, a virtual collapse potentially in the Russian economy, contagion effects in most developing economies, and a consensus that even the United States and western Europe's economies would suffer a major slowdown. As a result, equity prices in most of the world's markets fell.

GLOBAL BOND MARKET OVERVIEW

During the period under review, U.S. and German government bond markets were exceptionally strong. These markets peaked when hedge funds, which had hedged their exposures to lesser credits by selling short against the U.S. and German markets, were forced out of their positions. This movement caused an explosion in yield spreads of other fixed-income securities relative to U.S. and German government bonds, accompanied by well-publicized problems among some hedge funds. Consequently, these two markets soared while other high-quality markets lagged and lesser-quality markets fell and, in some cases, plunged. During this period the U.S. dollar fell, because it was perceived to be exposed to the risks affecting its Latin American and Canadian trading partners, and it was thought that the Federal Reserve Board would be forced to cut short-term rates aggressively.

The yields on 10-year U.S. Treasury notes fell to 4.61 percent by October 31, 1998, from 5.83 percent a year earlier. At the height of the flight to quality in early October the yield fell to a record-low of 4.16 percent. Similarly, yields on 10-year German government bonds fell

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998, CONTINUED

from 5.58 percent to 4.14 percent. In Japan, bond yields fell below 1 percent, while cash yields fell close to zero.

CURRENCY MARKET OVERVIEW

The transition from a flight into U.S.-dollar-denominated assets to an international shift away from them appears to have marked the end of a three-year rise in the value of the dollar relative to other major currencies. Against the deutsche mark, for example, the dollar rose from 1.73 at the end of October 1997 to around 1.89 before dropping to below 1.60 in October 1998. While all of the major currency exchange rates exhibited roughly similar performance patterns, there were some crucial differences in the underlying forces affecting these exchange rates. In the case of the deutsche mark and other major European currencies, exchange rates appeared to be driven by classical forces such as interest-rate differentials and the relative strength of the U.S. and European economies. For the Japanese yen, a growing flight of capital from Japan gave way to repatriation of it as Japanese investors became skeptical of the international financial outlook. Other major currencies (Australian, New Zealand and Canadian dollars and the Scandinavian currencies) were more affected by international commodity prices, since their economies tend to be resource based.

PERFORMANCE

For the twelve-month period ended October 31, 1998, Morgan Stanley Dean Witter World Wide Income Trust's Class B shares posted a total return of 8.61 percent. During this period, the Fund outperformed its peer group, which returned 4.46 percent, as measured by the Lipper Global Income Funds Index (Lipper index). During the same period, the unmanaged Lehman Brothers Global Intermediate Bond Index (Lehman index) returned 11.62 percent. For the same period, the Fund's Class A, C and D shares had total returns of 9.16 percent, 8.62 percent and 9.41 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. The accompanying chart compares the performance of the Fund's Class B shares with that of the Lipper and Lehman indexes.

PORTFOLIO STRATEGY

The evolving international situation required several strategic adjustments in the Fund's portfolio as the fiscal year progressed. Early in the year, the Fund's investments were largely focused on U.S. fixed-income securities. Then, as concerns about the Asian crisis waned, it became appropriate to shift attention to the European markets, the United Kingdom, Italy, Spain and Denmark, and New Zealand, which had high yields. As it appeared that the Asian crisis was spreading, the Fund's assets were concentrated in the U.S. and German government markets for safety and price appreciation. Finally, toward the end of the fiscal year it became apparent that we could expect at least a

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998, CONTINUED

temporary respite in the international situation, at which point investments were shifted to high-grade sectors that had lagged during the surge in the U.S. and German bond markets. These sectors included U.S. mortgage-backed securities with yields approximately 2 percent above that of comparable U.S. government securities, Danish mortgages with yields approximately 2.5 percent above those of German government securities, New Zealand dollar-denominated securities issued by the U.S. government agency FNMA with yields ranging up to 8 percent, AA-rated banks with yields up to 160 basis points more than comparable United Kingdom bonds and Greek government bonds with yields above 9 percent. As the fiscal year came to a close, each of these spreads had contracted somewhat relative to their government benchmarks.

The Fund also shifted from its policy of hedging most of its currency exposures during the early part of the fiscal year (in order to protect it from declines in the values of these currencies relative to the U.S. dollar) to one of unhedging most of its European investments. We believe this strategy will enable the Fund to better capture currency gains if the U.S. dollar declines.

LOOKING AHEAD

In the months ahead we expect a period of greater normalcy (e.g., consolidating interest and exchange rates), allowing the spreads in high-grade securities to narrow relative to comparable U.S. and German government securities. This movement would result in these securities providing the Fund with an attractive level of income and modest capital appreciation. We also expect this period to be followed by a renewed decline in global bond yields and value of the U.S. dollar as the domestic economy slows and unresolved emerging market problems result in an additional disinflationary impulse affecting the global economy. During this period of consolidation, we anticipate investing in high-grade securities that are currently at historically high yield levels relative to benchmark government securities, although we will remain ready to adjust our strategy if market conditions change.

We appreciate your ongoing support of Morgan Stanley Dean Witter World Wide Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME
TRUST
FUND PERFORMANCE OCTOBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 GROWTH OF $10,000 -- CLASS B
       ($ in Thousands)

                                      FUND     LEHMAN(4)   LIPPER(5)
March-1989                         $10,000       $10,000     $10,000
October-1989                       $10,040       $10,504     $10,441
October-1990                       $11,969       $12,032     $11,882
October-1991                       $11,759       $13,172     $13,131
October-1992                       $12,598       $14,846     $14,091
October-1993                       $13,822       $16,188     $16,026
October-1994                       $13,271       $16,974     $15,378
October-1995                       $14,923       $19,429     $17,132
October-1996                       $16,802       $20,742     $19,147
October-1997                       $17,987       $21,031     $20,203
October-1998                    $19,535(3)       $23,474     $21,109

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                     AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------------
                CLASS B SHARES*                                       CLASS A SHARES**
-----------------------------------------------      --------------------------------------------------
PERIOD ENDED 10/31/98                                PERIOD ENDED 10/31/98
-------------------------                            -------------------------
1 Year                       8.61%(1)     3.61%(2)   1 Year                       9.16%(1)        4.53%(2)
5 Years                      7.16%(1)     6.87%(2)   Since Inception (7/28/97)    9.14%(1)        5.44%(2)
Since Inception (3/30/89)    7.23%(1)     7.23%(2)

                   CLASS C SHARES+                                           CLASS D SHARES++
-----------------------------------------------------       --------------------------------------------------
PERIOD ENDED 10/31/98                                       PERIOD ENDED 10/31/98
-------------------------                                   -------------------------
1 Year                       8.62%(1)        7.62%(2)       1 Year                      9.41%(1)
Since Inception (7/28/97)    8.58%(1)        8.58%(2)       Since Inception (7/28/97)   9.48%(1)

------------------------
 (1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
 (2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
 (3) Closing value assuming a complete redemption on October 31, 1998.
 (4) The Lehman Brothers Global Intermediate Bond Index, includes local currency-denominated sovereign debt of 19 countries with maturities of 1 to 10 years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 (5) The Lipper Global Income Funds Index is an equally-weighted performance index of the largest-qualifying funds (based on net assets) in the Lipper Global Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in the Index.
 * The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
** The maximum front-end sales charge for Class A is 4.25%.
 + The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
 ++ Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON   MATURITY
 THOUSANDS                                                                                    RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & CORPORATE BONDS (99.7%)
              DENMARK (4.5%)
              GOVERNMENT OBLIGATION
DKK   25,000  Realkredit Denmark+..........................................................   6.00%   10/01/29  $ 3,809,569
                                                                                                                -----------

              GREECE (5.4%)
              GOVERNMENT OBLIGATION
GRD 1,250,000 Greece Government Bond+......................................................   8.70    04/08/05    4,501,779
                                                                                                                -----------

              ITALY (5.0%)
              GOVERNMENT OBLIGATION
ITL 6,250,000 Italy Treasury Bond+.........................................................  10.50    07/15/00    4,242,355
                                                                                                                -----------

              NEW ZEALAND (2.3%)
              EXTRA GOVERNMENTAL INSTITUTIONS--BANKS
NZD    3,500  International Bank for Reconstruction & Development+.........................   7.00    09/18/00    1,888,593
                                                                                                                -----------

              NORWAY (2.6%)
              GOVERNMENT OBLIGATION
NOK   14,000  Norway Government Bond.......................................................   9.50    10/31/02    2,183,841
                                                                                                                -----------

              SPAIN (6.1%)
              GOVERNMENT OBLIGATION
ESP  650,000  Spain Treasury Bond+.........................................................  12.25    03/25/00    5,154,170
                                                                                                                -----------

              UNITED KINGDOM (11.0%)
              MAJOR BANKS (3.2%)
GBP    1,500  Union Bank of Switzerland+...................................................   8.00    01/08/07    2,726,399
                                                                                                                -----------
              SMALLER BANKS (7.8%)
       1,000  Alliance & Leicester PLC+....................................................   8.75    12/07/06    1,900,948
       1,000  Halifax PLC+.................................................................   9.375   05/15/21    2,214,636
       1,250  Lloyds TSB Group PLC+........................................................   8.50    03/29/06    2,403,826
                                                                                                                -----------
                                                                                                                  6,519,410
                                                                                                                -----------

              TOTAL UNITED KINGDOM............................................................................    9,245,809
                                                                                                                -----------

              UNITED STATES (62.8%)
              MAJOR BANKS (2.1%)
GBP    1,000  Morgan Guaranty Trust Co.+...................................................   7.75    12/30/03    1,769,539
                                                                                                                -----------
              GOVERNMENT AGENCIES & OBLIGATIONS (60.7%)
NZD    7,700  Federal National Mortgage Assoc.+............................................   7.00    09/26/00    4,152,831
       9,600  Federal National Mortgage Assoc.+............................................   7.25    06/20/02    5,285,441
$      3,064  Federal National Mortgage Assoc..............................................   6.00    10/01/28    3,026,085
       1,986  Federal National Mortgage Assoc..............................................   6.00    10/01/28    1,960,786
      10,000  Federal National Mortgage Assoc..............................................   5.50       **       9,628,125
       8,750  U.S. Treasury Bond*..........................................................  13.125   05/15/01   10,582,250
       5,000  U.S. Treasury Bond+..........................................................   7.25    05/15/16    6,075,550

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON   MATURITY
 THOUSANDS                                                                                    RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
$     10,000  U.S. Treasury Bond Strip.....................................................   0.00%   11/15/09  $ 5,674,200
       4,500  U.S. Treasury Note+..........................................................   9.125   05/15/99    4,608,584
                                                                                                                -----------
                                                                                                                 50,993,852
                                                                                                                -----------

              TOTAL UNITED STATES.............................................................................   52,763,391
                                                                                                                -----------

              TOTAL GOVERNMENT & CORPORATE BONDS
              (IDENTIFIED COST $85,102,654)...................................................................   83,789,507
                                                                                                                -----------

              SHORT-TERM INVESTMENTS (10.8%)
              UNITED STATES
              TIME DEPOSIT (a) (5.4%)
              MAJOR BANKS
GRD 1,269,408 Bankers Trust (IDENTIFIED COST $4,285,528)...................................  11.20    11/05/98    4,517,465
                                                                                                                -----------

              GOVERNMENT AGENCY (b) (5.4%)
$      4,600  Federal Home Loan Mortgage Corp. (AMORTIZED COST $4,599,308).................   5.42    11/02/98    4,599,308
                                                                                                                -----------

              TOTAL SHORT-TERM INVESTMENTS
              (IDENTIFIED COST $8,884,836)....................................................................    9,116,773
                                                                                                                -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $93,987,490) (c)..........................................................  110.5 %   92,906,280

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................  (10.5)    (8,828,097)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 84,078,183
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

 * The market value of securities pledged to cover margin requirements for open futures contracts is $76,500.
** Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a)  Subject to withdrawal restrictions until maturity.
(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,638,802 and the aggregate gross unrealized depreciation is $2,720,012, resulting in net unrealized depreciation of $1,081,210.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998, CONTINUED

FUTURES CONTRACTS OPEN AT OCTOBER 31, 1998:

                                      UNDERLYING
                  DESCRIPTION,           FACE
 NUMBER OF      DELIVERY MONTH,       AMOUNT AT        UNREALIZED
 CONTRACTS          AND YEAR            VALUE             LOSS
-------------------------------------------------------------------
              U.S. Treasury Note
         90     December/1998.....  $ 10,317,656     $    (57,656)
                                    --------------   --------------
                                    --------------   --------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1998:

                                                       UNREALIZED
     CONTRACTS               IN           DELIVERY    APPRECIATION
    TO DELIVER          EXCHANGE FOR        DATE     (DEPRECIATION)
-------------------------------------------------------------------
   GBP    1,900,000     $      3,160,840  11/09/98   $    (19,887)
   GBP    1,690,000     $      2,878,915  11/16/98         50,846
   NZD    4,300,000     $      2,115,600  11/30/98       (160,877)
   NZD    9,320,000     $      4,960,850  12/02/98         26,469
   GBP    1,900,000     $      3,176,800  12/07/98            735
   NOK   15,870,000     $      2,140,256  12/07/98        (25,804)
     GBP  1,095,000     $      1,830,665  12/08/98            328
   NZD    3,700,000     $      1,948,013  12/09/98        (11,260)
   NZD    3,700,000     $      1,948,050  12/09/98        (11,223)
    $     4,252,597      CHF   5,650,000  12/15/98        (53,081)
  $       2,510,202      ATS  28,725,000  12/21/98        (34,351)
  $       2,083,637      BEF  70,812,000  12/21/98        (11,980)
  $       3,167,681      BEF 106,302,000  12/21/98        (57,738)
  $       4,017,346      NLG   7,365,000  12/21/98        (58,279)
                                                     --------------
      Net unrealized depreciation..................  $   (366,102)
                                                     --------------
                                                     --------------

CURRENCY ABBREVIATIONS:

ATS        Austrian Schilling.
BEF        Belgian Franc.
GBP        British Pound.
DKK        Danish Krone.
NLG        Dutch Guilder.
GRD        Greek Drachma.
ITL        Italian Lira.
NZD        New Zealand Dollar.
NOK        Norwegian Krone.
ESP        Spanish Peseta.
CHF        Swiss Franc.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
Investments in securities, at value
  (identified cost $93,987,490)................................................................  $92,906,280
Unrealized appreciation on open forward foreign currency contracts.............................       78,378
Cash...........................................................................................       25,127
Receivable for:
    Interest...................................................................................    2,378,220
    Compensated forward foreign currency contracts.............................................       57,855
    Capital stock sold.........................................................................       38,038
Prepaid expenses and other assets..............................................................       47,874
                                                                                                 -----------
     TOTAL ASSETS..............................................................................   95,531,772
                                                                                                 -----------
LIABILITIES:
Unrealized depreciation on open forward foreign currency contracts.............................      444,480
Payable for:
    Investments purchased......................................................................    9,810,556
    Compensated forward foreign currency contracts.............................................      825,767
    Capital stock repurchased..................................................................       63,346
    Variation margin...........................................................................       61,875
    Plan of distribution fee...................................................................       60,387
    Investment management fee..................................................................       54,454
Accrued expenses and other payables............................................................      132,724
                                                                                                 -----------
     TOTAL LIABILITIES.........................................................................   11,453,589
                                                                                                 -----------
     NET ASSETS................................................................................  $84,078,183
                                                                                                 -----------
                                                                                                 -----------
COMPOSITION OF NET ASSETS:
Paid-in-capital................................................................................  $88,543,404
Net unrealized depreciation....................................................................   (1,476,283)
Accumulated undistributed net investment income................................................      982,035
Accumulated net realized loss..................................................................   (3,970,973)
                                                                                                 -----------
     NET ASSETS................................................................................  $84,078,183
                                                                                                 -----------
                                                                                                 -----------
CLASS A SHARES:
Net Assets.....................................................................................  $ 1,227,088
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................      134,755
     NET ASSET VALUE PER SHARE.................................................................        $9.11
                                                                                                 -----------
                                                                                                 -----------
     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE).........................................        $9.51
                                                                                                 -----------
                                                                                                 -----------
CLASS B SHARES:
Net Assets.....................................................................................  $81,610,993
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................    8,949,878
     NET ASSET VALUE PER SHARE.................................................................        $9.12
                                                                                                 -----------
                                                                                                 -----------
CLASS C SHARES:
Net Assets.....................................................................................     $234,143
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................       25,697
     NET ASSET VALUE PER SHARE.................................................................        $9.11
                                                                                                 -----------
                                                                                                 -----------
CLASS D SHARES:
Net Assets.....................................................................................   $1,005,959
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................      110,347
     NET ASSET VALUE PER SHARE.................................................................        $9.12
                                                                                                 -----------
                                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998

NET INVESTMENT INCOME:

INTEREST INCOME.................................................................................  $7,095,976
                                                                                                  ----------

EXPENSES
Plan of distribution fee (Class A shares).......................................................       2,781
Plan of distribution fee (Class B shares).......................................................     730,749
Plan of distribution fee (Class C shares).......................................................       1,316
Investment management fee.......................................................................     658,757
Transfer agent fees and expenses................................................................     135,049
Registration fees...............................................................................      89,418
Professional fees...............................................................................      74,129
Shareholder reports and notices.................................................................      56,479
Custodian fees..................................................................................      28,322
Directors' fees and expenses....................................................................      16,843
Other...........................................................................................      12,530
                                                                                                  ----------

     TOTAL EXPENSES.............................................................................   1,806,373
                                                                                                  ----------

     NET INVESTMENT INCOME......................................................................   5,289,603
                                                                                                  ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain (loss) on:
    Investments.................................................................................   1,368,087
    Futures contracts...........................................................................   1,389,964
    Foreign exchange transactions...............................................................    (842,488)
                                                                                                  ----------

     NET GAIN...................................................................................   1,915,563
                                                                                                  ----------
Net change in unrealized appreciation/depreciation on:
    Investments.................................................................................     143,713
    Futures contracts...........................................................................     (57,656)
    Translation of forward foreign currency contracts, other assets and liabilities denominated
      in foreign currencies.....................................................................    (265,980)
                                                                                                  ----------

     NET DEPRECIATION...........................................................................    (179,923)
                                                                                                  ----------

     NET GAIN...................................................................................   1,735,640
                                                                                                  ----------

NET INCREASE....................................................................................  $7,025,243
                                                                                                  ----------
                                                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE YEAR      FOR THE YEAR
                                                                              ENDED              ENDED
                                                                         OCTOBER 31, 1998  OCTOBER 31, 1997*
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..................................................  $     5,289,603   $      6,295,763
Net realized gain......................................................        1,915,563          2,422,462
Net change in unrealized depreciation..................................         (179,923 )       (1,657,235 )
                                                                         ----------------  -----------------

     NET INCREASE......................................................        7,025,243          7,060,990
                                                                         ----------------  -----------------

DIVIDENDS TO SHAREHOLDERS FROM
NET INVESTMENT INCOME:
Class A shares.........................................................         (103,498 )           (6,031 )
Class B shares.........................................................       (6,294,099 )      (10,673,831 )
Class C shares.........................................................          (10,651 )           (1,171 )
Class D shares.........................................................          (33,682 )             (283 )
                                                                         ----------------  -----------------

     TOTAL DIVIDENDS...................................................       (6,441,930 )      (10,681,316 )
                                                                         ----------------  -----------------

Net decrease from capital stock transactions...........................      (11,893,088 )      (15,013,234 )
                                                                         ----------------  -----------------

     NET DECREASE......................................................      (11,309,775 )      (18,633,560 )

NET ASSETS:
Beginning of period....................................................       95,387,958        114,021,518
                                                                         ----------------  -----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $982,035 AND
    $450,900, RESPECTIVELY)............................................  $    84,078,183   $     95,387,958
                                                                         ----------------  -----------------
                                                                         ----------------  -----------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter World Wide Income Trust (the "Fund"), formerly Dean Witter World Wide Income Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks appreciation in the value of its assets. The Fund was organized as a Massachusetts business trust on October 14, 1988 and commenced operations on March 30, 1989. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from these estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures contracts are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at fair value as determined by the Trustees; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $250 million; 0.60% to the portion of daily net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of daily net assets exceeding $1 billion.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $8,425,068, at October 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of $44,911 and received $232 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $243,684,179 and $241,712,753, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $115,360,708 and $135,298,741, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,848. At October 31, 1998, the Fund had an accrued pension liability of $48,382 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                         OCTOBER 31, 1998             OCTOBER 31, 1997*
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES
Sold.............................................................      362,853   $    3,265,836        80,739   $    714,181
Reinvestment of dividends........................................        5,632           49,638           237          2,107
Redeemed.........................................................     (309,381)      (2,779,713)       (5,325)       (47,905)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class A...........................................       59,104          535,761        75,651        668,383
                                                                   -----------   --------------   -----------   ------------

CLASS B SHARES
Sold.............................................................    3,566,324       31,772,971     3,523,435     31,673,600
Reinvestment of dividends........................................      429,255        3,787,888       689,236      6,224,070
Redeemed.........................................................   (5,520,553)     (49,041,324)   (5,959,324)   (53,726,739)
                                                                   -----------   --------------   -----------   ------------
Net decrease - Class B...........................................   (1,524,974)     (13,480,465)   (1,746,653)   (15,829,069)
                                                                   -----------   --------------   -----------   ------------

CLASS C SHARES
Sold.............................................................       12,490          110,678        12,172        107,627
Reinvestment of dividends........................................        1,027            9,061           130          1,156
Redeemed.........................................................         (122)          (1,111)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class C...........................................       13,395          118,628        12,302        108,783
                                                                   -----------   --------------   -----------   ------------

CLASS D SHARES
Sold.............................................................      109,596          964,530         4,286         38,458
Reinvestment of dividends........................................        1,844           16,303            24            211
Redeemed.........................................................       (5,403)         (47,845)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class D...........................................      106,037          932,988         4,310         38,669
                                                                   -----------   --------------   -----------   ------------
Net decrease in Fund.............................................   (1,346,438)  $  (11,893,088)   (1,654,390)  $(15,013,234)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

---------------------

 * For Class A, C and D shares, for the period July 28, 1997 (issue date) through October 31, 1997.

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1998, the Fund utilized approximately $1,167,000 of its net capital loss carryover. At October 31, 1998, the Fund had a net capital loss carryover of approximately $4,160,000 which will be available through October 31, 2002 to offset future capital gains to the extent provided by regulations.

As of October 31, 1998, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts and permanent book/tax differences attributable to foreign

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

currency gains. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and accumulated undistributed net investment income was credited $1,683,462.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1998, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.

8. ACQUISITION OF MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.

On October 29, 1998, the Trustees of the Fund and the Board of Directors of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") approved a reorganization plan ("the Plan") whereby Global Short-Term would be merged into the Fund. The Plan is subject to the consent of Global Short-Term's shareholders. If approved, the assets of Global Short-Term would be combined with the assets of the Fund and shareholders of Global Short-Term would become Class A shareholders of the Fund, receiving Class A shares of the Fund equal to the value of their holdings in the Fund.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                               FOR THE YEAR ENDED OCTOBER 31
                  -------------------------------------------------------
                    1998++     1997*++     1996        1995       1994
-------------------------------------------------------------------------

CLASS B SHARES

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period.......... $     9.03  $    9.33  $    9.08  $     8.55  $    9.39
                       -----  ---------  ---------       -----  ---------

Net investment
 income..........       0.53       0.55       0.60        0.55       0.55

Net realized and
 unrealized gain
 (loss)..........       0.20       0.07       0.48        0.48      (0.92)
                       -----  ---------  ---------       -----  ---------

Total from
 investment
 operations......       0.73       0.62       1.08        1.03      (0.37)
                       -----  ---------  ---------       -----  ---------

Less dividends
 and
 distributions
 from:
   Net investment
   income........      (0.64)     (0.92)     (0.83)      (0.50)     (0.22)
   Paid-in-capital...     --     --         --          --          (0.25)
                       -----  ---------  ---------       -----  ---------

Total dividends
 and
 distributions...      (0.64)     (0.92)     (0.83)      (0.50)     (0.47)
                       -----  ---------  ---------       -----  ---------

Net asset value,
 end of period... $     9.12  $    9.03  $    9.33  $     9.08  $    8.55
                       -----  ---------  ---------       -----  ---------
                       -----  ---------  ---------       -----  ---------

TOTAL INVESTMENT
RETURN+..........       8.61%      7.05%     12.60%      12.45%     (3.99)%

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........       2.07%(1)      2.02%      1.96%       1.93%      1.91%

Net investment
 income..........       6.01%(1)      6.07%      6.39%       6.21%      5.87%

SUPPLEMENTAL
DATA:
Net assets, end
 of period, in
 thousands.......    $81,611    $94,556   $114,022    $138,165   $179,563

Portfolio
 turnover rate...        309%       345%       263%        254%       229%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated as Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                            FOR THE PERIOD
                                                                          FOR THE YEAR      JULY 28, 1997*
                                                                             ENDED             THROUGH
                                                                        OCTOBER 31, 1998   OCTOBER 31, 1997
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES++
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  9.02            $  8.97
                                                                              -----              -----
Net investment income.................................................         0.59               0.15
Net realized and unrealized gain......................................         0.20               0.05
                                                                              -----              -----
Total from investment operations......................................         0.79               0.20
                                                                              -----              -----
Less dividends from net investment income.............................        (0.70)             (0.15)
                                                                              -----              -----
Net asset value, end of period........................................      $  9.11            $  9.02
                                                                              -----              -----
                                                                              -----              -----
TOTAL INVESTMENT RETURN+..............................................         9.16%              2.27%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.45%(3)           1.46%(2)
Net investment income.................................................         6.63%(3)           6.69%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $1,227               $682
Portfolio turnover rate...............................................          309%               345%

CLASS C SHARES++
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  9.02            $  8.97
                                                                              -----              -----
Net investment income.................................................         0.53               0.14
Net realized and unrealized gain......................................         0.20               0.05
                                                                              -----              -----
Total from investment operations......................................         0.73               0.19
                                                                              -----              -----
Less dividends from net investment income.............................        (0.64)             (0.14)
                                                                              -----              -----
Net asset value, end of period........................................      $  9.11            $  9.02
                                                                              -----              -----
                                                                              -----              -----
TOTAL INVESTMENT RETURN+..............................................         8.62%              2.12%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.07%(3)           2.00%(2)
Net investment income.................................................         6.01%(3)           5.89%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $234               $111
Portfolio turnover rate...............................................          309%               345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                            FOR THE PERIOD
                                                                          FOR THE YEAR      JULY 28, 1997*
                                                                             ENDED             THROUGH
                                                                        OCTOBER 31, 1998   OCTOBER 31, 1997
-----------------------------------------------------------------------------------------------------------

CLASS D SHARES++

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $  9.03            $  8.97
                                                                              -----              -----

Net investment income.................................................         0.72               0.16

Net realized and unrealized gain......................................         0.09               0.05
                                                                              -----              -----

Total from investment operations......................................         0.81               0.21
                                                                              -----              -----

Less dividends from net investment income.............................        (0.72)             (0.15)
                                                                              -----              -----

Net asset value, end of period........................................      $  9.12            $  9.03
                                                                              -----              -----
                                                                              -----              -----

TOTAL INVESTMENT RETURN+..............................................         9.41%              2.44%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.22%(3)           1.16%(2)

Net investment income.................................................         6.86%(3)           6.83%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $1,006                $39

Portfolio turnover rate...............................................          309%               345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME
TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter World Wide Income Trust (the "Fund"), formerly Dean Witter World Wide Income Trust, at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
NOVEMBER 20, 1998

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Peter J. Seeley
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

MORGAN STANLEY
DEAN WITTER
WORLD WIDE
INCOME TRUST


[PHOTO]


ANNUAL REPORT
OCTOBER 31, 1998

              PROSPECTUS
              FEBRUARY 10, 1998

              Dean Witter Global Short-Term Income Fund Inc. (the "Fund") is an open-end, non-diversified management investment company whose investment objective is to achieve as high a level of current income as is consistent with prudent investment risk. The Fund seeks to achieve this objective by investing in high quality fixed-income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, issued or guaranteed by foreign governments, or issued by foreign or U.S. companies (including bank instruments and commercial paper), which have remaining maturities at the time of purchase of not more than three years. The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.

               Shares of the Fund are continuously offered at net asset value. However, redemptions and/or repurchases are subject in most cases to a contingent deferred sales charge, scaled down from 3% to 1% of the amount redeemed, if made within three years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Redemptions and Repurchases-- Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a distribution fee pursuant to a Plan of Distribution at the annual rate of 0.75% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."

               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated February 10, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone number listed on this page. The Statement of Additional Information is incorporated herein by reference.

     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/4
Financial Highlights/5
The Fund and its Management/6
Investment Objective and Policies/6
   Risk Considerations/10
Investment Restrictions/17
Purchase of Fund Shares/18
Shareholder Services/21
Redemptions and Repurchases/24
Dividends, Distributions and Taxes/26
Performance Information/27
Additional Information/28

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter Global
    Short-Term Income Fund Inc.
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

The              The Fund is an open-end, non-diversified management investment company investing in high
Fund             quality fixed-income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, issued or guaranteed by foreign governments, or issued by foreign or U.S. companies, which have remaining maturities at the time of purchase of not more than three years.
----------------------------------------------------------------------------------------------------------
Shares Offered   Shares of common stock of $0.01 par value (see page 28).
----------------------------------------------------------------------------------------------------------
Offering         At net asset value without sales charge (see page 18). Shares redeemed within three years
Price            of purchase are subject to a contingent deferred sales charge under most circumstances
                 (see page 24).
----------------------------------------------------------------------------------------------------------
Minimum          Minimum initial investment, $1,000 ($100 if account is opened through EasyInvest-SM-);
Purchase         minimum subsequent investment, $100 (see page 18).
----------------------------------------------------------------------------------------------------------
Investment       The investment objective of the Fund is to achieve as high a level of current income as is
Objective        consistent with prudent investment risk (see page 6).
----------------------------------------------------------------------------------------------------------
Investment       Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund and its
Manager          wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies and other portfolios with assets under management of approximately $102.9 billion at
                 December 31, 1997 (see page 6).
----------------------------------------------------------------------------------------------------------
Management       The Investment Manager receives a monthly fee at the annual rate of 0.55% of the Fund's
Fee              daily net assets not exceeding $500 million and 0.50% of the Fund's daily net assets on the amount exceeding $500 million (see page 6).
----------------------------------------------------------------------------------------------------------
Dividends and    Dividends from net investment income are declared daily and paid monthly. Distributions
Distributions    from net short-term and long-term capital gains are paid at least once per year (may be retained for reinvestment). Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see page 26).
----------------------------------------------------------------------------------------------------------
Distributor      Dean Witter Distributors Inc. (the "Distributor"). For its services as Distributor, which include payment of sales commissions to account executives and various other promotional and sales related expenses, the Distributor receives from the Fund a distribution fee accrued daily and payable monthly at the rate of 0.75% per annum of the lesser of (i) the
                 Fund's average daily aggregate net sales or (ii) the Fund's average daily net assets. This fee compensates the Distributor for the services it provides in distributing shares of the
                 Fund and for its sales related expenses. The Distributor also receives the proceeds of any contingent deferred sales charges (see page 19).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Redemption--     At net asset value; redeemable involuntarily if total value of the account is less than
Contingent       $100 or, if the account was opened through EasyInvest, if after twelve months the
Deferred Sales   shareholder has invested less than $1,000 in the account. Although no commission or sales
Charge           load is imposed upon the purchase of shares, a contingent deferred sales charge (scaled down from 3% to 1%) is imposed on any redemption of shares if, after such redemption, the aggregate current value of an account with the Fund falls below the aggregate amount of the investor's purchase payments made during the three years preceding the redemption.
                 However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see page 24).
----------------------------------------------------------------------------------------------------------
Special          The net asset value of the Fund's shares will fluctuate with changes in the market value
Risk             of its portfolio securities. It should be noted, for example, that, generally, when the
Considerations   level of prevailing interest rates rises, the values of the outstanding fixed-income securities fall and when such rates fall their values rise. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the
                 Investment Company Act of 1940, as amended (the "Act") (see page 10). The Fund will concentrate its investments in securities issued by companies engaged in the banking industry. This concentration will increase the Fund's exposure to certain risks associated with the banking industry such as adverse changes in economic and regulatory developments affecting the banking industry, sustained interest rate increases and concentration of a bank's loan portfolios in particular businesses undergoing economic hardship (see page 8).
                 It should be recognized that the foreign securities and markets in which the Fund will invest pose different and greater risks than those customarily associated with domestic securities and their markets. Furthermore, investors should consider other risks associated with a portfolio of international securities, including fluctuations in foreign currency exchange rates (i.e., if a substantial portion of the Fund's assets are denominated in foreign currencies which decrease in value with respect to the U.S. dollar, the value of the investor's shares and the distributions made on those shares will, likewise, decrease in value), foreign securities exchange controls and foreign tax rates, as well as investments in forward foreign currency contracts, options and futures contracts (see pages 10-16). The Fund may also invest in fixed-income securities which may be denominated in a currency of a nation other than the nation in which the issuer of such fixed-income securities is domiciled.

--------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                     ELSEWHERE IN THE PROSPECTUS AND IN THE
                      STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended October 31, 1997.

SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases..................................     None
Maximum Sales Charge Imposed on Reinvested Dividends.......................     None
Deferred Sales Charge
  (as a percentage of the lesser of original purchase price or redemption
  proceeds)................................................................     3.0%

      A contingent deferred sales charge is imposed at the following declining rates:

          YEAR SINCE
          PURCHASE PAYMENT MADE                                                 PERCENTAGE
          -----------------------------------------------------------------  ----------------
          First............................................................          3.0%
          Second...........................................................          2.0%
          Third............................................................          1.0%
          Fourth and thereafter............................................        None

Redemption Fees............................................................       None
Exchange Fee...............................................................       None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------------------------------------------
Management Fees............................................................      0.55%
12b-1 Fees*................................................................      0.75%
Other Expenses.............................................................      0.49%
Total Fund Operating Expenses..............................................      1.79%

------------
* A PORTION OF THE 12B-1 FEE EQUAL TO 0.25% OF THE FUND'S AVERAGE DAILY NET ASSETS IS CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES (SEE "PURCHASE OF FUND SHARES").

EXAMPLE                                                                   1 Year       3 Years      5 Years     10 Years
----------------------------------------------------------------------  -----------  -----------  -----------  -----------
You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time
 period:..............................................................   $      48    $      66    $      97    $     211
You would pay the following expenses on the same investment, assuming
 no redemption:.......................................................   $      18    $      56    $      97    $     211

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and Its Management," "Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following per share data and ratios for a share of capital stock outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The per share data and ratios should be read in conjunction with the financial statements and the notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                               FOR THE YEAR ENDED OCTOBER 31
                                     ---------------------------------------------------------------------------------
                                       1997        1996        1995        1994        1993        1992        1991
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period..........................  $    9.44   $    8.89   $    8.73   $    9.23   $    9.41   $    9.77   $   10.00
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net investment income............       0.52        0.61        0.54        0.72        0.70        0.82        0.95
  Net realized and unrealized gain
   (loss)..........................      (0.08)       0.48        0.16       (0.66)      (0.27)      (0.46)      (0.23)
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Total from investment
   operations......................       0.44        1.09        0.70        0.06        0.43        0.36        0.72
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Less dividends and distributions
   from:
    Net investment income..........      (1.06)      (0.54)      (0.44)      (0.13)      (0.61)      (0.72)      (0.95)
    Paid-in-capital................     --          --           (0.10)      (0.43)     --          --          --
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Total dividends and
   distributions...................      (1.06)      (0.54)      (0.54)      (0.56)      (0.61)      (0.72)      (0.95)
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net asset value, end of period...  $    8.82   $    9.44   $    8.89   $    8.73   $    9.23   $    9.41   $    9.77
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL INVESTMENT RETURN+...........      4.88%      12.66%       8.27%       0.65%       4.72%       3.76%       7.49%
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................      1.79%       1.66%       1.68%       1.63%       1.55%       1.55%       1.61%
  Net investment income............      5.85%       6.57%       6.17%       6.35%       6.97%       8.43%       9.49%
SUPPLEMENTAL DATA:
  Net assets, end of period, in
   thousands.......................    $61,378     $80,625    $106,939    $170,117    $305,278    $441,191    $462,263
  Portfolio turnover rate..........       264%        138%        188%        123%        221%        149%          8%

------------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
  ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter Global Short-Term Income Fund Inc. (the "Fund") is an open-end, non-diversified management investment company incorporated in the state of Maryland on August 2, 1990.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies, 29 of which are listed on the New York Stock Exchange, with combined total assets of approximately $98.9 billion at December 31, 1997. The Investment Manager also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $4 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Directors review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.55% to the Fund's net assets not exceeding $500 million and 0.50% to the Fund's net assets exceeding $500 million. For the fiscal year ended October 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.55% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.79% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to achieve as high a level of current income as is consistent with prudent investment risk. There is no assurance that the objective will be achieved. The investment objective is a fundamental policy of the Fund and cannot be changed without the approval of the shareholders of the Fund. The following policies may be changed by the Board of Directors without shareholder approval.

    The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in high quality fixed-income securities issued or guaranteed by foreign governments, issued by foreign or U.S. companies, or issued or guaranteed by the U.S. Government, its agencies and instrumentalities which have remaining maturities at the time of purchase of not more than three years (i.e., the average weighted maturity of the Fund's portfolio will be under three years). In addition to securities issued by the U.S. Government, its agencies and instrumentalities, the Fund may invest in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities, or by supranational organizations, or fixed-income securities issued by a corporation, all of which are rated AAA or AA by Standard & Poor's Corporation ("S&P") or Aaa or Aa by Moody's Investors Services, Inc. ("Moody's") or, if unrated, are determined by the Investment Manager to be of equivalent quality; in certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and deemed by the Investment Manager to be of high creditworthiness; and commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's or Duff 1 or Duff 2 by Duff & Phelps Inc. or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's and in loan participation interests having a remaining term not exceeding one year in loans extended by banks to such companies. The Fund will have at least 65% of its total assets invested in fixed-income securities, as described above, of issuers located in at least three different countries.

    Certain foreign securities purchased by the Fund will not have received ratings by a recognized U.S. rating agency. In such cases the Investment Manager will review the issuers of such securities with respect to the quality of their management, balance sheet and financial ratios, cash flows and earnings to establish that the securities purchased by the Fund are of a comparable quality to issuers receiving high quality ratings by a recognized U.S. rating agency.

    In attempting to achieve its investment objective, the Investment Manager will actively manage the Fund's assets in accordance with a global market strategy which seeks to exploit spreads among short-term instruments worldwide. As such, the Fund may experience high portfolio turnover rates (see "Portfolio Management," page 16). Consistent with such a strategy, the Investment Manager intends to allocate the Fund's investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Investment Manager will adjust the Fund's exposure to different currencies based on its perception of the most favorable markets and issuers. In allocating the Fund's assets among various markets, the Investment Manager will assess the relative yield and anticipated direction of interest rates in particular markets, the level of inflation, liquidity and financial soundness of each market, and the general market and economic conditions existing in each market as well as the relationship of currencies of various countries to the U.S. dollar and to each other. In its evaluations, the Investment Manager will utilize its internal financial, economic and credit analysis resources as well as information obtained from other sources.

    Under normal conditions, a significant percentage of the short-term investments in the Fund's portfolio may be money market securities. Money market securities include short-term obligations issued or guaranteed by the U.S. Government or foreign governments issued by such governments' respective agencies and instrumentalities, bank money market instruments including certificates of deposit, bankers' acceptances, time deposits and deposit notes and certain other short-term obligations such as short-term commercial paper. With respect to bank money instruments, the obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation.

    The Fund will invest at least 25% of its assets in securities issued by issuers located in the U.S. As such, the Fund will have a greater exposure than other "global" mutual funds to economic and political events occurring in the U.S. Changes in prevailing U.S. interest rates, federal tax rate increases, or adverse changes in federal or state regulations or exchange rules may all have a disproportionate impact upon the Fund as a result of its concentration policy. Moreover, the Fund's concentration in securities of U.S. issuers will mean that the Fund's investments are more likely to be responsive, both positively and negatively, to declines or advances in the U.S. dollar with respect to foreign currencies.

    A substantial portion of the Fund's investments in securities of U.S. issuers are likely to be in commercial paper, bankers acceptances and other short-term debt instruments issued by U.S. corporations. However, at times during which there exists large-scale political or economic uncertainty, the Fund is likely to increase its investments in U.S. government securities. In such cases, the securities which the Fund is most likely to purchase are U.S. Treasury bills and U.S. Treasury notes with remaining maturities of under three years, both of which are direct obligations of the U.S. Government. The Fund may also purchase securities issued by various agencies and instrumentalities of the U.S. Government. These will include obligations backed by the full faith and credit of the United States (such as those issued by the Government National Mortgage Association); obligations whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury (such as those issued by the Federal National Mortgage Association); and obligations backed by the credit of the issuing agency or instrumentality (such as those issued by the Federal Farm Credit System).

    The securities in which the Fund will be investing may be denominated in any currency or multinational currency. Under normal circumstances, the Fund will invest its assets in securities denominated in at least three different currencies, including the U.S. dollar. In addition to the U.S. dollar, such currencies will include, among others: the Australian dollar; Deutsche mark; Japanese yen; French franc; British pound; Canadian dollar; Swiss franc; Italian Lira; Dutch guilder; Austrian schilling; Spanish Peseta; Swedish Krona; Mexican peso; Thai bhat; and European Currency Unit ("ECU"). The Fund will not invest more than 25% of its total assets in securities denominated in a single currency or currency unit with the exception of the U.S. dollar.

    The Fund may invest without limitation in notes and commercial paper, the principal amount of which is indexed to certain specific foreign currency exchange rates. Indexed notes and commercial paper typically provide that their principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies during the period the obligation is outstanding, depending on the terms of the specific security. In selecting the two currencies, the Investment Manager will consider the correlation and relative yields of various currencies. The Fund will purchase an indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will vary (i.e., increase or decrease) in response to the change (if any) in the exchange rates between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable the Fund to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. dollar value of investments denominated in foreign currencies, while providing an attractive money market rate of return. The Fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.

    Under normal circumstances, the Fund will invest at least 25% of its total assets in debt instruments issued by U.S. and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks. For temporary defensive purposes, however, the Fund may reduce its investments in the banking industry to less than 25% of its total assets. The Fund's policy as to concentrating its investments in the banking industry is fundamental and may not be changed without the approval of a majority of the Fund's voting securities.

    The Fund's policy of concentrating its investments in the banking industry will cause the Fund to have greater exposure to certain risks associated with the banking industry. In particular, economic or regulatory developments in or related to the banking industry will affect the value of and investment return on the Fund's shares. Sustained increases in interest rates may adversely affect the availability and cost of funds for a bank's lending activities; deterioration in general economic conditions may increase a bank's exposure to credit losses. The banking industry also is subject to the effects of the concentration of loan portfolios in particular businesses that may be adversely affected by economic conditions, such as real estate, energy, agriculture or high technology-related companies. In addition, the banking industry is subject to national and local regulation and competition among banks as well as with other types of financial institutions. Also, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize its exposure to such risks by investing only in debt securities which are determined by the Investment Manager, acting under the general supervision of the Board of Directors, to be high quality.

    As indicated above, the Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the ECU, which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes France, Germany, The Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Investment Manager does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

    The Fund also may invest in bonds and notes backed by pools of mortgage, credit card, automobile or other types of receivables with remaining maturities of three years or less. These structured financings will be supported by sufficient collateral, and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain a high quality rating by a nationally recognized statistical rating agency or be of comparable quality as determined by the Investment Manager. Generally, the issuers of mortgage-backed and receivable-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the assets securing such obligations. Such special-purpose entities are typically created by the underwriters of such securities or the entity to which the receivables are payable.

    Instruments backed by pools of mortgages and receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that pre-payments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. In addition, certain asset-backed and receivable-backed securities may be illiquid. As such, the Fund may be limited in its ability to invest in such securities (see Investment Restriction Number 3 on page 18).

RISK CONSIDERATIONS

    The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund's yield will also vary based on the yield of the Fund's portfolio securities.

    All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

    NON-DIVERSIFIED STATUS. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Act. As a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the Fund has in the past qualified and anticipates that it will qualify in the future as a regulated investment company under the federal income tax laws and, to the extent so qualified, is subject to the applicable diversification requirements of the Internal Revenue Code, as amended (the "Code"). As a regulated investment company under the Code, the Fund may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.

    FOREIGN SECURITIES. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's yield on such assets and the net asset value of a share of the Fund as well as the amount of the Fund's distributions. For example, if a substantial portion of the Fund's assets is denominated in Japanese yen and the relative exchange rate of the yen falls with respect to the U.S. dollar (i.e., a yen is worth a smaller fraction of a dollar than it had been) then the Fund will be receiving a lesser amount of interest on its fixed-income securities denominated in yen (when converted into U.S. dollars) and when the Fund's assets are valued for purposes of determining the net asset value per share of the Fund, the net assets of the Fund reflected by the yen-denominated securities will have declined in U.S. dollar value and the net asset value of the Fund (always stated in U.S. dollars) may have also declined.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward contracts or futures contracts (see below). The Fund may incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.
                                  ------------

    To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Fund may engage in transactions in forward foreign currency contracts, options on securities and currencies, and futures contracts and options on futures contracts on securities, currencies and indexes. The Fund may also purchase options on securities to facilitate its participation in the potential appreciation of the value of the underlying securities. A discussion of these transactions follows and is supplemented by further disclosure in the Statement of Additional Information.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Fund's Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Fund's Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    Lastly, the Fund is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions").

    In all of the above circumstances, if the currency in which the Fund's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager.

    The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. To the extent that the Fund enters into forward foreign currency contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign currency resulting from currency fluctuations, there is a risk that the Fund may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold if the Fund is unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

    OPTIONS AND FUTURES TRANSACTIONS. The Fund may purchase and sell (write) call and put options on U.S. Treasury notes, bonds and bills and on various foreign currencies which are listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities which are denominated in either U.S. dollars or foreign currencies and on the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated and to close out long call option positions. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security or amount of currency underlying the option (certain listed and OTC call options written by the Fund will be exercisable by the purchaser only on a specific date).

    COVERED PUT WRITING. As a writer of covered put options, the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be excercisable by the purchaser only on a specific date). The Fund will write put options for three purposes: (1) to receive the premiums paid by purchasers; (2) when the Investment Manager wishes to purchase the security underlying the option (or a security denominated in the currency underlying the option) at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (3) to close out a long put option position. The aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Fund's net assets.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a written call position (see "Covered Call Writing" above) or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

    FUTURES CONTRACTS. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody's Investment Grade Corporate Bond Index ("index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer.

    Exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

    Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The Fund, by entering into transactions in foreign futures and options markets, will also incur risks similar to those discussed above under the section entitled "Foreign Securities."

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.

    PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Directors of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid", such security will not be included within the category "illiquid securities", which is limited by the Fund's investment restrictions to 10% of the Fund's total assets. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. The Fund is managed within InterCapital's Taxable Fixed-Income Group, which manages twenty-five funds and fund portfolios, with approximately $13.3 billion in assets at December 31, 1997. Rajesh K. Gupta, Senior Vice President of InterCapital and Anne Pickrell, Vice President of InterCapital, each a member of InterCapital's Taxable Fixed-Income Group are the Fund's primary portfolio managers. Mr. Gupta and Ms. Pickrell have been the Fund's primary portfolio managers since February, 1998 and December, 1994, respectively. Mr. Gupta has been managing portfolios consisting of fixed income securities since June, 1987. Ms. Pickrell has been a portfolio manager at InterCapital since July, 1991. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), Morgan Stanley & Co. Incorporated and other broker-dealer affiliates of InterCapital, the views of others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.

    Personnel of the Investment Manager have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

    Securities purchased by the Fund are generally sold by dealers acting as principal for their own accounts. Orders for transactions in other portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR, Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of InterCapital. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR and Morgan Stanley & Co. Incorporated.

    The Fund may sell portfolio securities without regard to the length of time that they have been held, in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions, interest rate trends, or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 200% in any one year. The Fund will incur underwriting discount costs (on underwritten securities) and brokerage costs commensurate with its portfolio turnover rate. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's transactions.

    The expenses of the Fund relating to its portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers, as custodial costs, brokerage commissions and other transaction charges related to investing in foreign markets are generally higher than in the United States.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctu-ations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the banking industry.

   2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   3. Invest more than 10% of its total assets in "illiquid securities" (securities for which no active and substantial secondary market exists) and repurchase agreements which have a maturity of longer than seven days.

    Generally, OTC options and the assets used as "cover" for written OTC options are "illiquid securities" (securities for which no active and substantial secondary market exists). However, the Fund is per-mitted to treat the securities it uses as cover for written OTC options as liquid provided it follows a procedure whereby it will sell OTC options only to qualified dealers who agree that the Fund may repurchase such options at a maximum price to be calculated pursuant to a predetermined formula set forth in the option agreement. The formula may vary from agreement to agreement, but is generally based on a multiple of the premium received by the Fund for writing the option plus the amount, if any, of the option's intrinsic value. An OTC option is considered an illiquid asset only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Global Short-Term Income Fund Inc., directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase, in the case of investments through EasyInvest, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor. Shares purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below).

    While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 0.75% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

    For the fiscal year ended October 31, 1997, the Fund accrued payments under the Plan amounting to $530,008, which amount is equal to 0.75% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan.

    At any given time, the Distributor may incur expenses in distributing shares of the Fund which may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if the Distributor incurred $1 million in expenses in distributing shares of the Fund and $750,000 had been received by the Distributor as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $7,269,740 at October 31, 1997, which equalled 11.84% of the Fund's net assets at such date.

    Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

    Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors.

    Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to 4:00 p.m., New York time. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

Foreign currency exchange rates are also generally determined prior to 4:00 p.m., New York time. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and 4:00 p.m., New York time and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases"). Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month.

    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or from a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September, and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for Class B shares of Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds"). Shares may also be exchanged for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to a Dean Witter Multi-Class Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and the Fund, any of the Dean Witter Multi-Class Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund which are exchanged for shares of a Dean Witter Multi-Class Fund having a higher CDSC schedule than the Fund will be subject to the CDSC schedule of the Dean Witter Multi-Class Fund, even if shares are subsequently re-exchanged for shares of the Fund prior to redemption. Concomitantly, shares of the Fund acquired in exchange for shares of a Dean Witter Multi-Class Fund having a lower CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of the Fund or in shares of a Dean Witter Multi-Class Fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). However, in the case of shares of the Fund exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the

Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional information required by the Transfer Agent.

    CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held three years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than three years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                         CONTINGENT DEFERRED
              YEAR SINCE                    SALES CHARGE
               PURCHASE                  AS A PERCENTAGE OF
             PAYMENT MADE                  AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          3.0%
Second................................          2.0%
Third.................................          1.0%
Fourth and thereafter.................          None

    A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the three years preceding the redemption;
(ii) the current net asset value of shares purchased more than three years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);

(B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust FSB, which is an affiliate of the Investment Manager, serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares, as agent for the Fund, represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealers, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed upon repurchase by the Fund, the Distributor or DWR or other Selected Broker-Dealers. The offers by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check (including a government, certified or bank cashier's check), payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Directors or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare dividends from net investment income on each day the New York Stock Exchange is open for business (see "Purchase of Fund Shares"). The amount of the dividend declared may fluctuate from day to day. Dividends are declared daily and paid monthly in additional shares of the Fund. The Fund will distribute, at least annually, net realized short-term and long-term capital gains, if any.

    All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

    Gains or losses on the Fund's transactions in certain listed options on securities and on futures and options on futures traded on U.S. exchanges generally are treated as 60% long-term gain or loss and 40% short-term gain or loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.

    Shareholders will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1, will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. It is not anticipated that any portion of the Fund's distributions will be eligible for the dividends received deduction to corporate shareholders.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997.

    To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy. Shareholders who are not citizens or residents of, or entities organized in, the United States may be subject to withholding taxes of up to 30% on certain payments received from the Fund.

    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

    The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax adviser.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over a period of one year and five years, as well as the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth ofhypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of the Fund are of common stock of $0.01 par value and are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares do not have cumulative voting rights.

    The Fund is not required to hold Annual Meetings of Shareholders, and in ordinary circumstances the Fund does not intend to hold such meetings. The Directors may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Fund's By-Laws.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Dean Witter
Global Short-Term Income Fund Inc.
Two World Trade Center
New York, New York 10048

DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and
General Counsel
Rajesh K. Gupta
Vice President
Anne Pickrell
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN

The Chase Manhattan Bank
One Chase Plaza
New York, NY 10005

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.

DEAN WITTER
GLOBAL SHORT-TERM
INCOME FUND INC.

                               [PHOTO]
                                                 PROSPECTUS -- FEBRUARY 10, 1998

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM      TWO WORLD TRADE CENTER, NEW
INCOME FUND INC.                                  YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998

DEAR SHAREHOLDER:

The twelve-month period ended October 31, 1998, was a historic year for the global bond markets. During the first half of this period, Asian economic problems portended slower world economic growth and created a global preference for U.S.-dollar-denominated assets. This preference permitted yields to decline and bond prices to rise in most high-grade bond markets and caused continued strengthening of the U.S. dollar. After a market consolidation through the spring, during which market participants increasingly came to doubt whether the Asian crisis would have any lasting effect, the crisis spread. Fears grew of an implosion in the Japanese economy, a virtual collapse potentially in the Russian economy, contagion effects in most developing economies, and a consensus that even the United States and western Europe's economies would suffer a major slowdown. As a result, equity prices in most of the world's markets fell.

GLOBAL BOND MARKET OVERVIEW

During the period under review, U.S. and German government bond markets were exceptionally strong. These markets peaked when hedge funds, which had hedged their exposures to lesser credits by selling short against the U.S. and German markets, were forced out of their positions. This movement caused an explosion in yield spreads of other fixed-income securities relative to U.S. and German government bonds, accompanied by well-publicized problems among some hedge funds. Consequently, these two markets soared while other high-quality markets lagged and lesser-quality markets fell and, in some cases, plunged. During this period the U.S. dollar fell, because it was perceived to be exposed to the risks affecting its Latin American and Canadian trading partners, and it was thought that the Federal Reserve Board would be forced to cut short-term rates aggressively.

The yields on three-year U.S. Treasury notes fell to 4.36 percent by October 31, 1998, from 5.68 percent a year earlier. At the height

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998, CONTINUED

of the flight to quality in early October the yield fell to a record low of below 4 percent. Similarly, yields on three-year German government bonds fell from 4.58 percent to 3.50 percent. In Japan, bond yields fell close to zero.

In the months ahead we expect a period of greater normalcy (e.g., consolidating interest and exchange rates), allowing the spreads in high-grade securities to narrow relative to comparable U.S. and German government securities. We also expect this period to be followed by a renewed decline in global bond yields and in the U.S. dollar as the domestic economy slows and unresolved emerging market problems result in an additional disinflationary impulse affecting the global economy.

CURRENCY MARKET OVERVIEW

The transition from a flight into U.S.-dollar-denominated assets to an international shift away from them appears to have marked the end of a three-year rise in the value of the dollar relative to other major currencies. Against the deutsche mark, for example, the dollar rose from 1.73 at the end of October 1997 to around 1.89 before dropping to below 1.60 in October 1998. While all of the major currency exchange rates exhibited roughly similar performance patterns, there were some crucial differences in the underlying forces affecting these exchange rates. In the case of the deutsche mark and other major European currencies, exchange rates appeared to be driven by classical forces such as interest-rate differentials and the relative strength of the U.S. and European economies. For the Japanese yen, a growing flight of capital from Japan gave way to repatriation of it as Japanese investors became skeptical of the international financial outlook. Other major currencies (Australian, New Zealand and Canadian dollars and the Scandinavian currencies) were more affected by international commodity prices, since their economies tend to be resource based.

PERFORMANCE

For the twelve-month period ended October 31, 1998, Morgan Stanley Dean Witter Global Short-Term Income Fund posted a total return of 7.39 percent compared to
4.25 percent for the Lipper Short World Multi-Market Income Funds Average (which includes funds invested in emerging market debt that have below-investment-grade credit ratings) and 9.67 percent for the Lehman Brothers Mutual Fund Short World Multimarket Index. The accompanying chart compares the performance of the Fund with that of the Lehman index and the Lipper average.

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998, CONTINUED

PORTFOLIO STRATEGY

The evolving international situation required several strategic adjustments in the Fund's portfolio as the fiscal year progressed. Early in the year, the Fund's investments were largely focused on U.S. fixed-income securities. Then, as concerns about the Asian crisis waned, it became appropriate to shift attention to the European markets, including the United Kingdom, Italy, Spain and Denmark, and New Zealand, which had high yields. As it appeared that the Asian crisis was spreading, the Fund's assets were concentrated in the U.S. and German government markets for safety and price appreciation. Finally, toward the end of the fiscal year it became apparent that we could expect at least a temporary respite in the international situation, at which point investments were shifted to high-grade sectors that had lagged during the surge in the U.S. and German bond markets. These sectors included New Zealand dollar-denominated securities issued by the U.S. government agency FNMA with yields ranging up to 8 percent, AA-rated banks with yields up to 160 basis points more than comparable United Kingdom bonds and Greek government bonds with yields above 9 percent. As the fiscal year came to a close, each of these spreads had contracted somewhat relative to their government benchmarks.

The Fund also shifted from its policy of hedging most of its currency exposures during the early part of the fiscal year (in order to protect it from declines in the values of these currencies relative to the U.S. dollar) to one of unhedging most of

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    GROWTH OF $10,000
     ($ in Thousands)
Average Annual Total Re-
turns*
                                                 Since
1 Year                         5 Years       Inception
7.39%(1)                      6.70%(1)        6.18%(1)
4.39%(2)                      6.70%(2)        6.18%(2)
                                  FUND       LEHMAN(4)   LIPPER (5)
November-1990                  $10,000         $10,000      $10,000
October-1991                   $10,749         $10,780      $10,697
October-1992                   $11,154         $11,971      $11,028
October-1993                   $11,680         $12,762      $11,743
October-1994                   $11,756         $13,449      $11,647
October-1995                   $12,728         $15,047      $11,887
October-1996                   $14,339         $16,034      $12,868
October-1997                   $15,038         $16,237      $13,484
October-1998                $16,150(3)         $17,807      $14,057

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

 (1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
 (2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
 (3) Closing value assuming a complete redemption on October 31, 1998.
 (4) The Lehman Brothers Mutual Fund Short World Multimarket Index measures the performance of all debt instruments of the United States and 12 Lehman major countries denominated in dollars with maturities of one to five years. The performance of the index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.
 (5) The Lipper Short World Multi-Market Income Funds Average tracks the performance of funds which primarily invest in non U.S. dollar and U.S. dollar debt instruments and, by policy, keep a dollar weighted average maturity of less than 5 years, as reported by Lipper Analytical Services.
 * The maximum contingent deferred sales charge (CDSC) is 3.0%. The CDSC declines to 0% after three years.

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998, CONTINUED

its European investments. We believe this strategy will enable the Fund to better capture currency gains if the U.S. dollar declines.

LOOKING AHEAD

On October 28, 1998, the Board of Directors of Morgan Stanley Dean Witter Global Short-Term Income Fund voted to recommend to shareholders a plan of reorganization whereby the Fund would be merged into Morgan Stanley Dean Witter World Wide Income Trust. This plan is subject to the consent of Morgan Stanley Dean Witter Global Short-Term Income Fund's shareholders at a special meeting scheduled for February, 1999. If the merger is approved, Morgan Stanley Dean Witter Global Short-Term Income Fund's assets would be combined with those of Morgan Stanley Dean Witter World Wide Income Trust. The Fund's shareholders would become shareholders of Morgan Stanley Dean Witter World Wide Income Trust, receiving Class A shares of that fund equal to the value of their holdings in Morgan Stanley Dean Witter Global Short-Term Income Fund.

A proxy statement formally detailing this proposal, including the reasons for the Directors' action, and information concerning Morgan Stanley Dean Witter World Wide Income Trust will be distributed to shareholders of the Fund in December.

In light of the proposed reorganization, the Fund suspended all new sales of its shares after the close of business on October 28, 1998. The Fund will continue to operate until the implementation of the reorganization, if approved by shareholders. In addition, shareholders' rights to redeem any or all of their Fund shares at any time will not be affected by the suspension of new sales. Also, after the close of business on October 28, 1998, the Fund stopped making payments to Morgan Stanley Dean Witter Distributors Inc., the Fund's distributor, according to its Plan of Distribution under Rule 12b-1.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON   MATURITY
 THOUSANDS                                                                                    RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & CORPORATE BONDS (87.3%)
              DENMARK (5.2%)
              GOVERNMENT OBLIGATIONS
 DKK   5,000  Kingdom of Denmark+..........................................................   9.00%   11/15/00  $   870,077
       8,000  Kingdom of Denmark...........................................................   8.00    03/15/06    1,535,026
                                                                                                                -----------

              TOTAL DENMARK...................................................................................    2,405,103
                                                                                                                -----------

              GERMANY (14.0%)
              GOVERNMENT OBLIGATION (11.8%)
  DEM  8,650  German Government Bond+......................................................   5.00    08/20/01    5,441,239
                                                                                                                -----------
              SMALLER BANKS (2.2%)
  GBP    300  Bayerische Hypotheken Bank+..................................................   6.75    12/30/99      502,570
         300  Bayerische VereinsBank+......................................................   7.50    12/27/00      514,079
                                                                                                                -----------
                                                                                                                  1,016,649
                                                                                                                -----------

              TOTAL GERMANY...................................................................................    6,457,888
                                                                                                                -----------

              GREECE (5.9%)
              GOVERNMENT OBLIGATION
 GRD 750,000  Greece Government Bond.......................................................   8.70    04/08/05    2,701,067
                                                                                                                -----------

              ITALY (5.1%)
              GOVERNMENT OBLIGATION
ITL 3,500,000 Italy Treasury Bond..........................................................  10.50    07/15/00    2,375,719
                                                                                                                -----------

              LUXEMBOURG (5.4%)
              EXTRA GOVERNMENTAL INSTITUTIONS - BANKS
 ECU   2,000  European Investment Bank+....................................................   6.00    04/04/01    2,496,864
                                                                                                                -----------

              NEW ZEALAND (5.8%)
              EXTRA GOVERNMENTAL INSTITUTIONS - BANKS
 NZD   5,000  International Bank for Reconstruction & Development+.........................   7.00    09/18/00    2,697,990
                                                                                                                -----------

              NORWAY (2.0%)
              GOVERNMENT OBLIGATION
 NOK   6,000  Norway Government Bond.......................................................   9.50    10/31/02      935,932
                                                                                                                -----------

              SPAIN (8.6%)
              GOVERNMENT OBLIGATION
 ESP 500,000  Spain Treasury Bond+.........................................................  12.25    03/25/00    3,964,746
                                                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON   MATURITY
 THOUSANDS                                                                                    RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
              UNITED KINGDOM (8.4%)
              MAJOR BANKS (2.0%)
  GBP    500  Union Bank of Switzerland....................................................   8.00%   01/08/07  $   908,800
                                                                                                                -----------
              SMALLER BANKS (6.4%)
         900  Halifax PLC+.................................................................   8.375   12/15/99    1,532,448
         750  Lloyds TSB Group PLC+........................................................   8.50    03/29/06    1,442,295
                                                                                                                -----------
                                                                                                                  2,974,743
                                                                                                                -----------

              TOTAL UNITED KINGDOM............................................................................    3,883,543
                                                                                                                -----------

              UNITED STATES (26.9%)
              MAJOR BANKS (3.9%)
 GBP   1,000  Morgan Guaranty Trust Co.+...................................................   7.75    12/30/03    1,769,539
                                                                                                                -----------
              GOVERNMENT AGENCIES & OBLIGATIONS (23.0%)
 NZD   4,500  Federal National Mortgage Assoc.+............................................   7.00    09/26/00    2,426,979
       3,000  Federal National Mortgage Assoc.+............................................   7.25    06/20/02    1,651,700
$      5,000  U.S. Treasury Bond *+........................................................  13.125   05/15/01    6,047,000
         500  U.S. Treasury Note+..........................................................   9.125   05/15/99      512,065
                                                                                                                -----------
                                                                                                                 10,637,744
                                                                                                                -----------

              TOTAL UNITED STATES.............................................................................   12,407,283
                                                                                                                -----------

              TOTAL GOVERNMENT & CORPORATE BONDS
              (IDENTIFIED COST $39,152,649)...................................................................   40,326,135
                                                                                                                -----------

              SHORT-TERM INVESTMENTS (14.7%)
              UNITED STATES
              TIME DEPOSITS (a) (14.3%)
              MAJOR BANKS
 GRD 761,645  Bankers Trust................................................................  11.20    11/05/98    2,710,479
  DEM  2,326  Chase Manhattan Bank.........................................................   3.50    11/05/98    1,407,090
$      2,500  Republic National Bank.......................................................   4.875   11/02/98    2,500,000
                                                                                                                -----------

              TOTAL TIME DEPOSITS
              (IDENTIFIED COST $6,446,140)....................................................................    6,617,569
                                                                                                                -----------

              GOVERNMENT AGENCY (b) (0.4%)
         200  Federal Home Loan Mortgage Corp. (AMORTIZED COST $199,970)...................   5.42    11/02/98      199,970
                                                                                                                -----------

              TOTAL SHORT-TERM INVESTMENTS
              (IDENTIFIED COST $6,646,110)....................................................................    6,817,539
                                                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998, CONTINUED

                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $45,798,759) (c)..........................................................  102.0 % $ 47,143,674

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................   (2.0)      (937,479)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 46,206,195
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
 * The market value of securities pledged to cover margin requirements for open futures contracts is $8,500.
(a)  Subject to withdrawal restrictions until maturity.
(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,460,929 and the aggregate gross unrealized depreciation is $116,014, resulting in net unrealized appreciation of $1,344,915.

FUTURES CONTRACTS OPEN AT OCTOBER 31, 1998:

                                                                     UNDERLYING
                                                                     FACE
 NUMBER OF                DESCRIPTION, DELIVERY MONTH,                AMOUNT     UNREALIZED
 CONTRACTS                          AND YEAR                         AT VALUE       LOSS
---------------------------------------------------------------------------------------------
   10         U.S. Treasury Note December/1998                       $1,146,406    ($6,406)
                                                                     --------    -------
                                                                     --------    -------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998, CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1998:

                                                       UNREALIZED
     CONTRACTS               IN           DELIVERY    APPRECIATION
    TO DELIVER          EXCHANGE FOR        DATE     (DEPRECIATION)
-------------------------------------------------------------------
   GBP    1,200,000     $      1,996,320  11/09/98   $    (12,560)
   GBP      563,000     $        959,071  11/16/98         16,939
   NZD    3,200,000     $      1,574,400  11/30/98       (119,723)
   NZD    6,200,000     $      3,300,136  12/02/98         17,608
   DEM    1,966,000     $      1,204,841  12/03/98         13,673
   GBP    1,100,000     $      1,839,200  12/07/98            425
   NOK    6,800,000     $        917,060  12/07/98        (11,056)
   GBP    1,090,000     $      1,822,306  12/08/98            327
   NZD    2,100,000     $      1,105,629  12/09/98         (6,391)
   NZD      900,000     $        473,850  12/09/98         (2,730)
  $       1,204,275      CHF   1,600,000  12/15/98        (15,032)
   DEM    4,543,000     $      2,759,438  12/15/98          5,303
                                                     --------------
      Net unrealized depreciation..................  $   (113,217)
                                                     --------------
                                                     --------------

CURRENCY ABBREVIATIONS:

GBP        British Pound.
DKK        Danish Krone.
DEM        German Deutschemark.
GRD        Greek Drachma.
ITL        Italian Lira.
ECU        European Currency Unit.
NZD        New Zealand Dollar.
NOK        Norwegian Krone.
ESP        Spanish Peseta.
CHF        Swiss Franc.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
Investments in securities, at value
  (identified cost $45,798,759)................................................................  $47,143,674
Unrealized appreciation on open forward foreign currency contracts.............................       54,275
Cash...........................................................................................       14,833
Receivable for:
    Interest...................................................................................    1,525,971
    Compensated forward foreign currency contracts.............................................       15,251
Prepaid expenses and other assets..............................................................       36,383
                                                                                                 -----------

     TOTAL ASSETS..............................................................................   48,790,387
                                                                                                 -----------

LIABILITIES:
Unrealized depreciation on open forward foreign currency contracts.............................      167,492
Payable for:
    Investments purchased......................................................................    1,270,988
    Capital stock repurchased..................................................................      474,839
    Compensated forward foreign currency contracts.............................................      463,264
    Plan of distribution fee...................................................................       28,296
    Investment management fee..................................................................       22,890
    Dividends to shareholders..................................................................       22,589
    Variation margin...........................................................................        6,875
Accrued expenses and other payables............................................................      126,959
                                                                                                 -----------

     TOTAL LIABILITIES.........................................................................    2,584,192
                                                                                                 -----------

     NET ASSETS................................................................................  $46,206,195
                                                                                                 -----------
                                                                                                 -----------

COMPOSITION OF NET ASSETS:
Paid-in-capital................................................................................  $52,292,963
Net unrealized appreciation....................................................................    1,229,765
Accumulated undistributed net investment income................................................       54,408
Accumulated net realized loss..................................................................   (7,370,941)
                                                                                                 -----------

     NET ASSETS................................................................................  $46,206,195
                                                                                                 -----------
                                                                                                 -----------

NET ASSET VALUE PER SHARE,
  5,158,582 SHARES OUTSTANDING (500,000,000 SHARES AUTHORIZED OF $.01 PAR VALUE)...............        $8.96
                                                                                                 -----------
                                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998

NET INVESTMENT INCOME:

INTEREST INCOME.................................................................................  $4,142,260
                                                                                                  ----------

EXPENSES
Plan of distribution fee........................................................................     393,364
Investment management fee.......................................................................     290,606
Professional fees...............................................................................      72,079
Transfer agent fees and expenses................................................................      71,658
Registration fees...............................................................................      48,696
Shareholder reports and notices.................................................................      47,054
Custodian fees..................................................................................      20,725
Directors' fees and expenses....................................................................      16,490
Other...........................................................................................      11,252
                                                                                                  ----------

     TOTAL EXPENSES.............................................................................     971,924
                                                                                                  ----------

     NET INVESTMENT INCOME......................................................................   3,170,336
                                                                                                  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments.................................................................................    (271,026)
    Futures contracts...........................................................................     242,948
    Foreign exchange transactions...............................................................    (504,636)
                                                                                                  ----------

     NET LOSS...................................................................................    (532,714)
                                                                                                  ----------
Net change in unrealized appreciation/depreciation on:
    Investments.................................................................................     937,504
    Futures contracts...........................................................................      (6,406)
    Translation of forward foreign currency contracts, other assets and liabilities denominated
      in foreign currencies.....................................................................     (72,298)
                                                                                                  ----------

     NET APPRECIATION...........................................................................     858,800
                                                                                                  ----------

     NET GAIN...................................................................................     326,086
                                                                                                  ----------

NET INCREASE....................................................................................  $3,496,422
                                                                                                  ----------
                                                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE YEAR        FOR THE YEAR
                                                                                             ENDED               ENDED
                                                                                       OCTOBER 31, 1998    OCTOBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................................................     $ 3,170,336         $ 4,132,653
Net realized loss....................................................................        (532,714)            (14,226)
Net change in unrealized appreciation................................................         858,800            (939,280)
                                                                                       -----------------   -----------------

     NET INCREASE....................................................................       3,496,422           3,179,147

Dividends from net investment income.................................................      (3,004,055)         (8,518,932)
Net decrease from capital stock transactions.........................................     (15,663,860)        (13,908,008)
                                                                                       -----------------   -----------------

     NET DECREASE....................................................................     (15,171,493)        (19,247,793)

NET ASSETS:
Beginning of period..................................................................      61,377,688          80,625,481
                                                                                       -----------------   -----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $54,408 AND DIVIDENDS IN EXCESS
    OF NET INVESTMENT INCOME OF $453,928, RESPECTIVELY)..............................     $46,206,195         $61,377,688
                                                                                       -----------------   -----------------
                                                                                       -----------------   -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. (the "Fund"), formerly Dean Witter Global Short-Term Income Fund Inc., is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to achieve as high a level of current income as is consistent with prudent investment risk. The Fund was incorporated in Maryland on August 2, 1990 and commenced operations on November 1, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures contracts are valued at the latest sale price on the commodities exchange on which they trade unless the Directors determine that such price does not reflect their market value, in which case they will be valued at fair value as determined by the Directors; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. PLAN OF REORGANIZATION

On October 29, 1998, the Board of Directors of the Fund and the Trustees of Morgan Stanley Dean Witter World Wide Income Trust ("World Wide Income") approved a reorganization plan ("the Plan") whereby the Fund would be merged into World Wide Income. The Plan is subject to the consent of the Fund's shareholders. If approved, the assets of the Fund would be combined with the assets of World Wide Income and shareholders of the Fund would become Class A shareholders of World Wide Income, receiving Class A shares of World Wide Income equal to the value of their holdings in the Fund. In connection with the proposed merger, the Directors agreed to suspend the sale of the Fund's shares, excluding the reinvestment of dividends by shareholders who had elected that option, effective October 29, 1998. As a result of this suspension, the Directors also determined that the payment of the plan of distribution fees would be terminated.

3. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.55% to the portion of the daily net assets not exceeding $500 million and 0.50% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gains distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. As discussed in Note 2, effective October 29, 1998 in connection with the proposed reorganization, the Fund ceased making payments under the Plan. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the plan to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $7,825,403 at October 31, 1998. The Directors have determined that the Fund would not be liable for such excess amounts.

The Distributor has informed the Fund that for the year ended October 31, 1998, it received $18,201 in contingent deferred sales charges from certain redemptions of the Fund's shares.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $157,970,692 and $163,514,372, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $71,961,197 and $78,972,165, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1998 included in Directors' fees and expenses in the Statement of Operations amounted to $2,945. At October 31, 1998, the Fund had an accrued pension liability of $46,578 which is included in accrued expenses in the Statement of Assets and Liabilities.

6. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                         OCTOBER 31, 1998              OCTOBER 31, 1997
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   12,910,301   $  112,839,530    18,695,388   $166,394,203
Reinvestment of dividends........................................      205,482        1,790,295       566,141      5,089,726
                                                                   -----------   --------------   -----------   ------------
                                                                    13,115,783      114,629,825    19,261,529    171,483,929
Repurchased......................................................  (14,918,238)    (130,293,685)  (20,837,578)  (185,391,937)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................   (1,802,455)  $  (15,663,860)   (1,576,049)  $(13,908,008)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

7. FEDERAL INCOME TAX STATUS

At October 31, 1998, the Fund had a net capital loss carryover of approximately $7,416,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

                AMOUNTS IN THOUSANDS
-----------------------------------------------------
  2001       2002       2003       2005       2006
---------  ---------  ---------  ---------  ---------
$     741  $   4,853  $   1,162  $     214  $     446
---------  ---------  ---------  ---------  ---------
---------  ---------  ---------  ---------  ---------

As of October 31, 1998, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts and permanent book/tax differencees attributable to foreign currency gains. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and accumulated undistributed net invesment income was credited $342,055.

8. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into forward written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1998, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.

At October 31, 1998, the Fund held a concentration of investments in securities of issuers in the banking industry representing 40.0% of the Fund's net assets.

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                      FOR THE YEAR ENDED OCTOBER 31
                   -------------------------------------------------------------------
                      1998         1997         1996          1995           1994
--------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period..........    $    8.82    $    9.44    $    8.89     $     8.73     $     9.23
                   -----------  -----------  -----------         ------         ------

Net investment
 income..........         0.51         0.52         0.61           0.54           0.72
Net realized and
 unrealized gain
 (loss)..........         0.13        (0.08)        0.48           0.16          (0.66)
                   -----------  -----------  -----------         ------         ------

Total from
 investment
 operations......         0.64         0.44         1.09           0.70           0.06
                   -----------  -----------  -----------         ------         ------

Less dividends
 and
 distributions
 from:
   Net investment
   income........        (0.50)       (1.06)       (0.54)         (0.44)         (0.13)
   Paid-in-capital...     --        --           --               (0.10)         (0.43)
                   -----------  -----------  -----------         ------         ------

Total dividends
 and
 distributions...        (0.50)       (1.06)       (0.54)         (0.54)         (0.56)
                   -----------  -----------  -----------         ------         ------

Net asset value,
 end of period...    $    8.96    $    8.82    $    9.44     $     8.89     $     8.73
                   -----------  -----------  -----------         ------         ------
                   -----------  -----------  -----------         ------         ------

TOTAL INVESTMENT
RETURN+..........         7.39%        4.88%       12.66%          8.27%          0.65%

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........         1.84%        1.79%        1.66%          1.68%          1.63%

Net investment
 income..........         6.00%        5.85%        6.57%          6.17%          6.35%

SUPPLEMENTAL DATA:
Net assets, end
 of period, in
 thousands.......      $46,206      $61,378      $80,625       $106,939       $170,117

Portfolio
 turnover rate...          356%         264%         138%           188%           123%

---------------------

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM
INCOME FUND INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. (the "Fund"), formerly Dean Witter Global Short-Term Income Fund Inc., at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As described in Note 2 to the financial statements, the Board of Directors of the Fund approved a reorganization plan, subject to shareholder approval, whereby the Fund will be merged into Morgan Stanley Dean Witter World Wide Income Trust.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
NOVEMBER 20, 1998

DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Anne Pickrell
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.







MORGAN STANLEY
DEAN WITTER
GLOBAL SHORT-TERM
INCOME FUND




[GRAPHIC]




ANNUAL REPORT
OCTOBER 31, 1998

               MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION

    This Statement of Additional Information relates to the shares of Morgan Stanley Dean Witter World Wide Income Trust ("World Wide") to be issued pursuant to an Agreement and Plan of Reorganization, dated October 28, 1998, between World Wide and Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), in connection with the acquisition by World Wide of substantially all of the assets, subject to stated liabilities, of Global Short-Term. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated December
  , 1998. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to World Wide at Two World Trade Center, New York, New York 10048 or by calling Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.

   THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS DECEMBER   , 1998.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INTRODUCTION..............................................................  B-3

ADDITIONAL INFORMATION ABOUT WORLD WIDE...................................  B-3

FINANCIAL STATEMENTS......................................................  B-4

                                  INTRODUCTION

    This Statement of Additional Information is intended to supplement the
information provided in the Proxy Statement and Prospectus dated December   ,
1998 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Global Short-Term shareholders in connection with the solicitation of proxies by the Board of Directors of Global Short-Term to be voted at the Special Meeting of Shareholders of Global Short-Term to be held on February 24, 1999. This Statement of Additional Information incorporates by reference the Statement of Additional Information of World Wide dated February 6, 1998 and the Statement of Additional Information of Global Short-Term dated February 10, 1998.

                    ADDITIONAL INFORMATION ABOUT WORLD WIDE

INVESTMENT OBJECTIVES AND POLICIES

    For additional information about World Wide's investment objectives and policies, see "Investment Practices and Policies" and "Investment Restrictions" in World Wide's Statement of Additional Information.

MANAGEMENT

    For additional information about the Board of Trustees, officers and management personnel of World Wide, see "The Fund and its Management" and "Trustees and Officers" in World Wide's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

    For additional information about World Wide's investment manager, see "The Fund and its Management" in World Wide's Statement of Additional Information. For additional information about World Wide's independent auditors, see "Independent Accountants" in World Wide's Statement of Additional Information. For additional information about other services provided to World Wide, see "Custodian and Transfer Agent" and "Shareholder Services" in World Wide's Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

    For additional information about brokerage allocation practices, see "Portfolio Transactions and Brokerage" in World Wide's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

    For additional information about the voting rights and other characteristics of the shares of World Wide, see "Description of Shares" in World Wide's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

    For additional information about the purchase and redemption of World Wide's shares and the determination of net asset value, see "Purchase of Fund Shares," "Redemptions and Repurchases," "Financial Statements -- October 31, Global Short-Term" and "Shareholder Services" in World Wide's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

    For additional information about World Wide's policies regarding dividends and distributions and tax matters affecting World Wide and its shareholders, see "Dividends, Distributions and Taxes" in World Wide's Statement of Additional Information.

DISTRIBUTION OF SHARES

    For additional information about World Wide's distributor and the distribution agreement between World Wide and its distributor, see "Purchase of Fund Shares" in World Wide's Statement of Additional Information.

PERFORMANCE DATA

    For additional information about World Wide's performance data, see "Performance Information" in World Wide's Statement of Additional Information.

                              FINANCIAL STATEMENTS

    World Wide's most recent audited financial statements are set forth in World Wide's Annual Report for the fiscal year ended October 31, 1998, a copy of which is incorporated by reference in the Proxy Statement and Prospectus. Global Short-Term's most recent audited financial statements are set forth in Global Short-Term's Annual Report for the fiscal year ended October 31, 1998, which is incorporated by reference to the Proxy Statement and Prospectus.

               MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 1998

                                  (UNAUDITED)

                                                           MORGAN STANLEY             MORGAN STANLEY
                                                            DEAN WITTER                 DEAN WITTER
                                                             WORLD WIDE              GLOBAL SHORT-TERM
                                                            INCOME TRUST             INCOME FUND INC.            COMBINED
                                                     --------------------------  -------------------------  ------------------
                                                       PRINCIPAL                   PRINCIPAL                    PRINCIPAL
                              COUPON     MATURITY      AMOUNT IN                   AMOUNT IN                    AMOUNT IN
                               RATE        DATE        THOUSANDS       VALUE       THOUSANDS      VALUE         THOUSANDS
                             ---------  -----------  --------------  ----------  -------------  ----------  ------------------
GOVERNMENT & CORPORATE BONDS (95.3%)
DENMARK (4.8%)
GOVERNMENT OBLIGATIONS
Kingdom of Denmark               9.00%   11/15/00          --            --        DKK   5,000  $  870,077+    DKK    5,000
Kingdom of Denmark               8.00    03/15/06          --            --              8,000   1,535,026            8,000
Realkredit Denmark               6.00    10/01/29      DKK   25,000  $3,809,569+      --            --               25,000
                                                                     ----------                 ----------
TOTAL DENMARK                                                         3,809,569                  2,405,103
                                                                     ----------                 ----------

GERMANY (5.0%)
GOVERNMENT OBLIGATION
 (4.2%)
German Government Bond           5.00    08/20/01          --            --        DEM   8,650   5,441,239+    DEM    8,650
                                                                     ----------                 ----------
SMALLER BANKS (0.8%)
Bayerische Hypotheken Bank       6.75    12/30/99          --            --        GBP     300     502,570+    GBP      300
Bayerische VereinsBank           7.50    12/27/00          --            --                300     514,079+             300
                                                                     ----------                 ----------
                                                                         --                      1,016,649
                                                                     ----------                 ----------
TOTAL GERMANY                                                            --                      6,457,888
                                                                     ----------                 ----------

GREECE (5.5%)
GOVERNMENT OBLIGATION
Greece Government Bond           8.70    04/08/05     GRD 1,250,000   4,501,779+   GRD 750,000   2,701,067    GRD 2,000,000
                                                                     ----------                 ----------

ITALY (5.1%)
GOVERNMENT OBLIGATION
Italy Treasury Bond             10.50    07/15/00    ITL  6,250,000   4,242,355+ ITL 3,500,000   2,375,719   ITL  9,750,000
                                                                     ----------                 ----------

LUXEMBOURG (1.9%)
EXTRA GOVERNMENTAL
 INSTITUTIONS -- BANKS
European Investment Bank         6.00    04/04/01          --            --        ECU   2,000   2,496,864+    ECU    2,000
                                                                     ----------                 ----------

NEW ZEALAND (3.5%)
EXTRA GOVERNMENTAL
 INSTITUTIONS -- BANKS
International Bank for
 Reconstruction &
 Development                     7.00    09/18/00      NZD    3,500   1,888,593+   NZD   5,000   2,697,990+    NZD    8,500
                                                                     ----------                 ----------

NORWAY (2.4%)
GOVERNMENT OBLIGATION
Norway Government Bond           9.50    10/31/02      NOK   14,000   2,183,841    NOK   6,000     935,932     NOK   20,000
                                                                     ----------                 ----------

SPAIN (7.0%)
GOVERNMENT OBLIGATION
Spain Treasury Bond             12.25    03/25/00     ESP   650,000   5,154,170+  ESP  500,000   3,964,746+  ESP  1,150,000
                                                                     ----------                 ----------

UNITED KINGDOM (10.1%)
MAJOR BANKS (2.8%)
Union Bank of Switzerland        8.00    01/08/07     GBP     1,500   2,726,399+   GBP     500     908,800    GBP     2,000
                                                                     ----------                 ----------

SMALLER BANKS (7.3%)
Alliance & Leicester PLC         8.75    12/07/06             1,000   1,900,948+      --            --                1,000
Halifax PLC                      9.375   05/15/21             1,000   2,214,636+      --            --                1,000
Halifax PLC                      8.375   12/15/99          --            --                900   1,532,448+             900
Lloyds TSB Group PLC             8.50    03/29/06             1,250   2,403,826+           750   1,442,295+           2,000
                                                                     ----------                 ----------
                                                                      6,519,410                  2,974,743
                                                                     ----------                 ----------
TOTAL UNITED KINGDOM                                                  9,245,809                  3,883,543
                                                                     ----------                 ----------


                                VALUE
                             -----------
GOVERNMENT & CORPORATE BOND
DENMARK (4.8%)
GOVERNMENT OBLIGATIONS
Kingdom of Denmark           $   870,077
Kingdom of Denmark             1,535,026
Realkredit Denmark             3,809,569
                             -----------
TOTAL DENMARK                  6,214,672
                             -----------
GERMANY (5.0%)
GOVERNMENT OBLIGATION
 (4.2%)
German Government Bond         5,441,239
                             -----------
SMALLER BANKS (0.8%)
Bayerische Hypotheken Bank       502,570
Bayerische VereinsBank           514,079
                             -----------
                               1,016,649
                             -----------
TOTAL GERMANY                  6,457,888
                             -----------
GREECE (5.5%)
GOVERNMENT OBLIGATION
Greece Government Bond         7,202,846
                             -----------
ITALY (5.1%)
GOVERNMENT OBLIGATION
Italy Treasury Bond            6,618,074
                             -----------
LUXEMBOURG (1.9%)
EXTRA GOVERNMENTAL
 INSTITUTIONS -- BANKS
European Investment Bank       2,496,864
                             -----------
NEW ZEALAND (3.5%)
EXTRA GOVERNMENTAL
 INSTITUTIONS -- BANKS
International Bank for
 Reconstruction &
 Development                   4,586,583
                             -----------
NORWAY (2.4%)
GOVERNMENT OBLIGATION
Norway Government Bond         3,119,773
                             -----------
SPAIN (7.0%)
GOVERNMENT OBLIGATION
Spain Treasury Bond            9,118,916
                             -----------
UNITED KINGDOM (10.1%)
MAJOR BANKS (2.8%)
Union Bank of Switzerland      3,635,199
                             -----------
SMALLER BANKS (7.3%)
Alliance & Leicester PLC       1,900,948
Halifax PLC                    2,214,636
Halifax PLC                    1,532,448
Lloyds TSB Group PLC           3,846,121
                             -----------
                               9,494,153
                             -----------
TOTAL UNITED KINGDOM          13,129,352
                             -----------

                  See Notes to Pro Forma Financial Statements

               MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 1998

                                  (UNAUDITED)

                                                           MORGAN STANLEY             MORGAN STANLEY
                                                            DEAN WITTER                 DEAN WITTER
                                                             WORLD WIDE              GLOBAL SHORT-TERM
                                                            INCOME TRUST             INCOME FUND INC.            COMBINED
                                                     --------------------------  -------------------------  ------------------
                                                       PRINCIPAL                   PRINCIPAL                    PRINCIPAL
                              COUPON     MATURITY      AMOUNT IN                   AMOUNT IN                    AMOUNT IN
                               RATE        DATE        THOUSANDS       VALUE       THOUSANDS      VALUE         THOUSANDS
                             ---------  -----------  --------------  ----------  -------------  ----------  ------------------
UNITED STATES (50.0%)
MAJOR BANKS (2.7%)
Morgan Guaranty Trust Co.        7.75%   12/30/03     GBP     1,000  $1,769,539+  GBP    1,000  $1,769,539+   GBP     2,000
                                                                     ----------                 ----------
GOVERNMENT AGENCIES & OBLIGATIONS
 (47.3%)
Federal National Mortgage
 Assoc.                          7.00    09/26/00      NZD    7,700   4,152,831+   NZD   4,500   2,426,979+    NZD   12,200
Federal National Mortgage
 Assoc.                          7.25    06/20/02             9,600   5,285,441+         3,000   1,651,700+          12,600
Federal National Mortgage
 Assoc.                          6.00    10/01/28    $        3,064   3,026,085       --            --       $        3,064
Federal National Mortgage
 Assoc.                          6.00    10/01/28             1,986   1,960,786       --            --                1,986
Federal National Mortgage
 Assoc.                          5.50       **               10,000   9,628,125       --            --               10,000
U.S. Treasury Bond*             13.125   05/15/01             8,750  10,582,250  $       5,000   6,047,000+          13,750
U.S. Treasury Bond               7.25    05/15/16             5,000   6,075,550+      --            --                5,000
U.S. Treasury Bond Strip         0.00    11/15/09            10,000   5,674,200       --            --               10,000
U.S. Treasury Note               9.125   05/15/99             4,500   4,608,584+           500     512,065+           5,000
                                                                     ----------                 ----------
                                                                     50,993,852                 10,637,744
                                                                     ----------                 ----------
TOTAL UNITED STATES                                                  52,763,391                 12,407,283
                                                                     ----------                 ----------
TOTAL GOVERNMENT &
CORPORATE BONDS
(IDENTIFIED COST $85,102,654,
 $39,152,649 AND $124,255,303,
 RESPECTIVELY)                                                       83,789,507                 40,326,135
                                                                     ----------                 ----------
SHORT-TERM INVESTMENTS (12.2%)
UNITED STATES
TIME DEPOSITS (A) (8.5%)
MAJOR BANKS
Bankers Trust                   11.20    11/05/98     GRD 1,269,408   4,517,465    GRD 761,645   2,710,479    GRD 2,031,053
Chase Manhattan Bank             3.50    11/05/98          --            --        DEM   2,326   1,407,090     DEM    2,326
Republic National Bank           4.875   11/02/98          --            --      $       2,500   2,500,000   $        2,500
                                                                     ----------                 ----------
TOTAL TIME DEPOSITS
(IDENTIFIED COST $4,285,528,
 $6,446,140 AND $10,731,668,
 RESPECTIVELY.)                                                       4,517,465                  6,617,569
                                                                     ----------                 ----------
GOVERNMENT AGENCY (B) (3.7%)
Federal Home Loan Mortgage
 Corp.
 (AMORTIZED COST
 $4,599,308, $199,970 AND
 $4,799,278, RESPECTIVELY.)      5.42    11/02/98    $        4,600   4,599,308            200     199,970            4,800
                                                                     ----------                 ----------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $8,884,836, $6,646,110 AND
 $15,530,946, RESPECTIVELY.)                                          9,116,773                  6,817,539
                                                                     ----------                 ----------
TOTAL INVESTMENTS
(IDENTIFIED COST $93,987,490, $45,798,759 AND
 $139,786,249, RESPECTIVELY.) (C)                                    92,906,280                 47,143,674              107.5%
LIABILITIES IN EXCESS OF CASH AND
OTHER ASSETS                                                         (8,828,097)                  (937,479)              (7.5)
                                                                     ----------                 ----------  ------------------
NET ASSETS                                                           $84,078,183                $46,206,195             100.0%
                                                                     ----------                 ----------  ------------------
                                                                     ----------                 ----------  ------------------


                                VALUE
                             -----------
UNITED STATES (50.0%)
MAJOR BANKS (2.7%)
Morgan Guaranty Trust Co.    $ 3,539,078
                             -----------

GOVERNMENT AGENCIES & OBLIG
 (47.3%)
Federal National Mortgage
 Assoc.                        6,579,810
Federal National Mortgage
 Assoc.                        6,937,141
Federal National Mortgage
 Assoc.                        3,026,085
Federal National Mortgage
 Assoc.                        1,960,786
Federal National Mortgage
 Assoc.                        9,628,125
U.S. Treasury Bond*           16,629,250
U.S. Treasury Bond             6,075,550
U.S. Treasury Bond Strip       5,674,200
U.S. Treasury Note             5,120,649
                             -----------
                              61,631,596
                             -----------
TOTAL UNITED STATES           65,170,674
                             -----------
TOTAL GOVERNMENT &
CORPORATE BONDS

(IDENTIFIED COST $85,102,65
 $39,152,649 AND $124,255,3
 RESPECTIVELY)               124,115,642
                             -----------
SHORT-TERM INVESTMENTS (12.
UNITED STATES
TIME DEPOSITS (A) (8.5%)
MAJOR BANKS
Bankers Trust                  7,227,944
Chase Manhattan Bank           1,407,090
Republic National Bank         2,500,000
                             -----------
TOTAL TIME DEPOSITS
(IDENTIFIED COST $4,285,528
 $6,446,140 AND $10,731,668
 RESPECTIVELY.)               11,135,034
                             -----------
GOVERNMENT AGENCY (B) (3.7%
Federal Home Loan Mortgage
 Corp.
 (AMORTIZED COST
 $4,599,308, $199,970 AND
 $4,799,278, RESPECTIVELY.)    4,799,278
                             -----------
TOTAL SHORT-TERM INVESTMENT

(IDENTIFIED COST $8,884,836
 $15,530,946, RESPECTIVELY.   15,934,312
                             -----------
TOTAL INVESTMENTS

(IDENTIFIED COST $93,987,49
 $139,786,249, RESPECTIVELY  140,049,954

LIABILITIES IN EXCESS OF CA
OTHER ASSETS                  (9,765,576)
                             -----------
NET ASSETS                   $130,284,378
                             -----------
                             -----------

----------------------------------
Note: Percentages indicated parenthetically represent the percentage of net assets of the combined Fund.

 +     Some or all of these securities are segregated in connection with open forward foreign currency contracts.

 * The market value of securities pledged to cover margin requirements for open futures contracts is $76,500, $8,500 and $85,000, respectively.

** Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

(a)    Subject to withdrawal restrictions until maturity.

(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

                  See Notes to Pro Forma Financial Statements

               MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 1998

                                  (UNAUDITED)

(c) The aggregate cost for federal income tax purposes approximates identified cost.

                                                                                                          NET
                                                                            GROSS         GROSS       UNREALIZED
                                                                          UNREALIZED    UNREALIZED   APPRECIATION/
                                                                         APPRECIATION  DEPRECIATION  (DEPRECIATION)
                                                                         ------------  ------------  -------------
Morgan Stanley Dean Witter World Wide Income Trust.....................   $1,638,802    $2,720,012    ($1,081,210)
                                                                         ------------  ------------  -------------
                                                                         ------------  ------------  -------------
Morgan Stanley Dean Witter Global Short-Term Income Fund Inc...........   $1,460,929    $  116,014    $ 1,344,915
                                                                         ------------  ------------  -------------
                                                                         ------------  ------------  -------------
Combined...............................................................   $3,099,731    $2,836,026    $   263,705
                                                                         ------------  ------------  -------------
                                                                         ------------  ------------  -------------

FUTURES CONTRACTS OPEN AT OCTOBER 31, 1998:

                            MORGAN STANLEY DEAN                   MORGAN STANLEY DEAN
                                   WITTER                               WITTER
                                 WORLD WIDE                        GLOBAL SHORT-TERM
                                INCOME TRUST                          INCOME FUND                             COMBINED
DESCRIPTION,              ------------------------              -----------------------               ------------------------
DELIVERY                  UNDERLYING                  NUMBER    UNDERLYING                            UNDERLYING
MONTH AND      NUMBER OF  FACE AMOUNT  UNREALIZED       OF      FACE AMOUNT  UNREALIZED   NUMBER OF   FACE AMOUNT  UNREALIZED
YEAR           CONTRACTS   AT VALUE       LOSS       CONTRACTS   AT VALUE       LOSS      CONTRACTS    AT VALUE       LOSS
-------------  ---------  -----------  -----------   --------   -----------  ----------   ---------   -----------  -----------
U.S. Treasury
 Note
December/1998     90      $10,317,656  ($  57,656)      10      $1,146,406     ($6,406)      100      $11,464,062    ($64,062)
                          -----------  -----------              -----------  ----------               -----------  -----------
                          -----------  -----------              -----------  ----------               -----------  -----------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1998:

                           MORGAN STANLEY DEAN WITTER                     MORGAN STANLEY DEAN WITTER
                                   WORLD WIDE                                 GLOBAL SHORT-TERM
                                  INCOME TRUST                                   INCOME FUND
                         ------------------------------                  ----------------------------
                               IN          UNREALIZED                         IN         UNREALIZED
DELIVERY  CONTRACTS TO      EXCHANGE      APPRECIATION    CONTRACTS TO     EXCHANGE     APPRECIATION    CONTRACTS TO
  DATE       DELIVER          FOR        (DEPRECIATION)      DELIVER         FOR       (DEPRECIATION)      DELIVER
--------  -------------  --------------  --------------   -------------  ------------  --------------   -------------
11/09/98  GBP 1,900,000  $    3,160,840       ($19,887)   GBP 1,200,000  $  1,996,320       ($12,560)   GBP 3,100,000
11/16/98  GBP 1,690,000  $    2,878,915         50,846     GBP  563,000  $    959,071         16,939    GBP 2,253,000
11/30/98  NZD 4,300,000  $    2,115,600       (160,877)   NZD 3,200,000  $  1,574,400       (119,723)   NZD 7,500,000
12/02/98  NZD 9,320,000  $    4,960,850         26,469    NZD 6,200,000  $  3,300,136         17,608    NZD 15,520,000
12/03/98             --              --             --     DEM1,966,000  $  1,204,841         13,673    DEM 1,966,000
12/07/98  GBP 1,900,000  $    3,176,800            735    GBP 1,100,000  $  1,839,200            425    GBP 3,000,000
12/07/98  NOK15,870,000  $    2,140,256        (25,804)   NOK 6,800,000  $    917,060        (11,056)   NOK 22,670,000
12/08/98  GBP 1,095,000  $    1,830,665            328    GBP 1,090,000  $  1,822,306            327    GBP 2,185,000
12/09/98  NZD 7,400,000  $    3,896,063        (22,483)   NZD 3,000,000  $  1,579,479         (9,121)   NZD 10,400,000
12/15/98             --              --             --     DEM4,543,000  $  2,759,438          5,303    DEM 4,543,000
12/15/98  $   4,252,597  CHF  5,650,000        (53,081)   $   1,204,275  CHF1,600,000        (15,032)   $   5,456,872
12/21/98  $   2,510,202  ATS 28,725,000        (34,351)              --            --             --    $   2,510,202
12/21/98  $   5,251,318  BEF 177,114,000       (69,718)              --            --             --    $   5,251,318
12/21/98  $   4,017,346  NLG  7,365,000        (58,279)              --            --             --    $   4,017,346
                                         --------------                                --------------
      Net unrealized depreciation......      ($366,102)                                    ($113,217)
                                         --------------                                --------------
                                         --------------                                --------------


                     COMBINED
          ------------------------------
                IN          UNREALIZED
DELIVERY     EXCHANGE      APPRECIATION
  DATE         FOR        (DEPRECIATION)
--------  --------------  --------------
11/09/98  $    5,157,160       ($32,447)
11/16/98  $    3,837,986         67,785
11/30/98  $    3,690,000       (280,600)
12/02/98  $    8,260,986         44,077
12/03/98  $    1,204,841         13,673
12/07/98  $    5,016,000          1,160
12/07/98  $    3,057,316        (36,860)
12/08/98  $    3,652,971            655
12/09/98  $    5,475,542        (31,604)
12/15/98  $    2,759,438          5,303
12/15/98  CHF  7,250,000        (68,113)
12/21/98  ATS 28,725,000        (34,351)
12/21/98  BEF 177,114,000       (69,718)
12/21/98   NLG 7,365,000        (58,279)
                          --------------
      Ne                      ($479,319)
                          --------------
                          --------------

CURRENCY ABBREVIATIONS:

ATS  Austrian Schilling.
BEF  Belgian Franc.
GBP  British Pound.
DKK  Danish Krone.
NLG  Dutch Guilder.
DEM  German Deutschemark.
GRD  Greek Drachma.
ITL  Italian Lira.
ECU  European Currency Unit.
NZD  New Zealand Dollar.
NOK  Norwegian Krone.
ESP  Spanish Peseta.
CHF  Swiss Franc.

                  See Notes to Pro Forma Financial Statements

               MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

                         PRO FORMA FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                          OCTOBER 31, 1998 (UNAUDITED)

                                                     MORGAN STANLEY
                                 MORGAN STANLEY        DEAN WITTER
                                DEAN WITTER WORLD   GLOBAL SHORT-TERM     PRO FORMA
                                WIDE INCOME TRUST   INCOME FUND INC.     ADJUSTMENTS         COMBINED
                                -----------------   -----------------   --------------     -------------
ASSETS:
Investments in securities, at
  value (identified cost
  $93,987,490, $45,798,759 and
  $139,786,249,
  respectively)...............     $ 92,906,280        $ 47,143,674         --             $ 140,049,954
Unrealized appreciation on
  open forward foreign
  currency contracts..........           78,378              54,275         --                   132,653
Cash..........................           25,127              14,833         --                    39,960
Receivable for:
    Interest..................        2,378,220           1,525,971         --                 3,904,191
    Compensated forward
      foreign currency
      contracts...............           57,855              15,251         --                    73,106
    Capital stock sold........           38,038           --                --                    38,038
Prepaid expenses and other
  assets......................           47,874              36,383         --                    84,257
                                -----------------   -----------------      -------         -------------
    TOTAL ASSETS..............       95,531,772          48,790,387         --               144,322,159
                                -----------------   -----------------      -------         -------------

LIABILITIES:
Unrealized depreciation on
  open forward foreign
  currency contracts..........          444,480             167,492         --                   611,972
Payable for:
    Investments purchased.....        9,810,556           1,270,988         --                11,081,544
    Compensated forward
      foreign currency
      contracts...............          825,767             463,264         --                 1,289,031
    Capital stock
      repurchased.............           63,346             474,839         --                   538,185
    Variation margin..........           61,875               6,875         --                    68,750
    Plan of distribution
      fee.....................           60,387              28,296         --                    88,683
    Investment management
      fee.....................           54,454              22,890         --                    77,344
    Dividends to
      shareholders............        --                     22,589         --                    22,589
Accrued expenses and other
  payables....................          132,724             126,959         --                   259,683
                                -----------------   -----------------      -------         -------------
    TOTAL LIABILITIES.........       11,453,589           2,584,192         --                14,037,781
                                -----------------   -----------------      -------         -------------

    NET ASSETS................     $ 84,078,183        $ 46,206,195         --             $ 130,284,378
                                -----------------   -----------------      -------         -------------
                                -----------------   -----------------      -------         -------------
COMPOSITION OF NET ASSETS:
Paid-in-capital...............     $ 88,543,404        $ 52,292,963         --             $ 140,836,367
Net unrealized depreciation...       (1,476,283)          1,229,765         --                  (246,518)
Dividends in excess of net
  investment income...........         (701,427)           (287,647)        --                  (989,074)
Accumulated net realized
  loss........................       (2,287,511)         (7,028,886)        --                (9,316,397)
                                -----------------   -----------------      -------         -------------
    NET ASSETS................     $ 84,078,183        $ 46,206,195         --             $ 130,284,378
                                -----------------   -----------------      -------         -------------
                                -----------------   -----------------      -------         -------------

CLASS A SHARES:
Net Assets....................       $1,227,088        $ 46,206,195         --               $47,433,283
Shares Outstanding (UNLIMITED
  AUTHORIZED, 500,000,000
  AUTHORIZED AND UNLIMITED
  AUTHORIZED, RESPECTIVELY,
  $.01 PAR VALUE).............          134,755           5,158,582        (86,552)(1)         5,206,785
    NET ASSET VALUE PER
      SHARE...................            $9.11               $8.96         --                     $9.11
                                          -----               -----                                -----
                                          -----               -----                                -----
    MAXIMUM OFFERING PRICE PER
      SHARE,
      (NET ASSET VALUE PLUS
      4.44% OF NET ASSET
      VALUE)..................            $9.51           --                --                     $9.51
                                                                  -
                                                                  -
                                          -----                                                    -----
                                          -----                                                    -----
CLASS B SHARES:
Net Assets....................     $ 81,610,993           --                --               $81,610,993
Shares Outstanding (UNLIMITED
  AUTHORIZED $.01 PAR
  VALUE)......................        8,949,878           --                --                 8,949,878
    NET ASSET VALUE PER
      SHARE...................            $9.12           --                --                     $9.12
                                          -----                                                    -----
                                          -----                                                    -----

CLASS C SHARES:
Net Assets....................         $234,143           --                --                  $234,143
Shares Outstanding (UNLIMITED
  AUTHORIZED, $.01 PAR
  VALUE)......................           25,697           --                --                    25,697
    NET ASSET VALUE PER
      SHARE...................            $9.11           --                --                     $9.11
                                          -----                                                    -----
                                          -----                                                    -----

CLASS D SHARES:
Net Assets....................       $1,005,959           --                --                $1,005,959
Shares Outstanding (UNLIMITED
  AUTHORIZED, $.01 PAR
  VALUE)......................          110,347           --                --                   110,347
    NET ASSET VALUE PER
      SHARE...................            $9.12           --                --                     $9.12
                                          -----                                                    -----
                                          -----                                                    -----

----------------------------------
(1) Represents the difference between total additional shares to be issued (see
    Note 2) and current Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. shares outstanding.

                  See Notes to Pro Forma Financial Statements

               MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

                         PRO FORMA FINANCIAL STATEMENTS
                            STATEMENT OF OPERATIONS
            FOR THE TWELVE MONTHS ENDED OCTOBER 31, 1998 (UNAUDITED)

                                                                 MORGAN STANLEY
                                            MORGAN STANLEY        DEAN WITTER         PRO FORMA
                                          DEAN WITTER WORLD    GLOBAL SHORT-TERM     ADJUSTMENTS
                                          WIDE INCOME TRUST     INCOME FUND INC.       (NOTE 3)         COMBINED
                                          ------------------   ------------------   --------------     -----------
NET INVESTMENT INCOME:

INTEREST INCOME.........................      $7,095,976           $4,142,260           --             $11,238,236
                                          ------------------   ------------------   --------------     -----------
EXPENSES
Plan of distribution fee (Class A
shares).................................           2,781             --              $ 119,159(1)          121,940
Plan of distribution fee (Class B
shares).................................         730,749             --                 --                 730,749
Plan of distribution fee (Class C
shares).................................           1,316             --                 --                   1,316
Plan of distribution fee................        --                    393,364         (393,364)(1)         --
Investment management fee...............         658,757              290,606          105,676(1)        1,055,039
Transfer agent fees and expenses........         135,049               71,658            7,000(3)          213,707
Registration fees.......................          89,418               48,696           --                 138,114
Professional fees.......................          74,129               72,079          (72,079)(2)
                                                                                        72,500(3)          146,629
Shareholder reports and notices.........          56,479               47,054          (39,066)(2)
                                                                                        60,000(3)          124,467
Custodian fees..........................          28,322               20,725               --              49,047
Directors' fees and expenses............          16,843               16,490          (16,490)(2)          16,843
Other...................................          12,530               11,252             (672)(2)          23,110
                                          ------------------   ------------------   --------------     -----------
    TOTAL EXPENSES......................       1,806,373              971,924         (157,336)          2,620,961
                                          ------------------   ------------------   --------------     -----------
    NET INVESTMENT INCOME...............       5,289,603            3,170,336          157,336           8,617,275
                                          ------------------   ------------------   --------------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments.............................       1,368,087             (271,026)          --               1,097,061
Futures contracts.......................       1,389,964              242,948           --               1,632,912
Foreign exchange transactions...........        (842,488)            (504,636)          --              (1,347,124)
                                          ------------------   ------------------   --------------     -----------
    NET GAIN (LOSS).....................       1,915,563             (532,714)          --               1,382,849
                                          ------------------   ------------------   --------------     -----------
Net change in unrealized appreciation/
depreciation on:
  Investments...........................         143,713              937,504           --               1,081,217
  Futures contracts.....................         (57,656)              (6,406)          --                 (64,062)
  Translation of forward foreign
    currency contracts, other assets and
    liabilities denominated in foreign
    currencies..........................        (265,980)             (72,298)          --                (338,278)
                                          ------------------   ------------------   --------------     -----------
    NET APPRECIATION (DEPRECIATION).....        (179,923)             858,800           --                 678,877
                                          ------------------   ------------------   --------------     -----------
    NET GAIN............................       1,735,640              326,086           --               2,061,726
                                          ------------------   ------------------   --------------     -----------
NET INCREASE............................      $7,025,243           $3,496,422        $ 157,336         $10,679,001
                                          ------------------   ------------------   --------------     -----------
                                          ------------------   ------------------   --------------     -----------

--------------------------

(1) Reflects adjustment to investment management fees and plan of distribution fees based on the surviving Fund's fee schedule.

(2) Reflects elimination of duplicate services or fees.

(3) Solicitation costs in connection with the reorganization, which will be borne by Morgan Stanley Dean Witter Global Short-Term Fund Inc., approximate $139,500.

                  See Notes to Pro Forma Financial Statements

               MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. BASIS OF COMBINATION -- The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at October 31, 1998 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended October 31, 1998, reflect the accounts of Morgan Stanley Dean Witter World Wide Income Trust, ("World Wide") and Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Global Short-Term in exchange for Class A shares in World Wide. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST -- The pro forma net asset value per share assumes the issuance of additional shares of World Wide which would have been issued on October 31, 1998 in connection with the proposed reorganization. Shareholders of Global Short-Term would become shareholders of World Wide receiving Class A shares of World Wide equal to the value of their holdings in Global Short-Term. The amount of additional Class A shares assumed to be issued was calculated based on the October 31, 1998 net assets of Global Short-Term and the net asset value per share of World Wide as follows:

   NET ASSETS        NET ASSET VALUE
    10/31/98       PER SHARE 10/31/98    ADDITIONAL SHARES
GLOBAL SHORT-TERM      WORLD WIDE              ISSUED
-----------------  -------------------  --------------------
   $46,206,195          $    9.11            5,072,030

3. PRO FORMA OPERATIONS -- The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and Class A plan of distribution fees of the combined Fund are based on the fee schedule in effect for World Wide at the combined level of average net assets for the twelve months ended October 31, 1998. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

STATEMENT OF ADDITIONAL INFORMATION                                 DEAN WITTER
FEBRUARY 6, 1998                                                    WORLD WIDE
                                                                    INCOME TRUST

--------------------------------------------------------------------------------

    Dean Witter World Wide Income Trust (the "Fund") is an open-end, non-diversified management investment company, whose primary investment objective is to earn a high level of current income. As a secondary objective, the Fund will seek appreciation in the value of its assets. The Fund seeks to achieve its investment objectives by investing primarily in fixed-income securities issued or guaranteed by foreign governments, issued by foreign or U.S. companies, or which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. See "Investment Practices and Policies."

    A Prospectus for the Fund dated February 6, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
World Wide Income Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

The Fund and Its Management............................................................          3

Trustees and Officers..................................................................          6

Investment Practices and Policies......................................................         12

Investment Restrictions................................................................         28

Portfolio Transactions and Brokerage...................................................         30

The Distributor........................................................................         31

Determination of Net Asset Value.......................................................         36

Purchase of Fund Shares................................................................         36

Shareholder Services...................................................................         39

Redemptions and Repurchases............................................................         43

Dividends, Distributions and Taxes.....................................................         45

Performance Information................................................................         46

Description of Shares..................................................................         48

Custodian and Transfer Agent...........................................................         48

Independent Accountants................................................................         49

Reports to Shareholders................................................................         49

Legal Counsel..........................................................................         49

Experts................................................................................         49

Registration Statement.................................................................         49

Financial Statements -- October 31, 1997...............................................         50

Report of Independent Accountants......................................................         64

Appendix...............................................................................         65

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a Trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on October 14, 1988.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

    The Investment Manager is also the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter American Value Fund, Dean Witter Developing Growth Securities Trust, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter European Growth Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Strategist Fund, Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Income Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Securities, InterCapital California Insured Municipal Income Trust, InterCapital Insured California Municipal Securities, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Utilities Fund, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter S&P 500 Index Fund, Dean Witter Fund of Funds, Morgan Stanley Dean Witter Competitive Edge Fund, "BEST IDEAS" PORTFOLIO, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Opportunities Trust,

Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Income Trust III, Prime Income Trust and Municipal Premium Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) sub-adviser to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (iii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies; and (iii) investment adviser of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in DWR's International Active Assets Account program and are neither citizens nor residents of the United States.

    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.

    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"), charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the

Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at an annual rate of 0.75% of the daily net assets of the Fund up to $250 million; 0.60% of the portion of the daily net assets of the Fund exceeding $250 million but not exceeding $500 million; 0.50% of the portion of the daily net assets of the Fund exceeding $500 million but not exceeding $750 million; 0.40% of the portion of the daily net assets of the Fund exceeding $750 million but not exceeding $1 billion; and 0.30% of the daily net assets of the Fund exceeding $1 billion. The management fee is allocated among the Classes pro rata based on the net assets attributable to each Class. For the fiscal years ended October 31, 1995, 1996 and 1997, the Fund accrued to the Investment Manager total compensation in the amounts of $1,169,823, $933,697 and 778,248, respectively.

    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

    The Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on October 30, 1992 and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

    Under its terms, the Agreement had an initial term ending April 30, 1999, and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority (as defined in the Act) of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

    The following owned more than 5% of the outstanding shares of Class A of the Fund on February 3, 1998: Dean Witter Trust FSB, Rainbow Technology Corp Retirement Plan, P.O. Box 957, Jersey City, NJ

07303-0957 -- 8.2%; Dean Witter Trust FSB, Crowne Investment Inc. 401K Plan, P.O. Box 957, Jersey City, NJ 07303-0957 -- 13.8%; Dean Witter Trust FSB as Trustee FBO Alban Charitable Remainder Unitrust, P.O. Box 957, Jersey City, NJ 07303-0957 -- 29.4%; Dean Witter Trust FSB as Trustee for Fenner Inc., P.O. Box 957, Jersey City, NJ 07303-0957 -- 34.4%.

    The following owned more than 5% of the outstanding shares of Class C of the Fund on February 3, 1998: Robert A. Snider and Lillian L. Snider as Trustee of the Snider Family Trust dated 9/30/94, 30030, Village 30, Camarillo, CA 93012-7111 -- 6.1%; Dean Witter InterCapital, Inc., Attn: Frank DeVito, 2 World Trade Center, 73rd Fl., New York, NY 10048-0203 -- 8.7%; Dean Witter Reynolds, as Custodian for David S. Brodnan IRA Rollover dated 07/02/97, 3950 RFD, Long Grove, IL 60047 -- 72.8%.

    The following owned more than 5% of the outstanding shares of Class D of the Fund on February 3, 1998: Dean Witter Reynolds as Custodian for Darryl G. Albertson Port Arch IRA Rollover dated 5/13/97, 4808 Garnet CT, Pleasanton, CA, 94566-4626--5.2%; Dean Witter Reynolds as Custodian for Roger Lancaster IRA Rollover dated 12/03/97, 4517 Buttress CT, Concord, CA, 94518-1934--5.5%; Dean Witter InterCapital, Inc., Attn: Frank DeVito, 2 World Trade Center, 73rd Fl., New York, NY 10048-0203 -- 7.8%.

    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 84 Dean Witter Funds and the 14 TCW/DW Funds are shown below.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (57) ...................................  Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                                 Corporation (since November, 1995); Director or Trustee of
c/o Levitz Furniture Corporation                        the Dean Witter Funds; formerly President and Chief
6111 Broken Sound Parkway, N.W.                         Executive Officer of Hills Department Stores (May,
Boca Raton, Florida                                     1991-July, 1995); formerly variously Chairman, Chief
                                                        Executive Officer, President and Chief Operating Officer
                                                        (1987-1991) of the Sears Merchandise Group of Sears,
                                                        Roebuck and Co.; Director of Eaglemark Financial Services,
                                                        Inc., the United Negro College Fund and Weirton Steel Cor-
                                                        poration.

Charles A. Fiumefreddo* (64) .........................  Chairman, Chief Executive Officer and Director of
Chairman of the Board, President,                       InterCapital, DWSC and Distributors; Executive Vice
 Chief Executive Officer and Trustee                    President and Director of DWR; Chairman, Director or
Two World Trade Center                                  Trustee, President and Chief Executive Officer of the Dean
New York, New York                                      Witter Funds; Chairman, Chief Executive Officer and
                                                        Trustee of the TCW/DW Funds; Chairman and Director of Dean
                                                        Witter Trust FSB ("DWT"); Director and/or officer of
                                                        various MSDWD subsidiaries; formerly Executive Vice
                                                        President and Director of Dean Witter, Discover & Co.
                                                        (until February, 1993).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Edwin J. Garn (65) ...................................  Director or Trustee of the Dean Witter Funds; formerly
Trustee                                                 United States Senator (R-Utah) (1974-1992) and Chairman,
c/o Huntsman Corporation                                Senate Banking Committee (1980-1986); formerly Mayor of
500 Huntsman Way                                        Salt Lake City, Utah (1972-1974); formerly Astronaut,
Salt Lake City, Utah                                    Space Shuttle Discovery (April 12-19, 1985); Vice
                                                        Chairman, Huntsman Corporation (since January, 1993);
                                                        Director of Franklin Covey (time management systems), John
                                                        Alden Financial Corp. (health insurance), United Space
                                                        Alliance (joint venture between Lockheed Martin and the
                                                        Boeing Company) and Nuskin Asia Pacific (multilevel
                                                        marketing); member of the board of various civic and
                                                        charitable organizations.

John R. Haire (72) ...................................  Chairman of the Audit Committee and Chairman of the
Trustee                                                 Committee of the Independent Directors or Trustees and
Two World Trade Center                                  Director or Trustee of the Dean Witter Funds; Chairman of
New York, New York                                      the Audit Committee and Chairman of the Committee of the
                                                        Independent Trustees and Trustee of the TCW/DW Funds;
                                                        formerly President, Council for Aid to Education
                                                        (1978-1989) and Chairman and Chief Executive Officer of
                                                        Anchor Corporation, an Investment Adviser (1964-1978).

Wayne E. Hedien (63) .................................  Retired, Director or Trustee of the Dean Witter Funds;
Trustee                                                 Director of The PMI Group, Inc. (private mortgage
c/o Gordon Altman Butowsky                              insurance); Trustee and Vice Chairman of The Field Museum
 Weitzen Shalov & Wein                                  of Natural History; formerly associated with the Allstate
Counsel to the Independent Trustees                     Companies (1966-1994), most recently as Chairman of The
114 West 47th Street                                    Allstate Corporation (March, 1993-December, 1994) and
New York, New York                                      Chairman and Chief Executive Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance Company (July,
                                                        1989-December, 1994); director of various other business
                                                        and charitable organizations.

Dr. Manuel H. Johnson (48) ...........................  Senior Partner, Johnson Smick International, Inc., a
Trustee                                                 consulting firm; Co-Chairman and a founder of the Group of
c/o Johnson Smick International, Inc.                   Seven Council (G7C), an international economic commission;
1133 Connecticut Avenue, N.W.                           Director or Trustee of the Dean Witter Funds; Trustee of
Washington, DC                                          the TCW/DW Funds; Director of NASDAQ (since June, 1995);
                                                        Chairman and Trustee of the Financial Accounting
                                                        Foundation (oversight organization for the Financial
                                                        Accounting Standards Board); Director of Greenwich Capital
                                                        Corp. (broker-dealer): formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and
                                                        Assistant Secretary of the U.S. Treasury (1982-1986).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael E. Nugent (61) ...............................  General Partner, Triumph Capital, L.P., a private
Trustee                                                 investment partnership; Director or Trustee of the Dean
c/o Triumph Capital, L.P.                               Witter Funds; Trustee of the TCW/DW Funds; formerly Vice
237 Park Avenue                                         President, Bankers Trust Company and BT Capital
New York, New York                                      Corporation (1984-1988); director of various business
                                                        organizations.

Philip J. Purcell* (54) ..............................  Chairman of the Board of Directors and Chief Executive
Trustee                                                 Officer of MSDWD, DWR and Novus Credit Services Inc.;
1585 Broadway                                           Director of InterCapital, DWSC and Distributors; Director
New York New York                                       or Trustee of the Dean Witter Funds; Director and/or
                                                        officer of various MSDWD subsidiaries.

John L. Schroeder (67) ...............................  Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                                 Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky Weitzen                      Utilities Company; formerly Executive Vice President and
 Shalov & Wein                                          Chief Investment Officer of the Home Insurance Company
Counsel to the Independent Trustees                     (August, 1991-September, 1995).
114 West 47th Street
New York, New York

Barry Fink (43) ......................................  Senior Vice President (since March, 1997) and Secretary
Vice President, Secretary                               and General Counsel (since February, 1997) of InterCapital
 and General Counsel                                    and DWSC; Senior Vice President (since March, 1997) and
Two World Trade Center                                  Assistant Secretary and Assistant General Counsel (since
New York, New York                                      February, 1997) of Distributors; Assistant Secretary of
                                                        DWR (since August, 1996); Vice President, Secretary and
                                                        General Counsel of the Dean Witter Funds and the TCW/DW
                                                        Funds (since February, 1997); previously First Vice
                                                        President (June, 1993-February, 1997), Vice President
                                                        (until June, 1993) and Assistant Secretary and Assistant
                                                        General Counsel of InterCapital and DWSC and Assistant
                                                        Secretary of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta (37) .................................  Senior Vice President of InterCapital; Vice President of
Vice President                                          various Dean Witter Funds.
Two World Trade Center
New York, New York

Peter J. Seeley (48) .................................  Vice President of InterCapital, (since April, 1996); Vice
Vice President                                          President of various Dean Witter Funds; previously, Senior
Two World Trade Center                                  Fixed-Income Portfolio Manager with InterCapital (July,
New York, New York                                      1994-April, 1996); formerly Senior Vice President of Nikko
                                                        Capital Management (October, 1992-June, 1994).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Thomas F. Caloia (51) ................................  First Vice President and Assistant Treasurer of Inter-
Treasurer                                               Capital and DWSC; Treasurer of the Dean Witter Funds and
Two World Trade Center                                  the TCW/DW Funds.
New York, New York

------------------------
 *Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT and Director of DWT, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWT, are Vice Presidents of the Fund. Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne D. McInnis, Ruth Rossi and Carsten Otto, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

    The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 84 Dean Witter Funds, comprised of 128 portfolios. As of December 31, 1997, the Dean Witter Funds had total net assets of approximately $93.7 billion and more than six million shareholders.

    Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the three Committees held a combined total of seventeen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the

Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended October 31, 1997.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,700
Edwin J. Garn.................................................       1,900
John R. Haire.................................................       3,850
Wayne E. Hedien...............................................         482
Dr. Manuel H. Johnson.........................................       1,850
Michael E. Nugent.............................................       1,900
John L. Schroeder.............................................       1,900

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       84 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 84 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     84 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $133,602           --                 --               --            $133,602
Edwin J. Garn..............       149,702           --                 --               --             149,702
John R. Haire..............       149,702           $73,725           $157,463        $ 25,350         406,240
Wayne E. Hedien............        39,010           --                 --               --              39,010
Dr. Manuel H. Johnson......       145,702            71,125            --               --             216,827
Michael E. Nugent..........       149,702            73,725            --               --             223,427
John L. Schroeder..........       149,702            73,725            --               --             223,427

    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended October 31, 1997 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of October 31, 1997 and from the 57 Dean Witter Funds as of December 31, 1997.

          RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS

                                         FOR ALL ADOPTING FUNDS          RETIREMENT BENEFITS       ESTIMATED ANNUAL
                                    ---------------------------------    ACCRUED AS EXPENSES           BENEFITS
                                       ESTIMATED                                                  UPON RETIREMENT(2)
                                    CREDITED YEARS       ESTIMATED      ---------------------     -------------------
                                     OF SERVICE AT     PERCENTAGE OF                BY ALL          FROM     FROM ALL
                                      RETIREMENT         ELIGIBLE       BY THE     ADOPTING         THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE          (MAXIMUM 10)      COMPENSATION      FUND       FUNDS           FUND      FUNDS
----------------------------------  ---------------   ---------------   ------   ------------     --------   --------
Michael Bozic.....................          10              50.0%       $  372   $     20,499      $   925   $ 47,025
Edwin J. Garn.....................          10              50.0           534         30,878          925     47,025
John R. Haire.....................          10              50.0          (798)       (19,823)(3)    2,246    127,897
Wayne E. Hedien...................           9              42.5             0              0          794     39,971
Dr. Manuel H. Johnson.............          10              50.0           225         12,832          925     47,025
Michael E. Nugent.................          10              50.0           383         22,546          925     47,025
John L. Schroeder.................           8              41.7           714         39,350          771     39,504

------------------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until June 1, 1998.

    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

CONVERTIBLE SECURITIES

    The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objectives.

WARRANTS

    The Fund may acquire warrants which are attached to fixed-income securities purchased for its portfolio and hold such warrants until the Investment Manager determines it is prudent to sell. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. If warrants remain unexercised at the end of the exercise period, they will lapse and the Fund's investment in them will be lost. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

U.S. GOVERNMENT SECURITIES

    Securities issued by the U.S. Government, its agencies or instrumentalities in which the Fund may invest include:

       (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds
    (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

       (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the
    United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

       (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

       (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

    Neither the value nor the yield of the U.S. Government securities which may be invested in by the Fund is guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

ZERO COUPON TREASURY SECURITIES

    A portion of the U.S. Government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). The Fund intends to invest in such zero coupon treasury securities as STRIPS, Treasury Receipts, Physical Coupons, and Proprietary Receipts.

    The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    Currently the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

MONEY MARKET INSTRUMENTS

    As stated in the Prospectus, the money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1,000,000,000 or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1,000,000,000 or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1,000,000,000 or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1,000,000,000, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's ("S&P") or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    As discussed in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches, insurance companies and other dealers whose assets total $1 billion or more or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When management of the Fund believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities, high grade debt securities or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    Where, for example, the Fund is hedging a portfolio position consisting of foreign fixed-income securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

    At times when the Fund has written a call or put option on a fixed-income security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call currency option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. Government securities, or other liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OPTIONS AND FUTURES TRANSACTIONS

    As discussed in the Prospectus, the Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges (currently the Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange, Pacific Stock Exchange and Philadelphia Stock Exchange) and are written in over-the-counter transactions ("OTC Options"). Listed options are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OPTIONS ON GNMA CERTIFICATES. Currently, options on GNMA Certificates are only traded over-the-counter. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to maintain its cover. A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time, as such decline may increase the prepayments made on other mortgage pools. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a Certificate which represents cover. When the Fund closes out its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

    The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Fund resulting from an increase in the U.S. dollar value of the foreign security. However, the Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. The Fund may also write options to close out long put and call option positions.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the Investment Manager's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    OTC OPTIONS. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    COVERED CALL WRITING. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities and the currencies in which they are denominated, without limit, in order to aid in achieving its investment objectives. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities

(currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received for the option less the commission paid.

    Options written by the Fund will normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options Transactions," below.

    COVERED PUT WRITING. As stated in the Prospectus, as a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for three purposes: (1) to receive the income derived from the premiums paid by purchasers; (2) when the Investment Manager wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (3) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    PURCHASING CALL AND PUT OPTIONS. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. If the price of the security (or value of the currency in which it is denominated) underlying the option fails to rise above the exercise price by an amount exceeding the price of the option premium, the Fund will sustain a loss equal to some or all of the premium price. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities (currencies) which it holds in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The secured put writer also retains the risk of loss should the market value of the underlying security (or the value of its denominated currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

    As discussed in the Prospectus, the Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be excercisable in accordance with their terms.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The extent to which the Fund may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    FUTURES CONTRACTS. As stated in the Prospectus, the Fund may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), that are traded on U.S. and foreign commodity exchanges, on such underlying securities as U.S. Treasury bonds, notes and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency futures") and on such indexes of U.S. and foreign fixed-income securities as may exist or come into being, such as the Moody's Investment-Grade Corporate Bond Index ("index" futures).

    The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) against changes in prevailing interest rates and to alter the Fund's asset allocation in fixed-income securities. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities fall, or wishes to decrease the Fund's asset allocation in fixed-income securities, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated or if the Investment Manager wishes to increase the Fund's asset allocation of fixed-income securities, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    INTEREST RATE FUTURES CONTRACTS. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities or other liquid portfolio securities called "variation margin," with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    CURRENCY FUTURES. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Investment Manager will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts its in foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, West German marks, Canadian dollars, British pound, Swiss franc and European currency unit.

    Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulation regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

    Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Investment Manager's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

    INDEX FUTURES CONTRACTS. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Fund. However, it is possible that the futures market may advance and the value of securities (or the currency in which they are denominated) held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities (currencies) decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    If the Fund has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    As stated in the Prospectus, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities or currency markets and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

    As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    The extent to which the Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

REPURCHASE AGREEMENTS

    When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. A repurchase agreement may be viewed as a type of secured lending by the Fund which typically involves the acquisition by the Fund of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below the repurchase price plus accrued interest. If such decrease occurs, additional collateral will be requested from the counterparty and will be added to the account to maintain full collateralization. In the event the original seller defaults on its obligations to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed.

    The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. Repurchase agreements will be transacted only with large, well-capitalized and well-established financial institutions whose financial condition will be continuously monitored by the Investment Manager subject to procedures established by the Trustees. The procedures also require that the collateral underlying the agreement be specified. The Fund does not presently intend to enter into repurchase agreements so that more than 5% of the Fund's net assets are subject to such agreements.

REVERSE REPURCHASE AGREEMENTS

    The Fund may also use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities (i.e. U.S. Government securities) equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Fund and, in accordance with legal requirements, the Fund will maintain an asset coverage (including the proceeds) of at least 300% with respect to all reverse repurchase agreements. Reverse repurchase agreements may not exceed 10% of the Fund's total assets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

    As discussed in the Prospectus, from time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Investment Manager and the Trustees do not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

WHEN, AS AND IF ISSUED SECURITIES

    As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

LENDING OF PORTFOLIO SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the

Fund (subject to notice provisions described below), and are at all times secured by cash or appropriate high-grade debt obligations, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business days' notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. The Fund has not to date lent any of its portfolio securities.

PORTFOLIO TRADING

    It is anticipated that the Fund's portfolio turnover rate will not exceed 300% in any one year. A 300% turnover rate would occur, for example, if 300% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers.

         2. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         3. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         4. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. However, the Fund may invest up to 10% of the value of its total assets in the securities of foreign investment companies, but only under circumstances where purchase of the securities of foreign investment companies would secure entry to national markets which are otherwise not open to the Fund for investment or where the security is issued by a foreign bank which is deemed to be an investment company under U.S. securities laws and/or regulations.

        The Fund anticipates that it will incur any indirect expenses incurred through investment in a foreign investment company, such as the payment of a management fee. Furthermore, it should be noted that foreign investment companies are not subject to the U.S. securities laws and may be subject to fewer or less stringent regulations than U.S. investment companies.

         5. Borrow money (except insofar as the Fund may be deemed to have borrowed by entrance into a reverse repurchase agreement up to an amount not exceeding 10% of the Fund's total assets), except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         6. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (5). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         7. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options;
    (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

         8. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

         9.   Make short sales of securities.

        10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        12. Invest for the purpose of exercising control or management of any other issuer.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended October 31, 1995, 1996 and 1997, the Fund paid a total of $63,973, $53,726 and $18,640, respectively, in brokerage commissions.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. During the fiscal year ended October 31, 1997, the Fund did not direct the payment of any brokerage commissions because of research services provided.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the fiscal years ended October 31, 1995, 1996 and 1997, the Fund did not effect any principal transactions with DWR.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR and Morgan Stanley & Co. Incorporated must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. During the fiscal years ended October 31, 1995, 1996 and 1997, the Fund did not effect any securities transactions with or through an affiliated broker or dealer.

    During the fiscal year ended October 31, 1997, the Fund did not acquire any securities of the ten brokers who executed the largest dollar amounts of the Fund's portfolio transactions or of the ten dealers who executed the largest dollar amounts of principal transactions with the Fund during the period, or securities of the parents of those broker-dealers.

THE DISTRIBUTOR
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. The current Distribution Agreement is substantively identical to the Fund's previous distribution agreement in all material respects, except for the dates of effectiveness. By its terms, the Distribution Agreement has an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Board.

    The Distributor bears all expenses incurred in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received (a) approximately $338,000, $109,685 and $67,575 in contingent deferred sales charges from Class B for the fiscal years ended October 31, 1995, 1996 and 1997, respectively, and (b) approximately $0 in front-end sales charges from Class A for the fiscal year ended October 31, 1997, none of which was retained by the Distributor. No contingent deferred sales charges were received from Class A or Class C for the fiscal year ended October 31, 1997.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

    The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on January 31, 1989, by DWR as the then sole shareholder of the Fund on February 1, 1989 and by the shareholders holding a majority, as defined in the Act, of the outstanding voting securities of the Fund at a Special Meeting of Shareholders of the Fund held on June 26, 1990.

    At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon an internal reorganization the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of the Association. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended October 31, 1997, of $881,250. This amount is equal to 0.85% of the Fund's average daily net assets for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued. For the fiscal period July 28 through October 31, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $169 and $165, respectively, which amounts are equal to 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, for such period.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

    With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") for which Dean Witter Trust FSB ("DWT") serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 0.85% of the current value of the respective accounts for which they are the account executives of record.

    With respect to Class D shares other than shares held by participants in InterCapital's mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.85%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended October 31, 1997 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $36,026,861 on behalf of the Fund since the inception of the Fund. It is estimated that this amount was spent in approximately the following ways: (i) 7.13% ($2,568,946)--advertising and promotional expenses;
(ii) 0.59% ($212,634)--printing of prospectuses for distribution to other than current shareholders; and (iii) 92.28% ($33,245,281)--other expenses, including the gross sales credit and the carrying charge, of which 14.86% ($4,939,032) represents carrying charges, 33.12% ($11,011,131) represents commission credits to DWR branch offices for payments of commissions to account executives; and 52.02% ($17,295,118) represents overhead and other branch office distribution-related expenses. These amounts represent amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date. The amounts accrued by Class A and Class C for distribution during the fiscal period July 28 through October 31, 1997 were for expenses that relate to compensation of sales personnel and associated overhead expenses.

    In the case of Class B shares at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $8,370,199 as of October 31, 1997. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR, DWSC or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    Under its terms, the Plan had an initial term ending April 30, 1989, and will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Independent 12b-1 Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple-class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and
(3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    The net asset value per share for each Class of shares of the Fund is determined once daily as of 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

    RIGHT OF ACCUMULATION. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") or shares of other Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.0% of the offering price.

    The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.

    LETTER OF INTENT. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain Qualified Retirement Plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus

(d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/ or shares acquired in the above-described exchanges will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

               YEAR SINCE
                PURCHASE                  CDSC AS A PERCENTAGE
              PAYMENT MADE                 OF AMOUNT REDEEMED
----------------------------------------  ---------------------
First...................................                5.0%
Second..................................                4.0%
Third...................................                3.0%
Fourth..................................                2.0%
Fifth...................................                2.0%
Sixth...................................                1.0%
Seventh and thereafter..................              None

    The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement:

               YEAR SINCE
                PURCHASE                  CDSC AS A PERCENTAGE
              PAYMENT MADE                 OF AMOUNT REDEEMED
----------------------------------------  ---------------------
First...................................                2.0%
Second..................................                2.0%
Third...................................                1.0%
Fourth and thereafter...................              None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

    TARGETED DIVIDENDS.-SM- In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter World Wide Income Trust or in another Class of Dean Witter World Wide Income Trust. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

    EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). Shares of the Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter World Wide Income Trust, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Funds offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    As described below, and in the Prospectus under the captions "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of an Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in Global Short-Term. However, in the case of shares exchanged for shares of an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund or a money market fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or Global Short-Term Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC Fund, a Dean Witter Multi-Class Fund or in

Global Short-Term. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

    When shares initially purchased in a Dean Witter Multi-Class Fund or in Global Short-Term are exchanged for shares of a Dean Witter Multi-Class Fund, shares of Global Short-Term, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending upon the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. The Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, at its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of an Exchange Fund pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective(s), policies and restrictions.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus or a new prospectus.

    REPURCHASE. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the proceeds of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within 35 days after the date of redemption or repurchase reinstate any portion of all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders would include such undistributed gains in their income and shareholders will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    In computing net investment income, the Fund will not amortize premiums or accrue discounts on fixed-income securities in the portfolio, except those original issue discounts or acquisition discounts for which accrual is required for federal income tax purposes. Additionally, with respect to market discounts on bonds, a portion of any capital gain realized upon disposition may be characterized as taxable ordinary income. Realized gains and losses on security transactions are determined on the identified cost method.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term gains or losses.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. The Treasury intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduced the maximum tax on long-term capital gains from 28% to 20%; however, it also lengthened the required holding period to obtain this lower rate from more than twelve months to more than eighteen months. These lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.

    Any ordinary income dividends or capital gains distributions received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's shares in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and ordinary income dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or realized long-term capital gains, such payment would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

    Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains during the six-month period.

    The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders. In addition, the Fund intends to distribute to its shareholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. Shareholders will normally have to pay federal income taxes, and any state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.

    Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund would be eligible and would determine whether or not to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. If the Fund does elect to file the election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such withholding.

    SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund. The Fund may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

    Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains and the portion eligible for the dividends received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The yields for the 30-day period ended October 31, 1997, calculated pursuant to the formula described above, were 4.86%, 4.52%, 4.50%, and 5.26% for Class A, Class B, Class C, and Class D, respectively.

    For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each of Class A, Class C and Class D for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any CDSC at the end of the period. Based on the foregoing calculations, the total returns for the period July 28, 1997 through October 31, 1997 were -2.08%, 1.12% and 2.44% for Class A, Class C and Class D, respectively.

    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual returns of the Fund for the fiscal year ended October 31, 1997, for the five years ended October 31, 1997 and for the period March 30, 1989 (commencement of the Fund's operations) through October 31, 1997 were 2.21%, 7.08% and 7.07%, respectively.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the fiscal year ended October 31, 1997, for the five years ended October 31, 1997 and for the period March 30, 1989 (commencement of operations) through October 31, 1997 were 7.05%, 7.38% and 7.07%, respectively.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based upon the foregoing calculation, the total return for Class B for the fiscal year ended October 31, 1997 was 7.05%, for the five years ended October 31, 1997 was 42.78%, and for the period March 30, 1989 (commencement of operations) through October 31, 1997 was 79.87%. Based on the foregoing calculations, the total returns for Class A, Class C and Class D for the period July 28 through October 31, 1997 were 2.27%, 2.12% and 2.44%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown (declined) to the following amounts at October 31, 1997:

                                                                                    INVESTMENT AT INCEPTION OF:
                                                                     INCEPTION   ---------------------------------
CLASS                                                                  DATE       $10,000    $50,000    $100,000
------------------------------------------------------------------  -----------  ---------  ---------  -----------
Class A...........................................................     7/28/97   $   9,792  $  49,345  $    99,458
Class B...........................................................     3/30/89   $  17,987  $  89,935  $   179,870
Class C...........................................................     7/28/97   $  10,212  $  51,060  $   102,120
Class D...........................................................     7/28/97   $  10,244  $  51,220  $   102,440

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series or classes of shares other than as set forth in the Prospectus.

    The Trust shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Chase Manhattan Bank, One Chase Plaza, New York, New York 10005 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07302 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager and Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust FSB receives a per shareholder account fee.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

    The Fund's fiscal year ends on October 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The financial statements of the Fund for the year ended October 31, 1997 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997

  PRINCIPAL
  AMOUNT IN                                                                                  COUPON     MATURITY
  THOUSANDS                                                                                   RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 GOVERNMENT & CORPORATE BONDS (78.0%)
                 GREECE (2.3%)
                 GOVERNMENT OBLIGATION
  GRD  613,000   Republic of Greece+.......................................................  11.00%      11/26/99   $   2,150,019
                                                                                                                    -------------

                 SPAIN (6.5%)
                 GOVERNMENT OBLIGATION
 ESP   865,000   Spain Treasury Bond+......................................................  11.45       08/30/98       6,231,657
                                                                                                                    -------------

                 UNITED STATES (69.2%)
                 U. S. GOVERNMENT & AGENCY OBLIGATIONS
$        1,029   Federal National Mortgage Assoc...........................................   7.00       05/01/12       1,042,609
                                                                                                        10/15/22-
        23,873   Government National Mortgage Assoc........................................   7.00       09/15/27      23,992,124
        14,000   Government National Mortgage Assoc........................................   7.00              *      14,070,000
         9,750   U.S. Treasury Bond+.......................................................  13.125      05/15/01      12,029,745
        13,000   U.S. Treasury Bond+.......................................................   6.375      08/15/27      13,397,540
         1,500   U.S. Treasury Note+.......................................................   6.125      08/15/07       1,533,045
                                                                                                                    -------------

                 TOTAL UNITED STATES.............................................................................      66,065,063
                                                                                                                    -------------

                 TOTAL GOVERNMENT & CORPORATE BONDS
                 (IDENTIFIED COST $76,293,615)...................................................................      74,446,739
                                                                                                                    -------------

                 SHORT-TERM INVESTMENTS (31.9%)
                 TIME DEPOSITS (a) (22.6%)
                 CANADA (2.0%)
                 BANKING - INTERNATIONAL
Ca$      2,665   Chase Manhattan Bank......................................................   3.438      11/06/97       1,892,218
                                                                                                                    -------------

                 DENMARK (4.0%)
                 BANKING - INTERNATIONAL
 DKr    24,756   Unibank...................................................................   3.70       11/07/97       3,771,194
                                                                                                                    -------------

                 GREECE (5.9%)
                 BANKING - INTERNATIONAL
 GRD 1,528,466   Bankers Trust.............................................................  13.20       11/28/97       5,606,168
                                                                                                                    -------------

                 ITALY (6.8%)
                 BANKING - INTERNATIONAL
ITL 11,028,927   Morgan Guaranty Trust Co..................................................   6.65       11/05/97       6,515,813
                                                                                                                    -------------

                 SWEDEN (3.9%)
                 BANKING - INTERNATIONAL
  SEK   18,093   Chase Manhattan Bank......................................................   4.063      11/07/97       2,411,275
        10,000   Unibank...................................................................   4.15       11/07/97       1,332,711
                                                                                                                    -------------

                 TOTAL SWEDEN....................................................................................       3,743,986
                                                                                                                    -------------

                 TOTAL TIME DEPOSITS
                 (IDENTIFIED COST $21,160,403)...................................................................      21,529,379
                                                                                                                    -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997, CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                                  COUPON     MATURITY
  THOUSANDS                                                                                   RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 GOVERNMENT & AGENCY OBLIGATIONS (b) (9.3%)
                 GERMANY (9.0%)
  DEM    4,000   German Treasury Bill......................................................   3.23%      01/16/98   $   2,303,796
        11,000   German Treasury Bill+.....................................................   3.55       04/17/98       6,276,315
                                                                                                                    -------------

                 TOTAL GERMANY...................................................................................       8,580,111
                                                                                                                    -------------

                 UNITED STATES (0.3%)
$          300   Federal Home Loan Mortgage Corp...........................................   5.65       11/03/97         299,906
                                                                                                                    -------------

                 TOTAL GOVERNMENT & AGENCY OBLIGATIONS
                 (AMORTIZED COST $8,627,041).....................................................................       8,880,017
                                                                                                                    -------------

                 TOTAL SHORT-TERM INVESTMENTS
                 (IDENTIFIED COST $29,787,444)...................................................................      30,409,396
                                                                                                                    -------------

TOTAL INVESTMENTS
(IDENTIFIED COST $106,081,059) (c)......................................................................   109.9%     104,856,135

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS..........................................................    (9.9)      (9,468,177)
                                                                                                          -------   -------------

NET ASSETS..............................................................................................   100.0%   $  95,387,958
                                                                                                          -------   -------------
                                                                                                          -------   -------------

---------------------

 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
 * Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
(a)  Subject to withdrawal restrictions until maturity.
(b) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,387,963 and the aggregate gross unrealized depreciation is $2,612,887, resulting in net unrealized depreciation of $1,224,924.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1997:

                                                           UNREALIZED
     CONTRACTS            IN EXCHANGE       DELIVERY      APPRECIATION
    TO DELIVER                FOR             DATE       (DEPRECIATION)
------------------------------------------------------------------------
     DKr 24,773,811           $3,796,148    11/07/97          $  22,241
     DEM 10,950,000           $6,378,889    01/30/98            (86,798)
                                                         ---------------
      Net unrealized depreciation....................         $ (64,557)
                                                         ---------------
                                                         ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $106,081,059)..........................................................  $ 104,856,135
Unrealized appreciation on open forward foreign currency contracts........................         22,241
Cash......................................................................................        245,403
Receivable for:
    Investments sold......................................................................      2,291,514
    Compensated forward foreign currency contracts........................................      2,109,981
    Interest..............................................................................      1,339,920
    Capital stock sold....................................................................         36,442
Prepaid expenses and other assets.........................................................         92,769
                                                                                            -------------
     TOTAL ASSETS.........................................................................    110,994,405
                                                                                            -------------
LIABILITIES:
Unrealized depreciation on open forward foreign currency contracts........................         86,798
Payable for:
    Investments purchased.................................................................     14,158,375
    Compensated forward foreign currency contracts........................................        985,842
    Capital stock repurchased.............................................................        100,896
    Plan of distribution fee..............................................................         68,835
    Investment management fee.............................................................         60,958
Accrued expenses and other payables.......................................................        144,743
                                                                                            -------------
     TOTAL LIABILITIES....................................................................     15,606,447
                                                                                            -------------
     NET ASSETS...........................................................................  $  95,387,958
                                                                                            -------------
                                                                                            -------------
COMPOSITION OF NET ASSETS:
Paid-in-capital...........................................................................  $ 100,436,492
Net unrealized depreciation...............................................................     (1,296,360)
Accumulated undistributed net investment income...........................................        450,900
Accumulated net realized loss.............................................................     (4,203,074)
                                                                                            -------------
     NET ASSETS...........................................................................  $  95,387,958
                                                                                            -------------
                                                                                            -------------
CLASS A SHARES:
Net Assets................................................................................       $682,253
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).................................         75,651
     NET ASSET VALUE PER SHARE............................................................          $9.02
                                                                                            -------------
                                                                                            -------------
     MAXIMUM OFFERING PRICE PER SHARE,
     (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE)......................................          $9.42
                                                                                            -------------
                                                                                            -------------
CLASS B SHARES:
Net Assets................................................................................    $94,555,831
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).................................     10,474,852
     NET ASSET VALUE PER SHARE............................................................          $9.03
                                                                                            -------------
                                                                                            -------------
CLASS C SHARES:
Net Assets................................................................................       $110,971
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).................................         12,302
     NET ASSET VALUE PER SHARE............................................................          $9.02
                                                                                            -------------
                                                                                            -------------
CLASS D SHARES:
Net Assets................................................................................        $38,903
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).................................          4,310
     NET ASSET VALUE PER SHARE............................................................          $9.03
                                                                                            -------------
                                                                                            -------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997*

NET INVESTMENT INCOME:

INTEREST INCOME (net of $51,246 foreign withholding tax)..................................  $   8,390,219
                                                                                            -------------

EXPENSES
Plan of distribution fee (Class A shares).................................................            169
Plan of distribution fee (Class B shares).................................................        881,250
Plan of distribution fee (Class C shares).................................................            165
Investment management fee.................................................................        778,248
Transfer agent fees and expenses..........................................................        133,901
Custodian fees............................................................................         97,154
Professional fees.........................................................................         78,655
Shareholder reports and notices...........................................................         66,818
Registration fees.........................................................................         33,144
Directors' fees and expenses..............................................................         17,422
Other.....................................................................................          7,530
                                                                                            -------------

     TOTAL EXPENSES.......................................................................      2,094,456
                                                                                            -------------

     NET INVESTMENT INCOME................................................................      6,295,763
                                                                                            -------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments...........................................................................     (4,239,848)
    Futures contracts.....................................................................        601,882
    Foreign exchange transactions.........................................................      6,060,428
                                                                                            -------------

     NET GAIN.............................................................................      2,422,462
                                                                                            -------------
Net change in unrealized appreciation/ depreciation on:
    Investments...........................................................................     (1,286,181)
    Translation of forward foreign currency contracts, other assets and liabilities
      denominated in foreign currencies...................................................       (371,054)
                                                                                            -------------

     NET DEPRECIATION.....................................................................     (1,657,235)
                                                                                            -------------

     NET GAIN.............................................................................        765,227
                                                                                            -------------

NET INCREASE..............................................................................  $   7,060,990
                                                                                            -------------
                                                                                            -------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE YEAR     FOR THE YEAR
                                                                            ENDED            ENDED
                                                                         OCTOBER 31,      OCTOBER 31,
                                                                            1997*             1996
-------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.................................................  $   6,295,763    $   7,960,163
Net realized gain.....................................................      2,422,462        6,519,431
Net change in unrealized appreciation/depreciation....................     (1,657,235)         169,336
                                                                        --------------   --------------

     NET INCREASE.....................................................      7,060,990       14,648,930
                                                                        --------------   --------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares....................................................         (6,031)        --
    Class B shares....................................................    (10,673,831)     (11,619,991)
    Class C shares....................................................         (1,171)        --
    Class D shares....................................................           (283)        --
                                                                        --------------   --------------

     TOTAL DIVIDENDS..................................................    (10,681,316)     (11,619,991)
                                                                        --------------   --------------
Net decrease from transactions in shares of beneficial interest.......    (15,013,234)     (27,172,888)
                                                                        --------------   --------------

     NET DECREASE.....................................................    (18,633,560)     (24,143,949)

NET ASSETS:
Beginning of period...................................................    114,021,518      138,165,467
                                                                        --------------   --------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $450,900 AND
    $3,202,026, RESPECTIVELY).........................................  $  95,387,958    $ 114,021,518
                                                                        --------------   --------------
                                                                        --------------   --------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter World Wide Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks appreciation in the value of its assets. The Fund was organized as a Massachusetts business trust on October 14, 1988 and commenced operations on March 30, 1989. On July 28, 1997, the Fund commenced offering three classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from these estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures contracts are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case it will be valued at fair value as determined by the Trustees; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $250 million; 0.60% to the portion of daily net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of daily net assets exceeding $1 billion.

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 0.85% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $8,370,199 at October 31, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended October 31, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares $67,575. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $306,368,737 and $321,049,399, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $184,895,045 and $143,030,418, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $1,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,434. At October 31, 1997, the Fund had an accrued pension liability of $48,664 which is included in accrued expenses in the Statement of Assets and Liabilities.

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                            FOR THE YEAR                    FOR THE YEAR
                                                                ENDED                           ENDED
                                                          OCTOBER 31, 1997                OCTOBER 31, 1996
                                                    -----------------------------   -----------------------------
                                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                    -------------   -------------   -------------   -------------
CLASS A SHARES*
Sold..............................................         80,739   $     714,181        --              --
Reinvestment of dividends.........................            237           2,107        --              --
Redeemed..........................................         (5,325)        (47,905)       --              --
                                                    -------------   -------------   -------------   -------------
Net increase--Class A.............................         75,651         668,383        --              --
                                                    -------------   -------------   -------------   -------------

CLASS B SHARES
Sold..............................................      3,523,435      31,673,600       2,050,224   $  18,600,786
Reinvestment of dividends.........................        689,236       6,224,070         718,178       6,456,463
Redeemed..........................................     (5,959,324)    (53,726,739)     (5,765,210)    (52,230,137)
                                                    -------------   -------------   -------------   -------------
Net decrease--Class B.............................     (1,746,653)    (15,829,069)     (2,996,808)    (27,172,888)
                                                    -------------   -------------   -------------   -------------

CLASS C SHARES*
Sold..............................................         12,172         107,627        --              --
Reinvestment of dividends.........................            130           1,156        --              --
                                                    -------------   -------------   -------------   -------------
Net increase--Class C.............................         12,302         108,783        --              --
                                                    -------------   -------------   -------------   -------------

CLASS D SHARES*
Sold..............................................          4,286          38,458        --              --
Reinvestment of dividends.........................             24             211        --              --
                                                    -------------   -------------   -------------   -------------
Net increase--Class D.............................          4,310          38,669        --              --
                                                    -------------   -------------   -------------   -------------
Net decrease in Fund..............................     (1,654,390)  $ (15,013,234)     (2,996,808)  $ (27,172,888)
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------


---------------------
 *   For the period July 28, 1997 (issue date) through October 31, 1997.

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1997, the Fund utilized approximately $873,000 of its net capital loss carryover. At October 31, 1997, the Fund had a net capital loss carryover of approximately $5,327,000 which will be available through October 31, 2002 to offset future capital gains to the extent provided by regulations.

As of October 31, 1997, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts and permanent book/tax differences primarily attributable to foreign currency gains. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged $1,590,042, paid-in-capital was credited $44,385 and accumulated undistributed net investment income was credited $1,634,427.

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1997, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                   FOR THE PERIOD
                               FOR THE YEAR ENDED OCTOBER 31                FOR THE YEAR ENDED OCTOBER 31          MARCH 30, 1989*
                         -----------------------------------------   -------------------------------------------       THROUGH
                         1997**++    1996       1995       1994        1993       1992       1991        1990     OCTOBER 31, 1989
-----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of period.... $   9.33  $    9.08  $    8.55  $    9.39   $    9.11  $    9.11  $   10.38   $    9.55      $  10.00
                         --------  ---------  ---------  ---------   ---------  ---------  ---------   ---------        ------

Net investment income...     0.55       0.60       0.55       0.55        0.59       0.62       0.82        0.95          0.49

Net realized and
 unrealized gain
 (loss).................     0.07       0.48       0.48      (0.92)       0.27       0.01      (0.99)       0.78         (0.45)
                         --------  ---------  ---------  ---------   ---------  ---------  ---------   ---------        ------

Total from investment
 operations.............     0.62       1.08       1.03      (0.37)       0.86       0.63      (0.17)       1.73          0.04
                         --------  ---------  ---------  ---------   ---------  ---------  ---------   ---------        ------

Less dividends and
 distributions from:
   Net investment
   income...............    (0.92)     (0.83)     (0.50)     (0.22)      (0.58)     (0.63)     (0.86)      (0.90)        (0.49)
   Net realized gain....    --        --         --         --          --         --          (0.24)     --           --
   Paid-in-capital......    --        --         --          (0.25)     --         --         --          --           --
                         --------  ---------  ---------  ---------   ---------  ---------  ---------   ---------        ------

Total dividends and
 distributions..........    (0.92)     (0.83)     (0.50)     (0.47)      (0.58)     (0.63)     (1.10)      (0.90)        (0.49)
                         --------  ---------  ---------  ---------   ---------  ---------  ---------   ---------        ------

Net asset value, end of
 period................. $   9.03  $    9.33  $    9.08  $    8.55   $    9.39  $    9.11  $    9.11   $   10.38      $   9.55
                         --------  ---------  ---------  ---------   ---------  ---------  ---------   ---------        ------
                         --------  ---------  ---------  ---------   ---------  ---------  ---------   ---------        ------

TOTAL INVESTMENT
RETURN+.................     7.05%     12.60%     12.45%     (3.99)%      9.72%      7.13%     (1.75)%     19.22%         0.40%(1)

RATIOS TO AVERAGE NET
ASSETS:
Expenses................     2.02%      1.96%      1.93%      1.91%       1.87%      1.87%      1.76%       1.81%         1.90%(2)

Net investment income...     6.07%      6.39%      6.21%      5.87%       6.39%      6.78%      8.45%       9.76%         9.10%(2)

SUPPLEMENTAL DATA:
Net assets, end of
 period, in thousands...  $94,556   $114,022   $138,165   $179,563    $275,319   $324,185   $421,051    $462,709      $388,578

Portfolio turnover
 rate...................      345%       263%       254%       229%        229%       214%       245%        109%          113%(1)

---------------------
 *   Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated as Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          OCTOBER 31,
                                                                             1997++
----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  8.97
                                                                             ------
Net investment income.................................................         0.15

Net realized and unrealized gain......................................         0.05
                                                                             ------
Total from investment operations......................................         0.20
                                                                             ------
Less dividends from net investment income.............................        (0.15)
                                                                             ------
Net asset value, end of period........................................      $  9.02
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         2.27%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.46%(2)
Net investment income.................................................         6.69%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $682
Portfolio turnover rate...............................................          345%

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  8.97
                                                                             ------
Net investment income.................................................         0.14
Net realized and unrealized gain......................................         0.05
                                                                             ------
Total from investment operations......................................         0.19
                                                                             ------
Less dividends from net investment income.............................        (0.14)
                                                                             ------
Net asset value, end of period........................................      $  9.02
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         2.12%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.00%(2)
Net investment income.................................................         5.89%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $111
Portfolio turnover rate...............................................          345%

---------------------
 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          OCTOBER 31,
                                                                             1997++
----------------------------------------------------------------------------------------

CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $  8.97
                                                                             ------

Net investment income.................................................         0.16

Net realized and unrealized gain......................................         0.05
                                                                             ------

Total from investment operations......................................         0.21
                                                                             ------

Less dividends from net investment income.............................        (0.15)
                                                                             ------

Net asset value, end of period........................................      $  9.03
                                                                             ------
                                                                             ------

TOTAL INVESTMENT RETURN+..............................................         2.44%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.16%(2)

Net investment income.................................................         6.83%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $39

Portfolio turnover rate...............................................          345%

---------------------
 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER WORLD WIDE INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter World Wide Income Trust (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 17, 1997

APPENDIX
--------------------------------------------------------------------------------

RATINGS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                                  BOND RATINGS

Aaa        Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."
           Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa         Bonds which are rated Aa are judged to be of high quality by all standards.
           Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa        Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B          Bonds which are rated B generally lack characteristics of desirable investments.
           Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa        Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca         Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating catagories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                  BOND RATINGS

    A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A          Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB        Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

           Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB         Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B          Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC        Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC         The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C          The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

CI         The rating CI is reserved for income bonds on which no interest is being paid.

D          Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed.

NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                            COMMERCIAL PAPER RATINGS

    Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1        indicates that the degree of safety regarding timely payment is very strong.

A-2        indicates capacity for timely payment on issues with this designation is strong.
           However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3        indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 10, 1998

DEAN WITTER
GLOBAL SHORT-TERM
INCOME FUND INC.
----------------------------------------------------------------------

    Dean Witter Global Short-Term Income Fund Inc. (the "Fund") is an open-end, non-diversified management investment company, whose investment objective is to achieve as high a level of current income as is consistent with prudent investment risk. The Fund seeks to achieve its investment objective by investing in high quality fixed-income securities issued or guaranteed by foreign governments, issued by foreign or U.S. companies, or issued or guaranteed by the U.S. Government, its agencies and instrumentalities which have remaining maturities at the time of purchase of not more than three years. The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.

    A Prospectus for the Fund dated February 10, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc. or from Dean Witter Reynolds Inc., at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
Global Short-Term Income Fund Inc.
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

The Fund and its Management............................................................          3

Directors and Officers.................................................................          6

Investment Practices and Policies......................................................         12

Investment Restrictions................................................................         28

Portfolio Transactions and Brokerage...................................................         29

The Distributor........................................................................         31

Determination of Net Asset Value.......................................................         34

Shareholder Services...................................................................         35

Redemptions and Repurchases............................................................         39

Dividends, Distributions and Taxes.....................................................         41

Performance Information................................................................         43

Description of Common Stock............................................................         44

Custodian and Transfer Agent...........................................................         44

Independent Accountants................................................................         45

Reports to Shareholders................................................................         45

Legal Counsel..........................................................................         45

Experts................................................................................         45

Registration Statement.................................................................         45

Financial Statements--October 31, 1997.................................................         46

Report of Independent Accountants......................................................         59

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND
    The Fund was incorporated under the laws of the State of Maryland on August 2, 1990.
THE INVESTMENT MANAGER
    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Directors. Information as to these Directors and Officers is contained under the caption "Directors and Officers".

    InterCapital is also the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter American Value Fund, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter California Tax-Free Income Fund, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Utilities Fund, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Multi-State Municipal Series Trust, Dean Witter New York Municipal Money Market Trust, InterCapital Quality Municipal Investment Trust, Dean Witter Short-Term U.S. Treasury Trust, InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Quality Municipal Income Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Dean Witter Global Dividend Growth Securities, Dean Witter Global Utilities Fund, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter S&P 500 Index Fund, Dean Witter Fund of Funds, Morgan Stanley Dean Witter Competitive Edge Fund, "BEST IDEAS" PORTFOLIO, Dean Witter Capital Appreciation Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Information Fund, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, Active Assets Money Trust, Active Assets California Tax-Free Trust, Active Assets Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as:
(i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies; and (iii) investment adviser of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in DWR's International Active Assets Account program and are neither citizens nor residents of the United States.

    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.

    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares (see "The Distributor") will be paid by the Fund. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"), charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of stock certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Directors who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants;

membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.55% to the Fund's daily net assets not exceeding $500 million and 0.50% to the Fund's daily net assets exceeding $500 million. For the fiscal years ended October 31, 1995, 1996 and 1997, the Fund accrued $716,948, $504,723 and $388,672, respectively, to the Investment Manager pursuant to the Agreement.

    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

    The Investment Manager paid the organizational expenses of the Fund, in the amount of approximately $150,000, incurred prior to the offering of the Fund's shares. The Fund has reimbursed the Investment Manager for such expenses, in accordance with the terms of the Underwriting Agreement between the Fund and DWR. The Fund has deferred and is amortizing the reimbursed expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

    The Agreement was initially approved by the Board of Directors on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Directors on October 30, 1992, and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Directors of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act). Under its terms, the Agreement has an initial term ending April 30, 1999 and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Board of Directors of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Directors of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter". The Fund has also agreed that in the event the investment management contract between the Investment Manager and the Fund is terminated, or if the affiliation between the Investment Manager and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

    The Directors and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 84 Dean Witter Funds and the 14 TCW/DW Funds are shown below.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (57)                                      Chairman and Chief Executive Officer of Levitz Furniture
Director                                                Corporation (since November 1995); Director or Trustee of
c/o Levitz Furniture Corporation                        the Dean Witter Funds; formerly President and Chief
6111 Broken Sound Parkway, N.W.                         Executive Officer of Hills Department Stores (May,
Boca Raton, Florida                                     1991-July, 1995); formerly variously Chairman, Chief
                                                        Executive Officer, President and Chief Operating Officer
                                                        (1987-1991) of the Sears Merchandise Group of Sears,
                                                        Roebuck and Co.; Director of Eaglemark Financial Services,
                                                        Inc., the United Negro College Fund and Weirton Steel Cor-
                                                        poration.

Charles A. Fiumefreddo* (64)                            Chairman, Chief Executive Officer and Director of
Chairman of the Board, President, Chief                 InterCapital, Dean Witter Distributors Inc. ("Distribu-
Executive Officer and Trustee                           tors") and DWSC; Executive Vice President and Director of
Two World Trade Center                                  DWR; Chairman, Director or Trustee, President and Chief
New York, New York                                      Executive Officer of the Dean Witter Funds; Chairman,
                                                        Chief Executive Officer and Trustee of the TCW/DW Funds;
                                                        Chairman and Director of Dean Witter Trust FSB ("DWT");
                                                        Director and/ or officer of various MSDWD subsidiaries;
                                                        formerly Executive Vice President and Director of Dean
                                                        Witter Discover & Co. (until February, 1993).

Edwin J. Garn (65)                                      Director or Trustee of the Dean Witter Funds; formerly
Director                                                United States Senator (R-Utah) (1974-1992) and Chairman,
c/o Huntsman Corporation                                Senate Banking Committee (1980-1986); formerly Mayor of
500 Huntsman Way                                        Salt Lake City, Utah (1972-1974); formerly Astronaut,
Salt Lake City, Utah                                    Space Shuttle Discovery (April 12-19, 1985); Vice
                                                        Chairman, Huntsman Corporation (since January, 1993);
                                                        Director of Franklin Covey (time management systems), John
                                                        Alden Financial Corp. (health insurance), United Space
                                                        Alliance (joint venture between Lockheed Martin and the
                                                        Boeing Company) and Nuskin Asia Pacific (multilevel
                                                        marketing); member of the board of various civic and
                                                        charitable organizations.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
John R. Haire (72)                                      Chairman of the Audit Committee and Chairman of the
Director                                                Committee of the Independent Directors or Trustees and
Two World Trade Center                                  Director or Trustee of the Dean Witter Funds; Chairman of
New York, New York                                      the Audit Committee and Chairman of the Committee of the
                                                        Independent Trustees and Trustee of the TCW/DW Funds;
                                                        formerly President, Council for Aid to Education
                                                        (1978-1989) and Chairman and Chief Executive Officer of
                                                        Anchor Corporation, an Investment Adviser (1964-1978).

Wayne E. Hedien (63)                                    Retired, Director or Trustee of the Dean Witter Funds;
Director                                                Director of The PMI Group, Inc. (private mortgage
c/o Gordon Altman Butowsky                              insurance); Trustee and Vice Chairman of The Field Museum
 Weitzen Shalov & Wein                                  of Natural History; formerly associated with the Allstate
Counsel to the Independent Directors                    Companies (1966-1994), most recently as Chairman of The
114 West 47th Street                                    Allstate Corporation (March, 1993-December, 1994) and
New York, New York                                      Chairman and Chief Executive Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance Company (July,
                                                        1989-December, 1994); director of various other business
                                                        and charitable organizations.

Dr. Manuel H. Johnson (48)                              Senior Partner, Johnson Smick International, Inc., a
Director                                                consulting firm; Co-Chairman and a founder of the Group of
c/o Johnson Smick International, Inc.                   Seven Council (G7C), an international economic commission;
1133 Connecticut Avenue, N.W.                           Trustee of the TCW/DW Funds; Director of Greenwich Capital
Washington, D.C.                                        Markets Inc. (broker-dealer); Director of NASDAQ (since
                                                        June, 1995); Chairman and Trustee of the Financial
                                                        Accounting Foundation (oversight organization for the
                                                        Financial Accounting Standards Board); formerly Vice
                                                        Chairman of the Board of Governors of the Federal Reserve
                                                        System (1986-1990) and Assistant Secretary of the U.S.
                                                        Treasury (1982-1986).

Michael E. Nugent (61)                                  General Partner, Triumph Capital, L.P., a private
Director                                                investment partnership; Director or Trustee of the Dean
c/o Triumph Capital, L.P.                               Witter Funds; Trustee of the TCW/DW Funds; formerly Vice
237 Park Avenue                                         President, Bankers Trust Company and BT Capital
New York, New York                                      Corporation (1984-1988); Director of various business
                                                        organizations.

Philip J. Purcell* (54)                                 Chairman of the Board of Directors and Chief Executive
Director                                                Officer of MSDWD, DWR and Novus Credit Services Inc.;
1585 Broadway                                           Director of InterCapital, DWSC and Distributors; Director
New York, New York                                      or Trustee of the Dean Witter Funds; Director and/or
                                                        officer of various MSDWD subsidiaries.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
John L. Schroeder (67)                                  Retired; Director or Trustee of the Dean Witter Funds;
Director                                                Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky                              Utilities Company; formerly Executive Vice President and
  Weitzen Shalov & Wein                                 Chief Investment Officer of the Home Insurance Company
Counsel to the Independent Directors                    (August, 1991-September, 1995).
114 West 47th Street
New York, New York

Barry Fink (43)                                         Senior Vice President (since March, 1997) and Secretary
Vice President, Secretary                               and General Counsel (since February, 1997) of InterCapital
 and General Counsel                                    and DWSC; Senior Vice President (since March, 1997) and
Two World Trade Center                                  Assistant Secretary and Assistant General Counsel (since
New York, New York                                      February, 1997) of Distributors; Assistant Secretary of
                                                        DWR (since August, 1996); Vice President, Secretary and
                                                        General Counsel of the Dean Witter Funds and the TCW/ DW
                                                        Funds (since February, 1997); previously First Vice
                                                        President (June, 1993-February, 1997), Vice President
                                                        (until June, 1993) and Assistant Secretary and Assistant
                                                        General Counsel of InterCapital and DWSC and Assistant
                                                        Secretary of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta (37)                                    Senior Vice President of InterCapital; Vice President of
Vice President                                          various Dean Witter Funds.
Two World Trade Center
New York, New York

Anne Pickrell (44)                                      Vice President of InterCapital (since April 1996); Vice
Vice President                                          President of various Dean Witter Funds; formerly Assistant
Two World Trade Center                                  Vice President of InterCapital (April 1992-April 1996).
New York, New York

Thomas F. Caloia (51)                                   First Vice President and Assistant Treasurer of
Treasurer                                               InterCapital and DWSC; Treasurer of the Dean Witter Funds
Two World Trade Center                                  and the TCW/DW Funds.
New York, New York

------------------------
 *Denotes Directors who are "interested persons" of the Fund, as defined in the Act.

    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President and Director of DWR and Director of SPS Transaction Services Inc. and various other MSDWD subsidiaries, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT and Director of DWT, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWT, and Kevin Hurley, Paul
D. Vance and Ira N. Ross, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund. Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, LouAnne D. McInnis, Ruth Rossi and Carsten Otto, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF DIRECTORS, THE INDEPENDENT DIRECTORS, AND THE COMMITTEES

    The Board of Directors consists of nine (9) directors. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Directors. As of the date of this Statement of Additional Information, there are a total of 84 Dean Witter Funds, comprised of 128 portfolios. As of December 31, 1997, the Dean Witter Funds had total net assets of approximately $93.7 billion and more than six million shareholders.

    Seven Directors (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Directors. The other two Directors (the "management Directors") are affiliated with InterCapital. Four of the seven independent Directors are also Independent Trustees of the TCW/DW Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Dean Witter Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Directors who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the Independent Directors serve as members of the Audit Committee and the Committee of the Independent Directors. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the three Committees held a combined total of seventeen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Directors or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Directors is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT DIRECTORS AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Directors and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Directors to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Directors and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Directors.

    The Chairman of the Committee of the Independent Directors and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee/Director of the Dean Witter Funds and as an Independent Trustee and as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS FOR ALL DEAN WITTER FUNDS

    The Independent Directors and the Funds' management believe that having the same Independent Directors for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Directors of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Directors, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT DIRECTORS

    The Fund pays each Independent Director an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Directors or committees of the Board of Directors attended by the Director (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Directors an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Directors are paid a single meeting fee by the Fund. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    The following table illustrates the compensation paid to the Fund's Independent Directors by the Fund for the fiscal year ended October 31, 1997.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT DIRECTOR                                     FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,700
Edwin J. Garn.................................................       1,900
John R. Haire.................................................       3,850
Wayne E. Hedien...............................................         482
Dr. Manuel H. Johnson.........................................       1,850
Michael E. Nugent.............................................       1,900
John L. Schroeder.............................................       1,900

    The following table illustrates the compensation paid to the Fund's Independent Directors for the calendar year ended December 31, 1997 for services to the 84 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       84 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 84 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     84 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $133,602           --                 --               --            $133,602
Edwin J. Garn..............       149,702           --                 --               --             149,702
John R. Haire..............       149,702           $73,725           $157,463        $ 25,350         406,240
Wayne E. Hedien............        39,010           --                 --               --              39,010
Dr. Manuel H. Johnson......       145,702            71,125            --               --             216,827
Michael E. Nugent..........       149,702            73,725            --               --             223,427
John L. Schroeder..........       149,702            73,725            --               --             223,427

    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Director who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Director referred to as an "Eligible Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Director is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the

Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director for service to the Adopting Fund in the five year period prior to the date of the Eligible Director's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Fund for the fiscal year ended October 31, 1997 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Directors, to commence upon their retirement, from the Fund as of October 31, 1997 and from the 57 Dean Witter Funds as of December 31, 1997.

          RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS

                                                 FOR ALL ADOPTING FUNDS
                                               ---------------------------                              ESTIMATED ANNUAL
                                                ESTIMATED                     RETIREMENT BENEFITS           BENEFITS
                                                 CREDITED                     ACCRUED AS EXPENSES             UPON
                                                  YEARS        ESTIMATED                                 RETIREMENT(2)
                                                OF SERVICE     PERCENTAGE    ---------------------      ----------------
                                                    AT             OF                    BY ALL          FROM   FROM ALL
                                                RETIREMENT      ELIGIBLE     BY THE     ADOPTING         THE    ADOPTING
NAME OF INDEPENDENT TRUSTEE                    (MAXIMUM 10)   COMPENSATION    FUND       FUNDS           FUND    FUNDS
---------------------------------------------  ------------   ------------   ------   ------------      ------  --------
Michael Bozic................................       10           50.0%        $372    $     20,499      $  925  $ 47,025
Edwin J. Garn................................       10           50.0          534          30,878         925    47,025
John R. Haire................................       10           50.0         (798)        (19,823)(3)   2,246   127,897
Wayne E. Hedien..............................        9           42.5            0               0         794    39,971
Dr. Manuel H. Johnson........................       10           50.0          225          12,832         925    47,025
Michael E. Nugent............................       10           50.0          383          22,546         925    47,025
John L. Schroeder............................        8           41.7          714          39,350         771    39,504

------------------------
(1) An Eligible Director may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Director and his or her spouse on the date of such Eligible Director's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Director and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Director may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until June 1, 1998.

    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Directors as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    As discussed in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches, insurance companies and other dealers whose assets total $1 billion or more, or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When the Fund's Investment Manager believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities, high grade debt securities or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    Where, for example, the Fund is hedging a portfolio position consisting of foreign fixed-income securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell or purchase an amount of the relevant foreign currency equal to some or all of the principal value of the security.

    At times when the Fund has written a call or put option on a fixed-income security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call currency option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times cash, U.S. Government securities or other appropriate high grade debt obligations in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OPTIONS AND FUTURES TRANSACTIONS

    As discussed in the Prospectus, the Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities (and the currencies in which they are denominated) and engaging in transactions involving futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and on various foreign currencies are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell, to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OPTIONS ON GNMA CERTIFICATES. Currently, options on GNMA Certificates are only traded over-the-counter. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to maintain its cover. A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time, as such decline may increase the prepayments made on other mortgage pools. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a Certificate which represents cover. When the Fund closes out its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

    The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Fund resulting from an increase in the U.S. dollar value of the foreign security. However, the Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. The Fund may also write options to close out long put and call option positions.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Investment Manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    OTC OPTIONS. Exchange-listed options are issued by the OCC (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    COVERED CALL WRITING. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities and on the U.S. Dollar and foreign currencies in which they are denominated, without limit, in order to aid in achieving its investment objectives. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, theand premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    COVERED CALL WRITING. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities and on the U.S. Dollar and foreign currencies in which they are denominated, without limit, in order to aid in achieving its investment objectives. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the

Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, theand premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    COVERED CALL WRITING. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities and on the U.S. Dollar and foreign currencies in which they are denominated, without limit, in order to aid in achieving its investment objectives. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, theand premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    COVERED CALL WRITING. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities and on the U.S. Dollar and foreign currencies in which they are denominated, without limit, in order to aid in achieving its investment objectives. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency. However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

    Options written by the Fund will normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options Transactions," below.

    COVERED PUT WRITING. As stated in the Prospectus, as a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for three purposes: (1) to receive the income derived from the premiums paid by purchasers; (2) when the Investment Manager wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (3) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    PURCHASING CALL AND PUT OPTIONS. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities (currencies) which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. In writing puts, the Fund assumes the risk of loss should the market value of the underlying securities decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government securities or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

    As discussed in the Prospectus, the Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Fund's management.

    Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchange or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The extent to which the Fund may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    FUTURES CONTRACTS. As stated in the Prospectus, the Fund may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), that are traded on U.S. and foreign commodity exchanges, on such underlying securities as U.S. Treasury bonds, notes and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency futures") and on such indexes of U.S. and foreign securities as may exist or come into being ("index" futures).

    The Fund will purchase or sell interest rate futures contracts for the purpose or hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities fall, the Fund may sell an interest rate futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of securities held by the Fund may fall, the Fund may sell an index futures contract. Conversely, if the Fund wishes to hedge against anticipated price rises in those securities which the Fund intends to purchase, the Fund may purchase an index futures contract.

    The Fund will purchase or sell currency futures on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. The Fund will enter into currency futures contracts for the same reasons as set forth above for entering into forward foreign currency contracts; namely, to "lock-in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's (or anticipated portfolio security's) denominated currency vis-a-vis a different currency.

    In addition to the above, interest rate, index and currency futures will be bought or sold in order to close out a short or long position maintained by the Fund in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    INTEREST RATE FUTURES CONTRACTS. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities or other liquid portfolio securities called "variation margin," with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    CURRENCY FUTURES. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Investment Manager will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, West German marks, Canadian dollars, British pound, Swiss franc and European currency unit.

    Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

    Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Investment Manager's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

    INDEX FUTURES CONTRACTS. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The successful use of futures and related options depends on the ability of the Investment Manager to accurately predict market and interest rate movements. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Fund. However, it is possible that the futures market may advance and the value of securities (or the currency in which they are denominated) held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities (currencies) decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    If the Fund has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    As stated in the Prospectus, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities or currency markets and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

    As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    The extent to which the Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

OTHER INVESTMENT POLICIES

    REPURCHASE AGREEMENTS. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. A repurchase agreement may be viewed as a type of secured lending by the Fund which typically involves the acquisition by the Fund of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, is always at least equal to the purchase price plus accrued interest. If required, additional collateral will be requested from the counterparty and when received added to the account to maintain full collateralization. In the event the original seller defaults on its obligations to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed.

    The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. Repurchase agreements will be transacted only with large, well-capitalized and well-established financial institutions whose financialor prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    The extent to which the Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

OTHER INVESTMENT POLICIES

    REPURCHASE AGREEMENTS. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. A repurchase agreement may be viewed as a type of secured lending by the Fund which typically involves the acquisition by the Fund of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, is always at least equal to the purchase price plus accrued interest. If required, additional collateral will be requested from the counterparty and when received added to the account to maintain full collateralization. In the event the original seller defaults on its obligations to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed.

    The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. Repurchase agreements will be transacted only with large, well-capitalized and well-established financial institutions whose financial condition will be continuously monitored by the management of the Fund subject to procedures established by the Directors. The procedures also require that the collateral underlying the agreement be specified.

    REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities (i.e. U.S. Government securities) equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Fund and, in accordance with legal requirements, the Fund will maintain an asset coverage (including the proceeds) of at least 300% with respect to all reverse repurchase agreements. Reverse repurchase agreements may not exceed 10% of the Fund's total assets. The Fund will make no purchases of portfolio securities while it is still subject to a reverse repurchase agreement.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. As discussed in the Prospectus, from time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Fund's management and the Directors do not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

    WHEN, AS AND IF ISSUED SECURITIES. As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund's management and the Directors do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or appropriate high grade debt obligations, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Fund's management pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Directors of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. The Fund has not to date nor does it presently intend to lend any of its portfolio securities in the foreseeable future.

    PORTFOLIO TURNOVER. Although it is anticipated that portfolio turnover will not exceed 200% in any one year, the Fund's portfolio turnover rate for the fiscal year ended October 31, 1997 was 264%. The portfolio turnover rate was higher than usual due to temporary uncertainity regarding the progress of the European Monetary Union early in the year, necessitating a reallocation of the Fund's investments within European markets, and subsequently, from Europe to the U.S. market.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

        1. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

        2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the
    Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

        3. Borrow money (except insofar as the Fund may be deemed to have borrowed by entrance into a reverse repurchase agreement up to an amount not exceeding 10% of the Fund's total assets), except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). The Fund will not purchase portfolio securities while any borrowings, including reverse repurchase agreements, of the Fund are outstanding.

        4. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a)
    entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options;
    (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

        5. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

        6. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        7. Invest for the purpose of exercising control or management of any other issuer.

        8. Purchase or sell commodities or commodities contracts except that the Fund may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

        9. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)

       10. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

       11. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition.

       12. Invest more than 5% of its net assets in warrants (valued at the lower of cost or market), including not more than 2% of such assets which are not listed on the New York or American Stock Exchange. However, warrants acquired by the Fund in units or attached to other securities may be deemed to be without value.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to the general supervision of the Board of Directors, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended October 31, 1995, 1996 and 1997 the Fund paid $9,450, $2,100 and $14,578, respectively, in brokerage commissions on portfolio securities transactions.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR and Morgan Stanley & Co. Incorporated must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the Directors who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund did not pay DWR any brokerage commissions during the fiscal year ended October 31, 1997.

    Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage. To the extent Section 11(a) would apply to acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate written consents have been given in Rule 11a2-2(T).

THE DISTRIBUTOR
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Directors of the Fund, including a majority of the Directors who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Directors"), approved, at their meeting held on October 30, 1992, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. The current Distribution Agreement is substantively identical to the Fund's previous distribution agreement in all material respects, except for the dates of effectiveness. The current Distribution Agreement took effect on June 30, 1993, upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC. By its terms, the Distribution Agreement had an initial term ending April 30, 1994, and provides that it will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 24, 1997, the Directors, including all of the Independent Directors, approved the continuation of the Distribution Agreement until April 30, 1998.

    The Distributor bears all expenses incurred in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

    PLAN OF DISTRIBUTION. To compensate the Distributor for the services provided and for the expenses borne by the Distributor or any selected dealer under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. The Distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Redemption and Repurchases--Contingent Deferred Sales Charge" in the Prospectus). The Distributor of the shares of the Fund has informed the Fund that it received approximately $106,991, $32,838 and 17,250 in contingent deferred sales charges for the fiscal years ended October 31, 1995, 1996 and 1997, respectively.

    At their meeting held on October 30, 1992, the Directors of the Fund, including all of the Directors who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Directors"), approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon the reorganization described above the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as they had been before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Directors, including a majority of the Independent 12b-1 Directors, also approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of Fair Practice. At their meeting held on October 26, 1995, the Directors of the Fund, including all of the Independent 12b-1 Directors, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization.

    The Distributor has informed the Fund that a portion of the fees payable by the Fund each year pursuant to the Plan equal to 0.25% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (of which thevDistributor is a member). Such portion of the fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by the Fund is characterized as an "asset-based sales charge" as defined in the aforementioned Rules of Fair Practice.

    Pursuant to the Plan and as required by Rule 12b-1, the Directors receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. The Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended October 31,

1997, of $530,008. This amount is equal to payments required to be paid monthly by the Fund which were computed at the annual rate of 0.75% of the average daily net assets. This 12b-1 fee is treated by the Fund as an expense in the year it is accrued.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the three years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 3% of the amount sold and an annual residual commission of up to 0.25 of 1% of the current value of the amount sold. The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and its opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund paid 100% of the $530,008 accrued under the Plan for the fiscal year ended October 31, 1997 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $23,503,404 on behalf of the Fund since the inception of the Fund. It is estimated that this amount was spent in approximately the following ways: (i) 9.01% ($2,117,863) -- advertising and promotional expenses; (ii) 0.80% ($188,821) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 90.19% ($21,196,720) -- other expenses, including the gross sales credit and the carrying charge, of which 10.06% ($2,132,588) represents carrying charges, 35.20% ($7,461,701)
represents commission credits to DWR branch offices for payments of commissions to account executives and 54.74% ($11,602,431) represents overhead and other branch office distribution-related expenses.

    At any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. DWR has advised the Fund that such excess amount, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's shares, totalled $7,269,740 as of October 31, 1997. Because there is no requirement under the Plan that the Distributor be reimbursed for all its expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

    No interested person of the Fund, nor any Director of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    Under its terms, the Plan had an initial term ending April 30, 1991, and provided that it will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Directors, including a majority of the Independent 12b-1 Directors. The Plan was initially submitted to and approved by the Directors of the Fund, including a majority of the Independent 12b-1 Directors, at their meeting held on April 29, 1992 and subsequently by the shareholders at the Special Meeting of Shareholders held on June 24, 1992. Continuation of the Plan was most recently approved by the Directors, including a majority of the Independent 12b-1 Directors, on April 24, 1997 at a meeting called for the purpose of voting on such Plan. At that meeting, the Directors and the Independent 12b-1 Directors, after evaluating all the information they deemed necessary to make an informed determination of whether or not the Plan should be continued, approved the continuation of the Plan until April 30, 1998. In making their determination to continue the Plan, the Directors considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Directors of the Fund, including each of the Independent 12b-1 Directors, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Directors' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Director in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Directors shall be committed to the discretion of the Independent Directors.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Directors. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) on each day that the New York Stock Exchange is open and on each other day in which there is a sufficient degree of trading in the Fund's investments to affect the net asset value, except that the net asset value may not be computed on a day on which no orders to purchase, or tenders to sell or redeem, Fund shares have been received, by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Board of Directors has adopted a procedure to value over-the-counter options purchased or sold by the Fund whereby the Investment Manager will secure daily bid and asked quotations from the counterparty to the option, and value the option at the mean of such bid and asked quotations.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Fund's Transfer Agent, Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

    TARGETED DIVIDENDS.-SM- In states where it is legally permissable, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end Dean Witter Fund other than Dean Witter Global Short-Term Income Fund Inc. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution, and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends Program. Investors should review the prospectus of the Targeted Dean Witter Fund before entering the program.

    EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge" in the Prospectus). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Redemptions and Repurchases-- Contingent Deferred Sales Charge").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by a commercial bank or trust company (not a savings bank), or by a member of a national securities exchange. A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Dean Witter Global Short-Term Income Fund Inc., directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for Class B shares of Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds"). Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term Bond Fund, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge," a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any Dean Witter Multi-Class Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the the Exchange Fund shares were acquired) the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of an Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in the Fund or in a Dean Witter Multi-Class Fund. However, in the case of shares exchanged for shares of an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into the Fund or a Dean Witter Multi-Class Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of the Fund or of a Dean Witter Multi-Class Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in the Fund or in a Dean Witter Multi-Class Fund.

    If shares of the Fund are exchanged for shares of a Dean Witter Multi-Class Fund having a CDSC which is imposed at a higher rate or is subject to a different time schedule than the CDSC imposed upon a redemption of a share of the Fund, the higher CDSC will be imposed upon redemption of shares of the fund exchanged into. Likewise, if shares of a Dean Witter Multi-Class Fund are exchanged for shares of the Fund, upon redemption of shares of the Fund, a CDSC will be imposed in accordance with the CDSC schedule applicable to the fund with the higher CDSC. Moreover, if shares of the Fund are exchanged for shares of a Dean Witter Multi-Class Fund with a different CDSC schedule imposing a higher CDSC and are subsequently exchanged again for shares of the Fund, the higher CDSC will still apply upon ultimate redemption of shares of the Fund.

    When shares initially purchased in the Fund or in a Dean Witter Multi-Class Fund are exchanged for shares of the Fund, shares of a Dean Witter Multi-Class Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions (of the Fund or another Dean Witter Fund) and (iii) acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge, or for shares of other Dean Witter Funds for which shares of Dean Witter Funds sold with a front-end sales charge have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in a block in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter New York Municipal Money Market Trust, Dean Witter Tax-Free Daily Income Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment the Class B Exchange Privilege account is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Class B Exchange Privilege account is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Class B Exchange Privilege Account of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of an Exchange Fund pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective(s), policies and restrictions.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus or a new prospectus.

    CONTINGENT DEFERRED SALES CHARGE. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding three years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than three years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus
(c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding three years. The CDSC will be paid to the Distributor.

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last three years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than three years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than three years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                                                    CONTINGENT DEFERRED
                    YEAR SINCE                       SALES CHARGE AS A
                     PURCHASE                          PERCENTAGE OF
                   PAYMENT MADE                       AMOUNT REDEEMED
           ----------------------------             -------------------
First.............................................            3.0%
Second............................................            2.0%
Third.............................................            1.0%
Fourth and thereafter.............................         None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable three year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past three years and amounts equal to the current value of shares purchased more than three years prior to the redemption and shares purchased through reinvestment of dividends or distributions or acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. The CDSC will be imposed in accordance with the table shown above, on any redemptions within three years of purchase which are in excess of these amounts and which redemptions are not (a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described in the Prospectus.

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in "good order". Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the proceeds of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within 30 days after the date of redemption or repurchase reinstate any portion of all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders would include such undistributed gains in their income and shareholders will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be generally short-term gains or losses. The Treasury intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduced the maximum tax on long-term capital gains from 28% to 20%; however, it also lengthened the required holding period to obtain this lower rate from more than twelve months to more than eighteen months. These lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.

    The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders. In addition, the Fund intends to distribute to its shareholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains during the six-month period.

    Dividends, interest and capital gains received by the Fund may give rise to withhholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund would be eligible and would determine whether or not to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable income or, alternatively, use them as foreign tax credits against their United States income taxes. The Fund will report annually to its shareholders the amount per share of such withholding.

    SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund. The Fund may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

    Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended October 31, 1997, the Fund's yield, calculated pursuant to the formula described above, was 4.70%.

    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total return of the Fund for the fiscal year ended October 31, 1997, for the five years ended October 31, 1997 and for the period November 1, 1990 (commencement of operations) through October 31, 1997 were 2.07%, 6.16% and 6.00%, respectively.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable contingent deferred sales charge. Based on this calculation, the average annual total return for the Fund for the fiscal year ended October 31, 1997, for the five years ended October 31, 1997 and for the period November 1, 1990 through October 31, 1997 were 4.88%, 6.16% and 6.00%, respectively.

    In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any contingent deferred sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the fiscal year ended October 31, 1997, for the five years ended October 31, 1997 and for the period November 1, 1990 through October 31, 1997 were 4.88%, 34.82% and 50.38%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable contingent deferred sales charge) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $15,038, $75,190 and $150,380, respectively, at October 31, 1997.

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF COMMON STOCK
--------------------------------------------------------------------------------

    The Fund is authorized to issue 500,000,000 shares of common stock of $0.01 par value. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. All shares are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. Except for agreements entered into by the Fund in its ordinary course of business within the limitations of the Fund's fundamental investment policies (which may be modified only by shareholder vote), the Fund will not issue any securities other than common stock.

    The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

    The Fund's By-Laws provide that one or more of the Fund's Directors may be removed, either with or without cause, at any time by the affirmative vote of the Fund's shareholders holding a majority of the outstanding shares entitled to vote for the election of Directors. A special meeting of the shareholders of the Fund will be called by the Fund's Secretary upon the written request of shareholders entitled to vote at least 10% of the Fund's outstanding shares. The Fund will also comply with the provisions of Section 16(c) of the Act.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Chase Manhattan Bank, One Chase Plaza, New York, New York 10005 is the Custodian of the Fund's assets in the United States and around the world. As Custodian, The Chase Manhattan Bank has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment

Manager and Dean Witter Distributor Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust FSB receives a per shareholder account fee.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on October 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Directors.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The financial statements of the Fund for the year ended October 31, 1997 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997

  PRINCIPAL
  AMOUNT IN                                                                                 COUPON   MATURITY
  THOUSANDS                                                                                  RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
               GOVERNMENT & CORPORATE BONDS (72.3%)
               GREECE (2.3%)
               GOVERNMENT OBLIGATION
GRD   397,000  Republic of Greece+........................................................  11.00%    11/26/99  $ 1,392,427
                                                                                                                -----------
               ITALY (3.1%)
               GOVERNMENT OBLIGATION
ITL  2,950,000 Italy Treasury Bond+.......................................................   9.50     02/01/01    1,937,515
                                                                                                                -----------
               SPAIN (5.3%)
               GOVERNMENT OBLIGATION
ESP   455,000  Spain Treasury Bond........................................................  11.45     08/30/98    3,277,923
                                                                                                                -----------
               UNITED STATES (61.6%)
               BANKS (33.6%)
$       3,000  Bank One Columbus+.........................................................   7.375    12/01/02    3,149,130
        3,000  Bankers Trust NY Corp......................................................   8.125    04/01/02    3,207,030
        2,000  Chase Manhattan Corp.......................................................   7.50     12/01/97    2,002,780
        2,000  Chase Manhattan Corp.......................................................   9.75     11/01/01    2,249,020
        1,020  First Interstate+..........................................................  11.00     03/05/98    1,037,523
        1,910  NationsBank Corp...........................................................   6.625    01/15/98    1,913,744
        5,000  NBD Bank N.A.+.............................................................   6.85     05/11/98    5,032,450
        2,000  Wachovia Corp.+............................................................   7.00     12/15/99    2,039,120
                                                                                                                -----------
                                                                                                                 20,630,797
                                                                                                                -----------
               U.S. GOVERNMENT & AGENCY OBLIGATIONS (28.0%)
       12,745  Federal National Mortgage Assoc............................................   7.00    12/01/11-
                                                                                                      09/01/12   12,911,773
        4,150  U.S. Treasury Note+........................................................   6.125    08/15/07    4,241,425
                                                                                                                -----------
                                                                                                                 17,153,198
                                                                                                                -----------

               TOTAL UNITED STATES............................................................................   37,783,995
                                                                                                                -----------

               TOTAL GOVERNMENT & CORPORATE BONDS
               (IDENTIFIED COST $44,181,093)..................................................................   44,391,860
                                                                                                                -----------

               SHORT-TERM INVESTMENTS (24.0%)
               TIME DEPOSITS (a) (21.2%)
               CANADA (2.0%)
               BANKING - INTERNATIONAL
Ca$      1,705 Chase Manhattan Bank.......................................................   3.375    11/06/97    1,210,594
                                                                                                                -----------

               DENMARK (3.8%)
               BANKING - INTERNATIONAL
DKr    15,234  Unibank....................................................................   3.70     11/07/97    2,320,664
                                                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997, CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                                 COUPON   MATURITY
  THOUSANDS                                                                                  RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
               GREECE (3.5%)
               BANKING - INTERNATIONAL
GRD   591,800  Bankers Trust..............................................................  13.20%    11/28/97  $ 2,170,626
                                                                                                                -----------

               ITALY (3.2%)
               BANKING - INTERNATIONAL
ITL  3,339,562 Morgan Guaranty Trust Co...................................................   6.65     11/05/97    1,972,990
                                                                                                                -----------

               SWEDEN (3.8%)
               BANKING - INTERNATIONAL
SEK     8,288  Unibank....................................................................   4.15     11/07/97    1,104,551
        9,000  Bank of New York...........................................................   3.75     11/07/97    1,199,441
                                                                                                                -----------

               TOTAL SWEDEN...................................................................................    2,303,992
                                                                                                                -----------

               UNITED STATES (4.9%)
               BANKING - INTERNATIONAL
$       3,000  Bank of America............................................................   5.35     11/03/97    3,000,000
                                                                                                                -----------

               TOTAL TIME DEPOSITS
               (IDENTIFIED COST $12,832,970)..................................................................   12,978,866
                                                                                                                -----------

               GOVERNMENT OBLIGATION (b) (2.8%)
               GERMANY
 DEM    3,000  German Treasury Bill                                                          3.23     01/16/98    1,727,847
               (AMORTIZED COST $1,677,099)................................................
                                                                                                                -----------

               TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST $14,510,069)..................................................................   14,706,713
                                                                                                                -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $58,691,162)(C)...........................................................   96.3 %   59,098,573

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    3.7      2,279,115
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 61,377,688
                                                                                             ------  ------------
                                                                                             ------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997, CONTINUED

---------------------

 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a)  Subject to withdrawal restrictions until maturity.
(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $668,838 and the aggregate gross unrealized depreciation is $261,427, resulting in net unrealized appreciation of $407,411.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1997:

                        IN                        UNREALIZED
   CONTRACTS         EXCHANGE      DELIVERY      APPRECIATION
  TO DELIVER           FOR           DATE       (DEPRECIATION)
---------------------------------------------------------------
DKr 15,244,960      $2,336,020     11/07/97          13,686
DEM 5,760,000       $3,355,470     01/30/98         (45,658)
                                                ---------------
  Net
  unrealized
depreciation...                                    $(31,972)
                                                ---------------
                                                ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $58,691,162).............................  $59,098,573
Unrealized appreciation on open forward foreign contracts...       13,686
Foreign currency............................................        4,068
Receivable for:
    Investments sold........................................    1,508,675
    Compensensated forward foreign currency contracts.......    1,110,830
    Interest................................................      870,240
    Capital stock sold......................................       58,260
Prepaid expenses and other assets...........................       29,473
                                                              -----------

     TOTAL ASSETS...........................................   62,693,805
                                                              -----------

LIABILITIES:
Unrealized depreciation on open forward foreign contracts...       45,658
Payable to bank.............................................      137,469
Payable for:
    Compensated forward foreign currency contracts..........      611,044
    Capital stock repurchased...............................      297,465
    Plan of distribution fee................................       39,117
    Investment management fee...............................       28,686
    Dividends to shareholders...............................       23,338
Accrued expenses and other payables.........................      133,340
                                                              -----------

     TOTAL LIABILITIES......................................    1,316,117
                                                              -----------

     NET ASSETS.............................................  $61,377,688
                                                              -----------
                                                              -----------

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $67,956,823
Net unrealized appreciation.................................      370,965
Dividends in excess of net investment income................     (453,928)
Accumulated net realized loss...............................   (6,496,172)
                                                              -----------

     NET ASSETS.............................................  $61,377,688
                                                              -----------
                                                              -----------

NET ASSET VALUE PER SHARE,
 6,961,037 SHARES OUTSTANDING (500,000,000 SHARES AUTHORIZED
 OF$.01 PAR VALUE)..........................................
                                                                    $8.82
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997

NET INVESTMENT INCOME:

INTEREST INCOME (net of $43,215 foreign withholding tax)....  $ 5,400,162
                                                              -----------

EXPENSES
Plan of distribution fee....................................      530,008
Investment management fee...................................      388,672
Transfer agent fees and expenses............................       80,080
Professional fees...........................................       78,537
Shareholder reports and notices.............................       60,818
Custodian fees..............................................       58,656
Registration fees...........................................       46,155
Directors' fees and expenses................................       16,903
Other.......................................................        7,680
                                                              -----------

     TOTAL EXPENSES.........................................    1,267,509
                                                              -----------

     NET INVESTMENT INCOME..................................    4,132,653
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments.............................................   (3,954,138)
    Futures contracts.......................................      270,856
    Foreign exchange transactions...........................    3,669,056
                                                              -----------

     NET LOSS...............................................      (14,226)
                                                              -----------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................     (731,226)
    Translation of forward foreign currency contracts, other
      assets and
      liabilities denominated in foreign currencies.........     (208,054)
                                                              -----------

     NET DEPRECIATION.......................................     (939,280)
                                                              -----------

     NET LOSS...............................................     (953,506)
                                                              -----------

NET INCREASE................................................  $ 3,179,147
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 1997   OCTOBER 31, 1996
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................    $  4,132,653       $  6,030,423
Net realized gain (loss)....................................         (14,226)         4,923,619
Net change in unrealized depreciation.......................        (939,280)          (157,589)
                                                              ----------------   ----------------

     NET INCREASE...........................................       3,179,147         10,796,453

Dividends from net investment income........................      (8,518,932)        (5,418,221)
Net decrease from capital stock transactions................     (13,908,008)       (31,691,587)
                                                              ----------------   ----------------

     NET DECREASE...........................................     (19,247,793)       (26,313,355)

NET ASSETS:
Beginning of period.........................................      80,625,481        106,938,836
                                                              ----------------   ----------------

     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME
    OF $453,928 AND UNDISTRIBUTED NET INVESTMENT INCOME OF
    $3,329,736, RESPECTIVELY)...............................    $ 61,377,688       $ 80,625,481
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Global Short-Term Income Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to achieve as high a level of current income as is consistent with prudent investment risk. The Fund was incorporated in Maryland on August 2, 1990 and commenced operations on November 1, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures contracts are valued at the latest sale price on the commodities exchange on which they trade unless the Directors determine that such price does not reflect their market value, in which case it will be valued at fair value as determined by the Directors; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.55% to the portion of the daily net assets not exceeding $500 million and 0.50% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

daily and payable monthly, at an annual rate of 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gains distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $7,269,740 at October 31, 1997.

The Distributor has informed the Fund that for the year ended October 31, 1997, it received $17,250 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $154,406,212 and $166,741,713, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $63,205,850 and $48,207,977, respectively.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $1,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1997 included in Directors' fees and expenses in the Statement of Operations amounted to $2,081. At October 31, 1997, the Fund had an accrued pension liability of $46,264 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                          FOR THE YEAR                FOR THE YEAR
                                                              ENDED                      ENDED
                                                        OCTOBER 31, 1997            OCTOBER 31, 1996
                                                    -------------------------  --------------------------
                                                      SHARES        AMOUNT       SHARES        AMOUNT
                                                    -----------  ------------  -----------  -------------
Sold..............................................   18,695,388  $166,394,203    9,251,527  $  85,394,562
Reinvestment of dividends.........................      566,141     5,089,726      348,451      3,177,482
                                                    -----------  ------------  -----------  -------------
                                                     19,261,529   171,483,929    9,599,978     88,572,044
Repurchased.......................................  (20,837,578) (185,391,937) (13,089,159)  (120,263,631)
                                                    -----------  ------------  -----------  -------------
Net decrease......................................   (1,576,049) $(13,908,008)  (3,489,181) $ (31,691,587)
                                                    -----------  ------------  -----------  -------------
                                                    -----------  ------------  -----------  -------------

6. FEDERAL INCOME TAX STATUS

At October 31, 1997, the Fund had an approximate net capital loss carryover of $6,970,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

     AMOUNTS IN THOUSANDS
------------------------------
 2001    2002    2003    2005
------  ------  ------  ------
$  741  $4,853  $1,162  $  214
------  ------  ------  ------
------  ------  ------  ------

As of October 31, 1997, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts and permanent book/tax differences primarily attributable to

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

foreign currency gains. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and dividends in excess of net investment income was credited $602,615.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into forward written options on interest rate futures and interest rate future contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1997, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.

At October 31, 1997, the Fund held a concentration of investments in securities of issuers in the banking industry representing 54.8% of the Fund's net assets.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                               FOR THE YEAR ENDED OCTOBER 31
                                     ---------------------------------------------------------------------------------
                                       1997        1996        1995        1994        1993        1992        1991
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................  $    9.44   $    8.89   $   8.73    $   9.23    $   9.41    $   9.77    $   10.00
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

Net investment income..............       0.52        0.61       0.54        0.72        0.70        0.82         0.95
Net realized and unrealized gain
 (loss)............................      (0.08)       0.48       0.16       (0.66)      (0.27)      (0.46)       (0.23)
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

Total from investment operations...       0.44        1.09       0.70        0.06        0.43        0.36         0.72
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

Less dividends and distributions
 from:
   Net investment income...........      (1.06)      (0.54)     (0.44)      (0.13)      (0.61)      (0.72)       (0.95)
   Paid-in-capital.................     --          --          (0.10)      (0.43)      --          --          --
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

Total dividends and
 distributions.....................      (1.06)      (0.54)     (0.54)      (0.56)      (0.61)      (0.72)       (0.95)
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

Net asset value, end of period.....  $    8.82   $    9.44   $   8.89    $   8.73    $   9.23    $   9.41    $    9.77
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

TOTAL INVESTMENT RETURN+...........       4.88%      12.66%      8.27%       0.65%       4.72%       3.76%        7.49%

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................       1.79%       1.66%      1.68%       1.63%       1.55%       1.55%        1.61%

Net investment income..............       5.85%       6.57%      6.17%       6.35%       6.97%       8.43%        9.49%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................    $61,378     $80,625    $106,939    $170,117    $305,278    $441,191    $462,263

Portfolio turnover rate............        264%        138%       188%        123%        221%        149%           8%

---------------------
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Global Short-Term Income Fund Inc. (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the seven years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 17, 1997

               MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
                                     PART C
                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION

    The response to this item is incorporated herein by reference to Item 27 of, and Exhibit 1, to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, dated February 6, 1998 which was filed electronically pursuant to Regulation S-T on February 6, 1998 ("Post-Effective Amendment No. 11") as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-5744 and 33-26375) filed on December 29, 1988 (the "Registration Statement").

ITEM 16. EXHIBITS


 (1)  (a)  Declaration of Trust dated October 13, 1988 ("Declaration of Trust")
           (incorporated herein by reference to Exhibit 1 of Registrant's initial Registration Statement)

      (b) Amendment Establishing and Designating Additional Classes of Shares to Declaration of Trust (incorporated herein by reference to Exhibit
           1 to Post-Effective Amendment No. 10)

 (2) Amended and Restated By-Laws of Registrant (incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 11)

 (3)  Not Applicable

 (4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus)

 (5)  Not Applicable

 (6)  Amended Investment Management Agreement between the Registrant and Morgan
      Stanley Dean Witter Advisors Inc. (incorporated herein by reference to
      Exhibit 6 to Registrant's initial Registration Statement on Form N-14 (the
      "Initial Form N-14"))

 (7)  (a)  Amended Distribution Agreement between Registrant and Morgan Stanley
           Dean Witter Distributors Inc. (incorporated herein by reference to
           Exhibit 7 to the Initial Form N-14)

      (b) Form of Selected Dealer's Agreement (incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 8 to Registrant's
           Registration Statement ("Post-Effective Amendment No. 8")).

 (8)  Not Applicable

 (9) (a) Custody Agreement dated September 20, 1991 (incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 8)

      (b) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB (incorporated herein by reference to Exhibit 9 to the Initial Form N-14)

(10)  (a)  Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997 (incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 10)

      (b) Amended Multiple Class Plan pursuant to Rule 18f-3 (incorporated herein by reference to Exhibit 10 to the Initial Form N-14)

(11)  (a)  Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein
           (incorporated herein by reference to Exhibit 11 to the Initial Form
           N-14)

      (b) Opinion and consent of Lane Altman & Owens LLP (incorporated herein by reference to Exhibit 11 to the Initial Form N-14)

(12) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein regarding tax matters (incorporated herein by reference to Exhibit 12 to the Initial Form N-14)

(13)  Amended Services Agreement between Morgan Stanley Dean Witter Advisors
      Inc. and Morgan Stanley Dean Witter Services Company Inc. (incorporated herein by reference to Exhibit 13 to the Initial Form N-14)

(14)  Consent of Independent Accountants

(15)  Not Applicable

(16) Powers of Attorney (incorporated herein by reference to Exhibit 16 to the Initial Form N-14)

(17)  (a)  Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the
           Investment Company Act of 1940, for its fiscal year ended October 31, 1997 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on December 29, 1997)

      (b) Form of Proxy (incorporated herein by reference to Exhibit 17 to the Initial Form N-14)


ITEM 17. UNDERTAKINGS

    1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering of them.

                                   SIGNATURES


    As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 11th day of December, 1998.


                                     MORGAN STANLEY DEAN WITTER
                                     WORLD WIDE INCOME TRUST

                                     By:              /s/ BARRY FINK
                                          --------------------------------------
                                                        Barry Fink
                                               VICE PRESIDENT AND SECRETARY

    As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                    SIGNATURE                                 TITLE                         DATE
     ----------------------------------------  -----------------------------------  --------------------

 1.        Principal Executive Officer

                                               Chairman, President, Chief
             Charles A. Fiumefreddo**            Executive Officer and Trustee      December 11, 1998

 2.        Principal Financial Officer

               /s/ THOMAS F. CALOIA
          ------------------------------       Treasurer                            December 11, 1998
                 Thomas F. Caloia

 3.            Majority of Trustees

                  Michael Bozic*               Trustee                              December 11, 1998

                  Edwin J. Garn*               Trustee                              December 11, 1998

                  John R. Haire*               Trustee                              December 11, 1998

                 Wayne E. Hedien*              Trustee                              December 11, 1998

              Dr. Manuel H. Johnson*           Trustee                              December 11, 1998

                Michael E. Nugent*             Trustee                              December 11, 1998

               Philip J. Purcell**             Trustee                              December 11, 1998

                John L. Schroeder*             Trustee                              December 11, 1998

 *By:          /s/ STUART M. STRAUSS
          ------------------------------
                Stuart M. Strauss
                 Attorney-in-Fact

Dated:            December 11, 1998

 **By:              /s/ BARRY FINK
          ------------------------------
                    Barry Fink
                 Attorney-in-Fact

Dated:            December 11, 1998

                                 EXHIBIT INDEX


EXHIBIT                                                    PAGE
NUMBER                       EXHIBIT                       NUMBER
----  ---------------------------------------------------  ---

(14 ) Consent of Independent Accountants